Exhibit 10.20
EXECUTION VERSION

PERMITTING AND RECLAMATION PLAN SETTLEMENT
AGREEMENT FOR THE STATE OF WEST VIRGINIA
THIS AGREEMENT (as it may be amended or modified from time to time, this “Settlement Agreement”) is made and entered into as of July 12, 2016, by and among Alpha Natural Resources, Inc. (“ANR”), on behalf of itself and its debtor-affiliates (collectively with ANR, the “Debtors” or, when used in reference to such Debtors on or after the Effective Date (as defined herein), the “Reorganized Debtors”), Contura Energy, Inc. (the “Purchaser”) and the West Virginia Department of Environmental Protection (the “Department” and, collectively with the Debtors and the Purchaser, the “Parties”).
WHEREAS, on August 3, 2015 (the “Petition Date”), the Debtors each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”), which cases are being jointly administered under case number 15-33896 (KRH) (collectively, the “Chapter 11 Cases”);
WHEREAS, on December 7, 2015, the Debtors and the Department entered into a consent order (the “Consent Order”), a copy of which is attached as Annex I to the Order Concerning Reclamation Bonding of the Debtors’ Surface Coal Mining Operations in West Virginia (Docket No. 1158), providing for the Debtors’ satisfaction of their statutory reclamation bonding requirements in the State of West Virginia (the “State”) during the Chapter 11 Cases;
WHEREAS, the Debtors are in general compliance with, and are continuing to perform their ongoing reclamation obligations in accordance with, the Consent Order;
WHEREAS, on May 25, 2016, the Debtors filed the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession in the Chapter 11 Cases (as it may be modified, supplemented or amended, the “Plan”), the solicitation version of which is attached as Exhibit A to the Notice of Filing of Solicitation Versions of (A) Second Amended Joint Plan of Reorganization and (B) Related Second Amended Disclosure Statement (Docket No. 2594);
WHEREAS, the Department has issued certain permits to the Debtors (collectively, the “West Virginia Permits”) in connection with the Debtors’ operation and reclamation of certain mines and facilities (collectively, the “Mining Complexes”) within the State;
WHEREAS, the Debtors are parties to a transaction (the “Sale Transaction”) pursuant to that certain Asset Purchase Agreement (including all schedules and exhibits associated therewith) with the Purchaser and attached as Exhibit I.A.250 to the Plan to be entered into on or prior to the Effective Date (as it may be modified, supplemented or amended, the “APA”) providing for (a) the sale of certain of the Debtors’ assets (collectively, the “Purchased Assets”) to the Purchaser, (b) the assumption of certain of the Debtors’ liabilities by the Purchaser, (c) the transfer of certain permits, including certain of the West Virginia Permits (collectively, the “Transferred Permits”), to the Purchaser and (d) certain transactions necessary to effectuate the foregoing;

WHEREAS, the Purchased Assets include certain of the Debtors’ assets related to the Nicholas Mining Complex in the State, among other assets;
WHEREAS, the Debtors intend that the Reorganized Debtors will retain substantially all of the Debtors’ coal mining assets that are not sold pursuant to the Sale Transaction (collectively, the “Retained Assets”);
WHEREAS, the Retained Assets include certain of the Debtors’ assets related to the Bandmill, Black Bear/Ben’s Creek, Cucumber, Delbarton, Elk Run, Erbacon, Goals/Edwidge, Green Valley, Inman/Admiral, Kepler, Kingston, Litwar, Mammoth, Marfork, Rawl, Revolution Mine/Independence, Rock Springs, Superior Mine, Twilight Surface Mine, Twin Star (portion in West Virginia), Wildcat and White Flame Surface Mine Mining Complexes in the State, among other assets;
WHEREAS, the primary purpose of the Reorganized Debtors will be to hold the permits associated with the Retained Assets – including the West Virginia Permits other than the Transferred Permits (collectively, the “Retained Permits”) – that have mining operations: (a) with only reclamation activities to be completed (collectively, the “Reclaim-Only Sites”), and to manage the reclamation activities at the Reclaim-Only Sites; (b) where coal currently is being mined and is expected to be mined in the future (collectively, the “Active Sites”) and to manage and operate the Active Sites; (c) where coal currently is not being mined due to market considerations but may be mined in the future (collectively, the “Inactive Sites”) and to manage and potentially to operate the Inactive Sites; and (d) where mining has not been started but may be started in the future (collectively, the “Not Started Sites”). The Active Sites, Inactive Sites, Reclaim-Only Sites and the Not Started Sites shall be referred to collectively herein as the “Mining Sites”;
WHEREAS, attached hereto as Exhibit 1 is a schedule identifying each of the Retained Permits and categorizing each of the Retained Permits as an Active Site, an Inactive Site, a Reclaim-Only Site or a Not Started Site;
WHEREAS, the Parties desire to enter into this Settlement Agreement to define the terms and framework for accomplishing mine land reclamation and associated environmental restoration in the State in accordance with the Surface Mining Control and Reclamation Act of 1977, as amended, 30 U.S.C. §§ 1201, et seq. (“SMCRA”), its State analogues and other applicable mining and environmental related statutes and regulations (collectively with SMCRA, the “Mining Laws”) on Mining Complexes operated under West Virginia Permits previously issued to ANR and its subsidiaries;
WHEREAS, the terms of this Settlement Agreement are incorporated into the Plan, and the Parties intend that this Settlement Agreement shall be subject to approval by the Bankruptcy Court in connection with confirmation of the Plan;
NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the Parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Plan. In addition to the terms defined elsewhere in this Settlement Agreement, the terms below have the following meanings herein:
(a)    “Active Sites Commitment Letter” means a written commitment from a qualified surety company licensed to do business in West Virginia pursuant to which the surety company agrees to provide acceptable Surety Bonds for all Self-Bonded Active Sites as soon as practicable, but no later than the 30 days after the Effective Date of the Plan.
(b)    “Affiliate” means “affiliate,” as such term is defined in section 101(2) of the Bankruptcy Code.
(c)    “Applicant/Violator System” means (i) the nationwide database maintained by OSMRE of mine applicants, permittees, operators, application and permit records, as well as unabated or uncorrected environmental violations pursuant to SMCRA or (ii) the analogous database maintained by the Department pursuant to the West Virginia Surface Coal Mining and Reclamation Act.
(d)    “Cash Bond” means a Collateral Bond of the kind identified in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-11.3.b.1.A. - 11.3.b.1.D.
(e)    “Collateral Bond” means a collateral bond issued in accordance with the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-11.3.b.
(f)    “Change in Control” means the occurrence of any of the following events at any time subsequent to the distribution of the Reorganized ANR Common Stock pursuant to the Plan: any “person” or “group” (for purposes of this definition, as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), shall own directly or indirectly, beneficially or of record, capital stock representing over 50% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding capital stock of ANR, Inc. or Alpha Natural Resource Holdings, Inc.
(g)    “Effective Date” means the date upon which the Plan shall become effective in accordance with its terms.
(h)    “Event of Default” has the meaning ascribed to it in Section 9(a) hereof.
(i)    “First Lien Lenders” has the meaning given such term in the Plan.
(j)    “Free Cash Flow” means cash generated by the Reorganized Debtors in an amount equal to earnings before taxes, multiplied by an amount equal to one minus the tax rate applicable to the Reorganized Debtors, plus an add-back of all depreciation and amortization expenses, plus or minus, as applicable, any decrease or increase to the Reorganized Debtors’ net working capital, minus capital expenditures, measured for any Quarterly Period.

(k)    “Fully Reclaim,” “Fully Reclaimed” or “Full Reclamation” means, as to any or all Retained Permits, “Completion of Reclamation” as defined in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.37.
(l)    “Letter of Credit” means a letter of credit issued in accordance with the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-11.3.b.1.G.
(m)    “Material Asset Sale” means a sale, in any single or set of related transaction(s), of any assets of any of the Reorganized Debtors, other than sales of coal in the ordinary course of business, generating $100,000 or more in net cash proceeds.
(n)    “OSMRE” means the United States Department of the Interior, Office of Surface Mining, Reclamation and Enforcement.
(o)    “Quarterly Period” means a full calendar-year quarter ending each March 31, June 30, September 30 and December 31; provided, however, that the first Quarterly Period after the Effective Date shall be deemed to run from the Effective Date through September 30.
(p)    “Penal Bond” means a bond issued in accordance with W. Va. Code R. § 38-2-11.3, other than a bond issued pursuant to W. Va. Code R. § 38-2-11.3.d.
(q)    “Pool Bond” has the meaning ascribed to it in Section 3(c)(ii) hereof.
(r)    “Reclamation Agreement” means, individually and collectively, the Global Reclamation Agreement and any Site Reclamation Agreement, as defined in Section 5(b) hereof.
(s)    “Reclamation Funding Agreement” means the agreement, substantially in the form attached hereto as Exhibit 2, by and among the Debtors, for and on behalf of themselves and the Reorganized Debtors, the Purchaser and the appropriate regulatory agencies of each of the States of Illinois, Tennessee (as administered by OSMRE) and West Virginia and the Commonwealths of Kentucky and Virginia.
(t)    “Restricted Cash Accounts” means, collectively, the Restricted Cash Reclamation Account and the Water Treatment Restricted Cash Account.
(u)    “Restricted Cash Reclamation Account” means an interest bearing segregated deposit account in which the Department shall hold a first priority security interest, perfected by “control” under the Uniform Commercial Code of West Virginia into which funds are deposited pursuant to Sections 2, 4 and 5 of the Reclamation Funding Agreement. For the avoidance of doubt, the Reorganized Debtors may invest funds in the Restricted Cash Reclamation Account in overnight securities consistent with their cash management policy.
(v)    “Retained Bonds” means any reclamation bonds associated with the Retained Permits, as existing on the date hereof.

(w)    “Self-Bond” means a bond issued in accordance with the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-11.3.d.
(x)    “Self-Bonded” means subject to a Self-Bond.
(y)    “Surety Bond” means a surety bond issued in accordance with the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-11.3.a.
(z)    “Third Party Beneficiaries” means the First Lien Lenders, their officers, directors, employees and advisors, and each of their Affiliates, successors and assigns.
(aa)    “Water Treatment Restricted Cash Account” has the meaning ascribed to it in the Reclamation Funding Agreement and in which the Department shall hold a first priority security interest, perfected by “control” under the Uniform Commercial Code of West Virginia. For the avoidance of doubt, the Reorganized Debtors may invest funds in the Water Treatment Restricted Cash Account in overnight securities consistent with their cash management policy.
2.    Operation of Mining Sites. Subject to the issuance of further orders of the Department, the Department agrees that the Reorganized Debtors may: (a) continue to mine coal, or commence coal mining operations, as applicable, at the Active Sites, Inactive Sites and Not Started Sites subject to the provision of Surety Bonds with respect to each such Mining Site; and (b) remove coal incidental to their reclamation activities at the Reclaim-Only Sites, as authorized in accordance with any Reclamation Agreements.
3.    Provision of Bonding and Other Financial Assurance.
(a)    Continuation of Existing Bonds. All Retained Bonds shall remain in place or, with respect to any currently posted commercial Retained Bond, shall be replaced with Surety Bonds or other financial assurance reasonably acceptable to the Department of an identical amount.
(b)    Posting of Bonds for Active and Inactive Sites.
(i)    The Reorganized Debtors shall post Penal Bonds for all Active Sites and Inactive Sites in the amount determined in accordance with applicable State law and rules, as follows:
(1)    On or before the Effective Date, the Debtors shall secure and provide to the Department the Active Sites Commitment Letter;
(2)    The Reorganized Debtors shall have in place and posted with the Department Surety Bonds, Cash Bonds or Letters of Credit for all Active Sites within 30 days after the Effective Date; and

(3)    Within 180 days of the Effective Date, the Reorganized Debtors shall have in place and posted with the Department Surety Bonds or other acceptable forms of Penal Bonds for all Inactive Sites.
(ii)    Unless the Retained Permits associated with the Not Started Sites have been terminated or relinquished prior to the Effective Date, all Not Started Sites shall be deemed to be “Inactive Sites” for purposes of this Section 3 and shall be either (1) bonded with Surety Bonds or other acceptable forms of Penal Bonds within 30 days of the Effective Date or (2) deemed terminated and relinquished on and as of the 31st day after the Effective Date.
(iii)    If and to the extent that the Self-Bonds at Active and Inactive Sites have not been replaced with Surety Bonds or other acceptable forms of Penal Bonds as contemplated in Sections 3(b)(i)(2), 3(b)(i)(3) and 3(b)(ii) above on or before the Effective Date, the Reorganized Debtors shall place in escrow an amount of cash equal to: (1) the amount of collateral required to collateralize bonds not yet issued pursuant to the Active Sites Commitment Letter; (2) the amount of remaining collateral previously allocated by the Debtors and the First Lien Lenders to obtain bonds for the Active Sites and Inactive Sites; and (3) an additional $10,000,000 or such lesser amount as may be necessary to provide a Cash Bond for all Active and Inactive Sites, including any Not Started Sites that are deemed to be “Inactive Sites,” for which a Surety Bond has not then been posted (the “Interim Contribution”), which Interim Contribution shall be payable to the Department as a Cash Bond in the event that the Reorganized Debtors fail to bond all Active and Inactive Sites within the timeframes provided above. To the extent payable, the Interim Contribution shall be in addition to all other funding provided by the Reorganized Debtors and the Purchaser pursuant to this Settlement Agreement and the Reclamation Funding Agreement and shall be set aside from funds that otherwise would be distributed to the First Lien Lenders under the Plan. The Reorganized Debtors may use the funds held in escrow to obtain Surety Bonds or Collateral Bonds for the Active Sites and Inactive Sites. If, at any time, the amount of Self-Bonds outstanding at Active Sites and Inactive Sites, including any Not Started Sites that are deemed to be “Inactive Sites,” is less than the amount of the Interim Contribution, the Reorganized Debtors shall remit the difference to the First Lien Agent so long as such difference is at least $250,000. Once all Self-Bonds at the Active Sites and Inactive Sites, including any Not Started Sites that are deemed to be “Inactive Sites,” have been replaced with Surety Bonds or other acceptable Penal Bonds, the Reorganized Debtors shall remit the remaining amount of the Interim Contribution to the First Lien Agent.
(iv)    The Debtors and the Department have reviewed their records and evaluated the current amounts of the self-bonded obligations at the Active, Inactive and Not Started Sites that are required to be bonded pursuant to this Section 3(b). The Parties agree that Exhibit 1 accurately sets forth the current aggregate amounts of those self-bonded obligations and that the aggregate amount of the bonding obligations at those sites may be increased only in accordance with the Mining Laws at the time of mid-term permit review or permit renewal, unless the Debtors or the Reorganized Debtors have previously submitted an increase in the bond amount prior to the posting of Penal Bonds in accordance with this Section 3(b).
(v)    In the event that the Reorganized Debtors decide to commence or recommence mining operations at any Reclaim-Only Site, they may do so only upon posting Surety Bonds or other acceptable forms of Penal Bonds and compliance with all other applicable Mining Laws with respect to such Reclaim-Only Site.
(c)    Posting of Additional Financial Assurance.
(i)    On or before the Effective Date, the Reorganized Debtors shall post an additional $24,000,000 in financial assurance in the form of a Cash Bond or Letter of Credit with the West Virginia State Treasurer’s Office for any and all sites located in the State that will be covered by a Self-Bond on and after the Effective Date.
(ii)    The Cash Bond or Letter of Credit issued pursuant to
Section 3(c)(i) hereof shall be in addition to the existing $15,000,000 Letter of Credit posted pursuant to the Consent Order, which Letter of Credit shall remain in full force and effect or be substituted by a replacement Letter of Credit or Cash Bond on terms in accordance with applicable West Virginia law and acceptable to the Department, it being agreed that the terms of the existing Letter of Credit are acceptable. The Cash Bond or Letter of Credit issued pursuant to Section 3(c)(i) hereof and such existing Letter of Credit and any replacement Letter of Credit or Cash Bond are referred to herein as the “Pool Bond.”
(iii)    Until the Reorganized Debtors have replaced all Self-Bonds with Penal Bonds that satisfy applicable law, the Pool Bond will remain in place and may be drawn down and applied by the Department in whole or in part upon its revocation of any of the issued and outstanding Self-Bonded Retained Permits and declaration of forfeiture and demand for payment of the associated Self-Bond(s).
(iv)    The Pool Bond shall be returned by the Department to the Reorganized Debtors when all Self-Bonded Mining Sites have been covered by Penal Bonds in accordance with West Virginia law or Fully Reclaimed, whichever comes first. For the avoidance of doubt, nothing herein shall prevent the Reorganized Debtors from converting the Pool Bond into site-specific Penal Bonds when the aggregate amount of reclamation obligations at the Self-Bonded Mining Sites has been reduced to $39,000,000 or lower.

(d)    Reduction in Self-Bonded Reclamation Obligations. The Reorganized Debtors shall reduce the existing Self-Bonded obligations with respect to Reclaim-Only Sites as of the Effective Date by: (i) 25% of the initial amount of the Self-Bonded obligations on such Mining Sites by December 31, 2020; (ii) 50% of the initial amount of the Self-Bonded obligations on such Mining Sites by December 31, 2023; and (iii) 100% of the initial amount of the Self-Bonded obligations on such Mining Sites by the tenth anniversary of the Effective Date, by which time the remaining Retained Permits on the Reclaim-Only Sites shall be fully bonded with Penal Bonds in the amount determined in accordance with applicable State law and rules. The calculation of the required reduction in Self-Bonds shall not take into account any existing Penal Bonds or the amount of the Pool Bond until the aggregate amount of Self-Bonds is less than $39,000,000, and the Pool Bond has been converted to site-specific Penal Bonds.
(e)    Reaffirmation and Collateralization of Self-Bonds and Guaranties.
(i)    Except to the extent replaced by Penal Bonds in accordance with the terms and provisions of this Settlement Agreement, the Debtors, for and on behalf of themselves and the Reorganized Debtors, reaffirm all of their remaining Self-Bonds existing on the Effective Date of the Plan and shall, as reasonably requested by the Department on and after the Effective Date, submit revised applications for any remaining Self-Bonds.
(ii)    ANR, for and on behalf of itself and Reorganized ANR, hereby reaffirms its obligations under the Self-Bond Corporate Guarantee dated December 13, 2012 (the “Guarantee”), a copy of which is attached hereto as Exhibit 3, and the Reorganized Debtors shall, as reasonably requested by the Department on and after the Effective Date, provide new guaranties of all Self-Bonds remaining in existence.
(iii)    The Plan provides that Alpha Natural Resources Holdings, Inc. and ANR, Inc. will be established pursuant to the Plan and shall replace Reorganized ANR as the holding companies for the equity interests of the Reorganized Debtors from and after the Effective Date. On and as of the Effective Date, ANR, Inc. shall, in connection with the Restructuring Transactions, assume the obligations of Reorganized ANR under the Guarantee, and both Alpha Natural Resources Holdings, Inc. and ANR, Inc. shall, on the Effective Date, execute guaranties, substantially in the form of the Guarantee, of all Self-Bonds remaining in existence on and after the Effective Date.
(iv)    All remaining Self-Bonds and the existing and new guaranties shall be secured by: (1) the Pool Bond; (2) the funds in the Restricted Cash Accounts; and (3) all other Collateral (as defined in the Security Agreement); provided, however, that the Reorganized Debtors’ obligations under any remaining Self-Bonds and the obligations of each of the guarantors shall not be limited by the existence or amount of such collateral. On the Effective Date, the Debtors or the Reorganized Debtors shall execute and deliver to the Department a collateral security agreement, substantially in the form attached hereto as Exhibit 4 (the “Security Agreement”).
4.    Establishment and Funding of the Restricted Cash Accounts.
(a)    On or prior to the Effective Date, the Debtors or the Reorganized Debtors shall establish the Restricted Cash Accounts in accordance with the terms of this Settlement Agreement and the Reclamation Funding Agreement and shall execute and deliver to the Department a deposit account control agreement in form and substance reasonably acceptable to the Department with respect to the establishment and use of the Restricted Cash Accounts.
(b)    The Reorganized Debtors shall fund the Restricted Cash Accounts as follows:
(i)    The Reorganized Debtors shall deposit into the Restricted Cash Accounts all funds required to be paid or deposited to the State in accordance with the Reclamation Funding Agreement.
(ii)    Except as may otherwise be agreed to by the Department and the Reorganized Debtors, the Reorganized Debtors shall deposit into the Restricted Cash Reclamation Account: (1) 50% of the net cash proceeds of any Material Asset Sale of any Retained Asset or group of Retained Assets located in the State with respect to which Material Asset Sale the net cash proceeds are $500,000 or more, provided, however, that the amount to be deposited shall be reduced on a dollar-for-dollar basis by the amount of any Self-Bonded reclamation obligations on Reclaim-Only Sites that are assumed by the applicable purchaser, provided further, however, that the amount of net cash proceeds contributed to the Restricted Cash Reclamation on account of any Material Asset Sale of Retained Assets in the State shall be not less than 25% of such net cash proceeds; and (2) 25% of the net cash proceeds of any Material Asset Sale of any Retained Asset or group of Retained Assets located in the State with respect to which Material Asset Sale the net cash proceeds are at least $100,000 but less than $500,000.
(iii)    Any collateral returned to or received by the Reorganized Debtors by, from or with respect to any issuer of any Surety Bond(s) issued in the State shall, with the Department’s prior approval, either be deposited in the Restricted Cash Reclamation Account or used to provide acceptable financial assurance for Reclaim-Only Sites that are still covered by a Self-Bond.
(c)    All funds deposited into the Restricted Cash Accounts may be used solely to fund reclamation, mitigation and water treatment and management obligations in the State in accordance with the terms of this Settlement Agreement and, with respect to funds in the Water Treatment Restricted Cash Account, the Reclamation Funding Agreement.

(d)    The Department shall have the right to audit the Restricted Cash Accounts at any time and from time to time, in each case upon reasonable notice to the Reorganized Debtors.
5.    West Virginia Reclamation Compliance.
(a)    Obligation to Complete Reclamation.
(i)    The Reorganized Debtors hereby acknowledge their obligations to Fully Reclaim all of their permitted Mining Sites in accordance with the Retained Permits and all applicable state and federal laws, without any limitation relating to the amounts included in or required to be deposited or paid into the Restricted Cash Accounts, the amount of any of the Penal Bonds or the Pool Bond issued pursuant to or in accordance with this Settlement Agreement or the liens granted pursuant to the Security Agreement.
(ii)    Reclamation of all Reclaim-Only Sites shall be complete or current by the tenth anniversary of the Effective Date.
(b)    Reclamation Agreements.
(i)    Within 90 days after the Effective Date, the Reorganized Debtors and the Department shall enter into a “Global Reclamation Agreement” pursuant to which, among other things, the parties thereto shall establish: (1) a schedule of priority for reclamation, mitigation and water treatment and management; and (2) a detailed reclamation and water treatment schedule with respect to all of the Reorganized Debtors’ Reclaim-Only Sites.
(ii)    To the extent necessary or appropriate, the Reorganized Debtors and the Department shall negotiate in good faith and use reasonable best efforts to enter into site-specific reclamation agreements (collectively, the “Site Reclamation Agreements”) with respect to any Reclaim-Only Site, subject to the Department’s permit modification procedures, as and to the extent required or appropriate.
(iii)    Any of the Reclamation Agreements may provide that the Reorganized Debtors and their assignees may continue to mine coal incidental to reclamation as authorized in accordance with their terms.
(c)    Use of Funds in Restricted Cash Accounts.
(i)    Subject to the terms and provisions of this Settlement Agreement and, with respect to funds in the Water Treatment Restricted Cash Account, the Reclamation Funding Agreement and unless and until the Department delivers a notice pursuant to Section 9(c)(ii) hereof, the Reorganized Debtors may use funds contributed to the Restricted Cash Accounts in the performance of their obligations to complete reclamation, mitigation (to the extent required under West Virginia Permits issued by the Department) and water treatment and management only within the State and only in accordance with the West Virginia Permits and any applicable Reclamation Agreements; provided, however, that such funds shall be used first to reclaim, mitigate and treat and manage water at Reclaim-Only Sites until all such Mining Sites have been Fully Reclaimed and then at any other Mining Sites; and provided, further, that the Reorganized Debtors may use funds in the Restricted Cash Accounts for mitigation under section 404 of the Clean Water Act only if agreed to by the Department.
(ii)    Upon the Department’s delivery of a notice pursuant to Section 9(c)(ii) hereof, the Reorganized Debtors’ right to use funds in the Restricted Cash Accounts shall immediately cease without further action on the part of the Department, the funds then contained in the Restricted Cash Accounts shall be deemed to constitute a Cash Bond with respect to the Reorganized Debtors’ performance of their obligations to reclaim and manage and treat water at their Reclaim-Only Sites, and the Department shall be entitled to execute upon its collateral pledge of any amounts held in or payable into the Restricted Cash Accounts in accordance with Section 9(c)(iii) hereof, the Security Agreement or any applicable deposit account control agreement.
(iii)    Upon written confirmation from the Department confirming the Full Reclamation of the Retained Permits and the release of the associated bonds, any remaining funds in the Restricted Cash Accounts shall be delivered to the Reorganized Debtors; provided, however, that the Reorganized Debtors shall not be entitled to the return of any funds paid or payable to the State from the Restricted Cash Accounts upon forfeiture of any Self-Bonds, it being understood that the funds so forfeited shall constitute a penal bond.
(d)    Budgeting and Accounting for Reclamation and Water Treatment.
(i)    Within 45 days after the Effective Date, the Reorganized Debtors shall provide to the Department an initial budget, subject to approval by the Department, with respect to any reclamation, mitigation and water treatment and management to be performed using monies in the Restricted Cash Accounts during the period from the Effective Date through December 31, 2016.
(ii)    Within 120 days after the Effective Date, the Reorganized Debtors shall provide to the Department an initial budget, based on the Global Reclamation Agreement, reflecting the Reorganized Debtors’ reasonable best efforts to project estimated expenditures from the Restricted Cash Accounts on account of reclamation, mitigation and water treatment and management expenses at all Reclaim-Only Sites through December 31, 2018 (the “Long-Term Budget”).
(iii)    On or before December 1, 2016, the Reorganized Debtors shall provide to the Department a budget (the “Semi-Annual Budget”), subject to approval by the Department, with respect to any reclamation, mitigation and water treatment and management to be performed using monies in the Restricted Cash Accounts during the period from January 1, 2017 through June 30, 2017.

The Reorganized Debtors shall revise and update the Semi-Annual Budget for each ensuing six-month period by no later than 30 days prior to the conclusion of the current period (or on such schedule as may otherwise be agreed upon by the Reorganized Debtors and the Department).
(iv)    The Reorganized Debtors shall provide to the Department accountings of its Free Cash Flow and actual-to-budgeted expenditures from the Restricted Cash Accounts within 30 days after the end of each Quarterly Period. Such accountings shall be certified as to their accuracy by a senior officer of the Reorganized Debtors.
(v)    The Reorganized Debtors shall meet with the Department on a quarterly basis: (1) to review reclamation and water treatment progress, the Long-Term Budget and the current Semi-Annual Budget; (2) to provide updates on reclamation and water treatment spending from the Restricted Cash Accounts; and (3) to discuss other matters relevant to their obligations to fund such accounts.
6.    Other Provisions on Bonding and Reclamation.
(a)    Other Permit Revisions, Modifications and Amendments. The Reorganized Debtors may submit applications for revisions, modifications or amendments to the Retained Permits as the Reorganized Debtors may determine to be desirable or necessary to amend the terms and conditions of any Retained Permit or to facilitate bond reduction, bond release and/or efficient and cost effective completion of reclamation. Any applications for revision, modification or amendment of the Retained Permits will be advertised in accordance with applicable regulatory requirements and otherwise comply with applicable regulatory requirements. The Reorganized Debtors and the Department agree to respond to comments received on any such application on a timely basis. The Reorganized Debtors and the Department agree to cooperate and work in good faith with each other such that such Retained Permit revisions, modifications or amendments are processed in a timely manner to facilitate the completion of reclamation in a manner consistent with applicable Reclamation Agreements and applicable state and federal law.
(b)    Administrative Fee. The Reorganized Debtors shall pay out of the Restricted Cash Reclamation Account an administrative fee to the Department to provide for the oversight of the budgeting, accounting and settlement implementation activities of the Department in the amount of $56,000 per annum.
(c)    Attorney Fees. On the Effective Date, the Debtors shall pay to the Department the amount of the attorneys’ fees and expenses of the Department incurred during the pendency of the Debtors’ chapter 11 cases through the Effective Date of the Plan up to $250,000.
(d)    Access to Rejected Leasehold Properties.

(i)    Consistent with the order authorizing, among other things, the rejection of certain unexpired leases (Docket No. 2239) (the “Rejection Order”) and any similar order, the Debtors and the Reorganized Debtors shall work with the lessors under rejected leases to obtain access to the applicable sites to complete reclamation or perform mitigation or water treatment (any such site, a “Rejected Lease Site”).
(ii)    If the Debtors or the Reorganized Debtors are unable to obtain access to any Rejected Lease Site to complete reclamation or perform mitigation or water treatment, the Reorganized Debtors and the Department shall work cooperatively and in good faith to address and remedy the access issue and to develop a mechanism to ensure such access.
(iii)    The failure to obtain access shall not excuse the Debtors or the Reorganized Debtors from complying with their reclamation, mitigation and water treatment obligations under applicable law. The Debtors shall include language in the order confirming the Plan (the “Confirmation Order”) clarifying that paragraph 8 of the Rejection Order and any other similar order does not apply to the Department or interfere in any way with the Department’s enforcement of the Mining Laws against the Debtors, the Reorganized Debtors or any other parties and incorporating any other provisions agreed upon by the Department, the Debtors and the Reorganized Debtors.
(e)    Permit Transfers. The Department shall review permit transfer applications and complete permit transfers, including the transfers of the Transferred Permits, that comply with applicable law expeditiously.
(f)    Consent Orders.
(i)    On the Effective Date, the Reorganized Debtors and the Department shall enter into a consent order substantially in the form attached hereto as Exhibit 5.
(ii)    The Reorganized Debtors and the Department shall negotiate in good faith such other consent orders as the Department shall deem necessary or appropriate to embody the terms of the Reclamation Agreements and this Settlement Agreement.
7.    Limitations on Certain Transactions.
(a)    Merger, Sale of Substantial All Assets, or Change in Control. The Reorganized Debtors may enter into a merger or sale of all or substantially all of the assets of the Reorganized Debtors or any Change in Control, but in each case only if: (i) the Reorganized Debtors comply with their obligations under the Reclamation Funding Agreement with respect to such transaction; and (ii) the Department determines in its sole and absolute discretion that the Reorganized Debtors, the purchaser and/or the successor have the ability to complete all of the reclamation, mitigation and water management and treatment obligation in West Virginia that it proposes to assume or retain; provided, however, that the Restructuring Transactions, including, without limitation, the Sale Transaction, shall not be deemed to be mergers, sales or Changes in Control within the meaning of this Section 7(a).
(b)    Asset Sales. To the extent that the Reorganized Debtors seek to sell assets associated with the Delbarton, Mammoth or Marfork Mining Complexes (whether through an asset sale or equity sale at any level that includes such assets) at any time after the Effective Date, the Reorganized Debtors may do so only with the prior approval of the Department, which approval shall not be unreasonably withheld. In considering approval of the sale, the Department may consider the effect of such sale upon the Reorganized Debtors’ ability to Fully Reclaim or fully bond its remaining sites and the amount of the contribution of sale proceeds to the State’s Restricted Cash Reclamation Account. With respect to all other Material Asset Sales involving mining assets located in the State or Retained Permits, the Reorganized Debtors shall provide reasonable notice of the proposed asset sale, consult with the Department regarding the proposed sale, and comply with Section 4(b)(ii) with respect to the proceeds thereof.
(c)    No Dividends. Until the Reorganized Debtors have fulfilled their obligations to bond and fully fund reclamation, mitigation and water management and treatment in accordance with this Settlement Agreement, ANR, Inc., Alpha Natural Resource Holdings, Inc., and any other issuer of equity interests distributed to creditors under the Plan, other than the Purchaser or any of its subsidiaries, shall not make any distributions on account of any of their equity interests; provided, however, that nothing herein shall prohibit the Reorganized Debtors from making payments or otherwise satisfying their obligations pursuant to the Plan with respect to the Reorganized ANR Contingent Revenue Payment.
(d)    For the avoidance of doubt, nothing in Sections 7(a) and (b) hereof shall: (i) limit or interfere with the Department’s exercise of discretion with respect to approving any permit transfer or other required regulatory approval; (ii) alter or affect the obligations of the Reorganized Debtors or any of their successors or assigns, as the case may be, to perform or complete reclamation of all of its or their respective permitted sites in accordance with applicable Reclamation Agreements, consent decrees and this Settlement Agreement; or (iii) apply to the Sale Transaction.
8.    Releases.
(a)    Subject to the Reorganized Debtors providing bonding for the West Virginia Permits at all Active and Inactive Sites, including any Not Started Sites that are deemed to be “Inactive Sites” (which may include the Reorganized Debtors’ deposit into escrow of the funds referenced in Section 3(b)(iii) above as a Cash Bond), in each case in the aggregate amounts set forth in Exhibit 1 attached hereto, the Bankruptcy Court’s approval of the terms of this Settlement Agreement and the occurrence of the Effective Date, the Department agrees that as of the Effective Date:

(i)    (1) The Department shall release the Debtors’ shareholders, directors, officers, employees and agents from any claims, violations or conditions arising prior to the Effective Date and (2) the Department shall not link any of the Debtors’ shareholders, directors, officers, employees or agents to the Applicant/Violator System for any claims, violations or conditions arising prior to the Effective Date. The Parties agree that nothing in the foregoing shall (1) release or affect the liability of any of the Reorganized Debtors or their shareholders, directors, officers, employees, agents or other owners or controllers (as such term is defined in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85) for any claims or violations with respect to the Retained Assets and the Retained Permits first arising after the Effective Date (whether or not the conditions giving rise to such claims or violations arose prior to or after the Effective Date) (a “Post-Effective Date Violation”); or (2) prevent any of the Reorganized Debtors’ shareholders, directors, officers, employees, agents and other owners and controllers of the Reorganized Debtors from being linked to the Applicant/Violator System on account of any Post-Effective Date Violation; provided, however, that the Department shall not take any action against any of the foregoing parties on account of any Post-Effective Date Violation based solely on a failure to undertake reclamation obligations in a timely manner, where such reclamation obligations are being performed and satisfied in accordance with the terms of applicable Reclamation Agreements, consent decrees or this Settlement Agreement.
(ii)    The Department shall release the Purchaser, all of its subsidiaries, the First Lien Lenders, the First Lien Agent, the DIP Lenders, the DIP Agent, any affiliate of any of the foregoing (including any entity that is or becomes an affiliate of the Purchaser as a result of the Sale Transaction), and their respective directors, officers, employees and agents from any claims, violations or conditions (1) arising prior to the Effective Date or (2) with respect to the Retained Permits or the Retained Assets, in each case except to the extent that any or all of such entities or people after the Effective Date (x) are directors, officers, employees and agents of the Reorganized Debtors, or otherwise operate or own or control (as such term is defined in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85) the Retained Permits, Retained Assets, or the Reorganized Debtors after the Effective Date or (y) constitute or become an operator, or own or control (as such term is defined in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85) an operator, of the Transferred Permits or any other permit. For avoidance of doubt, none of the (i) relationships between the Reorganized Debtors and the Purchaser based on the post-Effective Date temporary exchange of administrative and other similar ministerial services and temporary ministerial collaboration between the Reorganized Debtors and the Purchaser, in each case solely to the extent necessary to effectuate the Sale Transaction, (ii) funding obligations of the Purchaser arising under the Reclamation Funding Agreement and (iii) the consummation of the Sale Transaction shall be construed to classify or give any right to the Department to classify or assert the Purchaser or its subsidiaries or their respective shareholders, directors, officers or employees as an owner or controller (as such term is defined in of the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85) of the Reorganized Debtors.
(iii)    The Department shall release the Reorganized Debtors and their directors, officers, employees and agents from any claims, violations or conditions with respect to the Transferred Permits, except to the extent that any or all of such entities or persons are also employed by, or otherwise own or control (as such term is defined in the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85), the Purchaser after the Effective Date. For avoidance of doubt, none of the (i) relationships between the Reorganized Debtors and the Purchaser based on the post-Effective Date temporary exchange of administrative and other similar ministerial services and temporary ministerial collaboration between the Reorganized Debtors and the Purchaser, in each case solely to the extent necessary to effectuate the Sale Transaction, (ii) funding obligations of the Purchaser arising under the Reclamation Funding Agreement and (iii) the consummation of the Sale Transaction shall be construed to classify or give any right to the Department to classify or assert the Reorganized Debtors or their subsidiaries or their respective shareholders, directors, officers or employees as an owner or controller (as such term is defined in of the West Virginia Surface Mining Reclamation Rule, W. Va. Code R. § 38-2-2.85) of the Purchaser.
(b)    This Settlement Agreement shall be incorporated by reference into the Confirmation Order. To the extent this Settlement Agreement conflicts or is otherwise inconsistent with the terms of the Plan, the Settlement Agreement shall govern.
9.    Events of Default.
(a)    Each of the following shall constitute an “Event of Default” under this Settlement Agreement:
(i)    The failure of the Purchaser to timely make any payment in accordance with the Reclamation Funding Agreement within ten days after it is due;
(ii)    The failure of the Reorganized Debtors to timely contribute any amounts required to be contributed to the Restricted Cash Accounts in accordance with the Reclamation Funding Agreement within ten days after the contribution is due;
(iii)    The failure of the Reorganized Debtors to timely comply with their obligations in accordance with any Reclamation Agreement or any consent order with the Department;

(iv)    The Reorganized Debtors’ actual expenditures from the Restricted Cash Accounts exceed their budgeted expenditures by the greater of 20% or $500,000 in the aggregate for any Quarterly Period; and
(v)    The Reorganized Debtors file a voluntary petition for relief under the Bankruptcy Code, or an involuntary petition is filed against the Reorganized Debtors that is not dismissed within 60 days.
(b)    If an Event of Default occurs, the Department may provide notice to the Reorganized Debtors and the Purchaser of such Event of Default (the “Notice of Default”). The Reorganized Debtors and the Purchaser shall have until the date that is 30 days from the date of their receipt of the Notice of Default (the “Cure Deadline”) to cure any Event of Default arising pursuant to Section 9(a)(iii) hereof.
(c)    Upon the occurrence of an Event of Default and, with respect to any Event of Default arising pursuant to Section 9(a)(iii) hereof, its continuation until after the Cure Deadline, the Department may:
(i)    terminate this Settlement Agreement;
(ii)    deliver a notice of termination of the right to use cash in the Restricted Cash Accounts and require that such funds be delivered to the Department;
(iii)    draw down on any letter of credit or other collateral posted pursuant to this Settlement Agreement, including without limitation any funds in the Restricted Cash Accounts;
(iv)    revoke any or all of the Reorganized Debtors’ permits in the State, including the Retained Permits, and forfeit the amount of any bonds therefor; and/or
(v)    take any other regulatory or enforcement action permitted by law.
(d)    The Department shall not be required upon the occurrence of an Event of Default to take any or all of the foregoing actions, and its failure to do so at any time shall not constitute a waiver on the part of the Department of any right to take any action upon the occurrence of any Event of Default.
(e)    The termination of this Settlement Agreement shall have no effect on the obligations of the Reorganized Debtors hereunder, the obligations of the Reorganized Debtors or the Purchaser under the Reclamation Funding Agreement, the obligations of the Reorganized Debtors to Fully Reclaim all of their permitted Mining Sites in accordance with the Retained Permits and all applicable state and federal laws and otherwise comply with applicable state and federal laws, or any of the releases granted under this Settlement Agreement.

(f)    Without limiting any other provision of this Settlement Agreement, nothing in this Section 9 shall be deemed or construed to limit or otherwise affect the authority or ability of the Department to issue notices of violation or cessation orders, revoke any permit, forfeit any bond or take any other regulatory action against the Reorganized Debtors, the Purchaser or any other person or entity or in respect of any permits or mining sites in the State, whether before, during or after the occurrence of an Event of Default or in the absence of an Event of Default.
(g)    An Event of Default by the Reorganized Debtors of the type described in Section 9(a)(ii) through (v) shall not be construed to require the Purchaser to cure such defaults or otherwise make the Purchaser liable for such defaults.
10.    Conditions to Effectiveness. The following shall be conditions to the effectiveness of this Settlement Agreement:
(a)    This Settlement Agreement, the Reclamation Funding Agreement and the Water Treatment Stipulation shall have been approved by the Bankruptcy Court pursuant to the order confirming the Plan;
(b)    The Plan, as it may be amended consistent with the terms of this Settlement Agreement, shall be confirmed on or before July 15, 2016;
(c)    The Confirmation Order shall include customary carve-outs from the release, discharge, injunction, exculpation and similar provisions of the Plan and Confirmation Order for governmental units; provided, however, that such carve-outs shall not limit any releases provided under this Settlement Agreement;
(d)    The Effective Date shall occur on or before July 31, 2016;
(e)    There shall be no material adverse changes to the terms of the settlements by and among the Debtors, the First Lien Lenders, the Second Lien Noteholders and the Creditors Committee as filed with the Bankruptcy Court prior to May 25, 2016;
(f)    There shall be no material adverse changes to the terms of the solicitation version of the Plan filed on June 2, 2016; and
(g)    There shall be no material adverse changes to the business plan and projections of the Purchaser or the Reorganized Debtors filed with the Bankruptcy Court prior to May 25, 2016 or the business or operations of the Purchaser or the Reorganized Debtors, taken as a whole.
11.    Settlement Agreement and the Plan. In the event of a conflict between the terms of this Settlement Agreement and the Plan with respect to the terms hereof, this Settlement Agreement shall control.
12.    Covenants, Cooperation and Good Faith Efforts.

(a)    Reclamation Agreements, Plans and Budgets. The Reorganized Debtors and the Department agree to cooperate and work in good faith with each other to negotiate Reclamation Agreements with respect to the Retained Permits and develop the Long-Term Budget and the Semi-Annual Budgets for the Retained Permits such that reclamation, mitigation and water treatment work is sequenced and otherwise conducted in a manner that (a) protects the public health and safety, (b) complies with state and federal law and (c) properly manages the available financial resources to help ensure the cost-effective and timely completion of Full Reclamation and the release of all bonds associated with the Retained Permits.
(b)    Use of Resources. The Reorganized Debtors and the Department agree to work in good faith with each other to ensure that the reclamation, mitigation, and water treatment work with respect to the Retained Permits is sequenced and otherwise conducted in a manner that maximizes the reclamation work that can be completed with the resources available.
(c)    Timely Reclamation. If the Reorganized Debtors are performing the reclamation, mitigation, and water treatment obligations under the Retained Permits in accordance with this Settlement Agreement, the time frames and provisions of the West Virginia Permits or any applicable Reclamation Agreements or consent orders, the Department shall take no action to forfeit the reclamation bonds relating to the Retained Permits or issue any notice of noncompliance or cessation order based solely on a failure to undertake reclamation in a timely manner. The Department otherwise reserves all rights to take all enforcement actions consistent with applicable State and federal law.
13.    Acknowledgement. The Purchaser acknowledges that, as of Effective Date:
(a)    The Purchaser shall be deemed to be an operator or owner and controller under applicable Mining Laws with respect to all of the Transferred Permits; provided, however, that the Purchaser’s status as such may and shall change in accordance with applicable federal and State law as facts and circumstances change; and
(b)    Each transferee of a Transferred Permit must comply with all applicable laws with respect to such Transferred Permit, including all applicable laws with respect to the transfer of such Transferred Permit.
14.    Permit Transfers and Phased Bond Releases. After the Effective Date, the Transferred Permits will be assigned and transferred to the Purchaser (or its designee) in accordance with the terms of the APA, and the transferee of the Transferred Permits will assume all liabilities and obligations associated with the Transferred Permits.
(a)    Schedule for Permit Transfers. As promptly as practicable following the closing of the Sale Transaction but, in any event, by no later than 30 days after the Effective Date, the Purchaser will submit applications for transfer of the Transferred Permits to the Department. The transfer applications will be advertised in accordance with, and otherwise comply with, applicable regulatory requirements. The Purchaser and the Debtors, on behalf of the Reorganized Debtors, agree to respond on a timely basis to comments received on such applications. The Parties agree to cooperate and work in good faith with each other such that the Transferred Permits are transferred as proposed in this Settlement Agreement.
(b)    Phased Bond Releases. Upon submittal of the appropriate replacement bonds to the Department, any corresponding reclamation bonds originally issued to the Debtors with respect to such Transferred Permits will be released in accordance with the standard permit procedures under applicable State and federal law.
(c)    Permit Transfers Incidental to Certain Plan Transactions. The Plan contemplates that the Debtors will modify the corporate form of certain of the Debtors and establish one or more new ultimate parent entities of the Debtors (collectively, the “Ministerial Plan Transactions”). To the extent the Ministerial Plan Transactions, as a technical matter, may require updates or modifications of any of the West Virginia Permits that constitute permit transfers under applicable law in addition to the ultimate transfer of the Transferred Permits to the Purchaser, the Reorganized Debtors and the Department agree to cooperate and work in good faith with each other to effectuate such updates, modifications or transfers upon the Reorganized Debtors’ application therefor. Together with the first application for such updates, modifications, and transfers, the Reorganized Debtors agree to pay the sum of $50,000 to the Department, in addition to paying any associated advertising costs and expenses, as a blanket fee to offset the Department’s administrative costs in connection with any updates or modifications, including name changes or permit transfers required as a technical matter due to the Ministerial Plan Transactions, of West Virginia Permits required solely for purposes of effectuating the Ministerial Plan Transactions. For the avoidance of doubt, any transfers of West Virginia Permits between entities other than as described in this Section 14(c) shall not constitute Ministerial Plan Transactions and shall be subject to transfer fees, if any, under applicable Mining Laws.
15.    Third Party Beneficiaries. The Parties acknowledge and agree that the Third Party Beneficiaries are intended to be and hereby are acknowledged to be the sole third party beneficiaries of this Settlement Agreement. The Parties acknowledge and agree that the Third Party Beneficiaries have no duty of performance under this Settlement Agreement to any Party. Notwithstanding anything to the contrary herein, subject to the occurrence of the Effective Date, all of the provisions of this Settlement Agreement expressly or impliedly inuring to the benefit of the Third Party Beneficiaries shall survive the expiration, termination or the supersession of this Settlement Agreement, in each case for any reason, and shall remain fully effective for the benefit of the Third Party Beneficiaries and fully enforceable by the Third Party Beneficiaries against each Party notwithstanding such expiration, termination or superseding cause. The Parties acknowledge and agree that, except as explicitly set forth in this Section, nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in, or on behalf of, any person other than the Parties hereto (and their affiliated persons and entities who are intended to be beneficiaries of the releases and settlements set forth herein).
16.    Successors and Assigns. The provisions of this Settlement Agreement shall be binding on the Parties and their successors and assigns, including any trustee appointed under the Bankruptcy Code and shall inure to the benefit of the Parties and their successors and assigns.

17.    Entire Agreement. This Settlement Agreement, together with all documents and other agreements referenced herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and there are no representations, understandings, or agreements relative hereto which are not fully expressed herein or therein.
18.    Governing Law. This Settlement Agreement shall be governed by and construed under the laws of the State without regard for the conflict of laws provisions thereof.
19.    Authority and Validity. Each Party otherwise represents, warrants and acknowledges, as of the Effective Date and, in the case of the Debtors, subject to approval by the Bankruptcy Court, that: (a) it has all the requisite authority (i) to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby, to which it is contemplated to be a party, (ii) to perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and (iii) to consummate the transactions contemplated herein and therein; (b) such Party’s execution and delivery of, and performance under, this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action, and no other action or proceeding is necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein; (c) this Settlement Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this Settlement Agreement; and (d) the execution, delivery and performance by such Party (when such performance is due) of this Settlement Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.
20.    No Reliance. Each Party represents and warrants that in entering into this Settlement Agreement it is relying on its own judgment, belief and knowledge and, as applicable, on that of any attorney it has retained to represent it in this matter. In entering into this Settlement Agreement, no Party is relying on any representation or statement made by any other Party or any person representing such other Party.
21.    Modification or Amendment. This Settlement Agreement may be modified or amended only by written agreement executed by each of the Parties and, with regards to any provision impacting the First Lien Lenders or the First Lien Agent, the written consent of the First Lien Lenders or the First Lien Agent, as applicable.
22.    Further Assurances. From and after the Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Settlement Agreement and to consummate the transactions contemplated hereby and thereby.

23.    Construction. This Settlement Agreement has been drafted through a cooperative effort of all Parties, and none of the Parties shall be considered the drafter of this Settlement Agreement so as to give rise to any presumption of convention regarding construction of this document. All terms of this Settlement Agreement were negotiated at arms’-length, and this Settlement Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other. In the event of any inconsistency between the terms of this Settlement Agreement and the Plan, the terms of this Settlement Agreement shall govern.
24.    Headings. Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.
25.    Execution in Counterpart. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties to this Settlement Agreement may be transmitted by facsimile or by electronic mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.
26.    Severability. If any provision of this Settlement Agreement is determined to be prohibited or unenforceable, then such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.
(Remainder of Page Intentionally Blank; Signatures to Follow)

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION
/s/ Mark M. Manno	/s/ Kristin A. Boggs
By: Mark M. Manno Its: EVP, General Counsel, CPO & Secretary	By: /s/ Kristin A. Boggs Its: General Counsel

CONTURA ENERGY, INC.
/s/ John DeGroote
By: John DeGroote Its: President and Secretary

Acknowledged and agreed as to Section 3(b)(iii) only: CITICORP NORTH AMERICA, INC., AS FIRST LIEN AGENT
/s/ Dale Goncher
By: Dale Goncher Its: Vice President

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION

By: Its:	By: Its:

CONTURA ENERGY, INC.
/s/ John DeGroote
By: John DeGroote Its: President and Secretary

Acknowledged and agreed as to Section 3(b)(iii) only: CITICORP NORTH AMERICA, INC., AS FIRST LIEN AGENT

By: Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION

By: Its:	By: Its:

CONTURA ENERGY, INC.

By: Its:

Acknowledged and agreed as to Section 3(b)(iii) only: CITICORP NORTH AMERICA, INC., AS FIRST LIEN AGENT
/s/ Dale Goncher
By: Dale Goncher Its: Vice President

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION
/s/ Kristin A. Boggs
By: Its:	By: Kristin A. Boggs Its: General Counsel

CONTURA ENERGY, INC.

By: Its:

Acknowledged and agreed as to Section 3(b)(iii) only: CITICORP NORTH AMERICA, INC., AS FIRST LIEN AGENT

By: Its:

Exhibit 1
[Schedule of Retained Permits]

RETAINED PERMITS FOR RECLAIM-ONLY SITE STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Bandmill	O502090	ARACOMA COAL COMPANY, INC.	Ethel Prep Plant	Active	$179,520	YES
Bandmill	S501390	ARACOMA COAL COMPANY, INC.	Camp Branch Surface Mine	Active	$4,883,200	NO
Bandmill	S501390	ARACOMA COAL COMPANY, INC.	Camp Branch Surface Mine	Active	$736,800	YES
Bandmill	S501390	ARACOMA COAL COMPANY, INC.	Camp Branch Surface Mine	Active	$405,000	YES
Bandmill	S503508	ARACOMA COAL COMPANY, INC.	Piney Branch Surface Mine	Active	$23,280	YES
Bandmill	U500499	ARACOMA COAL COMPANY, INC.	Chilton #1 Mine	Active	$110,160	YES
Bandmill	U500699	ARACOMA COAL COMPANY, INC.	Alma No. 1	Active	$147,000	YES
Bandmill	U502190	ARACOMA COAL COMPANY, INC.	Princess Aracoma Deep Mine	Active	$386,280	YES
Bandmill	U503008	ARACOMA COAL COMPANY, INC.	Upper Cedar Grove Deep Mine #2	Active	$45,360	YES
Bandmill	O500210	BANDMILL COAL CORPORATION	Bandmill Hollow Impoundment	Active	$22,800	NO
Bandmill	O503299	BANDMILL COAL CORPORATION	Tinsley Br Refuse Impoundment	Active	$1,879,840	YES
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$106,080	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$89,760	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$40,800	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$24,480	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$19,040	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$16,320	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$13,600	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	8, 160	NO
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Plant	Active	$116,960	YES
Bandmill	P071800	BANDMILL COAL CORPORATION	Bandmill Preparation Plant	Active	$73,160	YES
Bandmill	O500703	HIGHLAND MINING COMPANY	Freeze Fork Haulroad	Active	$47,000	YES
Bandmill	S501506	HIGHLAND MINING COMPANY	Reylas Surface Mine	Active	$962,240	NO
Bandmill	S501506	HIGHLAND MINING COMPANY	Reylas Surface Mine	Active	$2,162,240	YES
Bandmill	S501506	HIGHLAND MINING COMPANY	Reylas Surface Mine	Active	$15,520	YES
Bandmill	S501506	HIGHLAND MINING COMPANY	Reylas Surface Mine	Active	$388,000	YES
Bandmill	U061600	HIGHLAND MINING COMPANY	Coalburg #3 Mine	Active	$75,520	YES
Bandmill	P581	TRACE CREEK COAL COMPANY	Feats Loadout	Active	$21,280	NO
Bandmill	P581	TRACE CREEK COAL COMPANY	Feats Loadout	Active	$3,040	NO
Bens Creek – Black Bear	O500312	BROOKS RUN SOUTH MINING, LLC	Cow Creek Access Road	Active	$23,000	YES
Bens Creek – Black Bear	U500612	COBRA NATURAL RESOURCES, LLC	Pine Creek Mine No. 1	Active	$16,320	YES
Bens Creek – Black Bear	S400407	PREMIUM ENERGY, LLC	Premium Mills Surface Mine	Active	12, 600	NO
Delbarton	O015683	DELBARTON MINING COMPANY	Prep Plant	Active	$40,320	YES
Delbarton	O508091	DELBARTON MINING COMPANY	Impoundment	Active	$675,840	YES
Delbarton	U501996	DELBARTON MINING COMPANY	Ruby	Active	$90,000	YES
Delbarton	U502699	DELBARTON MINING COMPANY	Keilty	Active	$32,760	YES
Delbarton	U502699	DELBARTON MINING COMPANY	Keilty	Active	$32,760	YES
Delbarton	U502699	DELBARTON MINING COMPANY	Keilty	Active	$10,800	YES
Elk Run	O504293	ELK RUN COAL COMPANY, INC.	Chess Refuse Disposal Facility	Active	$2,131,920	YES
Elk Run	P047000	ELK RUN COAL COMPANY, INC.	Chess Processing Complex	Active	$372,600	YES
Elk Run	U300996	ELK RUN COAL COMPANY, INC.	Laurel Powellton Mine	Active	$11,000	YES
Erbacon	O201810	BROOKS RUN MINING COMPANY, LLC	Stump Hollow Impoundment	Active	$197,060	YES
Erbacon	S200912	BROOKS RUN MINING COMPANY, LLC	Hoovers Landing	Active	$143,520	YES
Goals	S301709	MARFORK COAL COMPANY, INC.	Hazy Creek Surface Mine	Active	$54,720	YES
Inman Admiral	O003682	BLACK CASTLE MINING COMPANY	Admiral Processing and Crooked Run Impoundment	Active	$1,240,320	YES
Inman Admiral	S501200	BLACK CASTLE MINING COMPANY	Laxare East Surface Mine	Active	$2,555,000	NO
Inman Admiral	S501200	BLACK CASTLE MINING COMPANY	Laxare East Surface Mine	Active	$539,760	NO
Inman Admiral	S502300	BLACK CASTLE MINING COMPANY	Black Castle Contour	Active	$2,101,400	NO
Inman Admiral	S502300	BLACK CASTLE MINING COMPANY	Black Castle Contour	Active	$1,235,440	NO
Inman Admiral	S502401	BLACK CASTLE MINING COMPANY	Lexerd Surface Mine	Active	$814,680	NO
Inman Admiral	S502401	BLACK CASTLE MINING COMPANY	Lexerd Surface Mine	Active	$15,000	NO
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge Surface Mine	Active	$160,920	NO
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge Surface Mine	Active	$140,400	NO
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge Surface Mine	Active	$64,760	NO
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge	Active	$584,080	YES
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge	Active	$509,600	YES
Inman Admiral	S500105	ELK RUN COAL COMPANY, INC.	Short Ridge	Active	$380,240	YES
Inman Admiral	S502300	ELK RUN COAL COMPANY, INC.	Black Castle Contour	Active	$233,160	YES
Inman Admiral	S502300	ELK RUN COAL COMPANY, INC.	Black Castle Contour	Active	$175,000	YES
Inman Admiral	S502300	ELK RUN COAL COMPANY, INC.	Black Castle Contour	Active	$91,560	YES
Inman Admiral	S502898	ELK RUN COAL COMPANY, INC.	West of Stollings Surface Mine	Active	$25,000	NO
Inman Admiral	S502898	ELK RUN COAL COMPANY, INC.	West of Stollings	Active	$6,542,862	YES
Inman Admiral	S505792	ELK RUN COAL COMPANY, INC.	East of Stollings	Active	$4,016,600	YES
Inman Admiral	S505792	ELK RUN COAL COMPANY, INC.	East of Stollings	Active	$3,406,600	YES

1

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Inman Admiral	S505792	ELK RUN COAL COMPANY, INC.	East of Stollings	Active	$41,800	YES
Inman Admiral	S600687	ELK RUN COAL COMPANY, INC.	Checkmate	Active	$305,000	YES
Inman Admiral	S501200	INDEPENDENCE COAL COMPANY, INC.	Laxare East Surface Mine	Active	$25,000	NO
Inman Admiral	S501200	INDEPENDENCE COAL COMPANY, INC.	Laxare East Surface Mine	Active	$4,125,240	YES
Inman Admiral	S501200	INDEPENDENCE COAL COMPANY, INC.	Laxare East Surface Mine	Active	$0	YES
Inman Admiral	S501200	INDEPENDENCE COAL COMPANY, INC.	Laxare East Surface Mine	Active	$215,540	YES
Inman Admiral	S502401	INDEPENDENCE COAL COMPANY, INC.	Lexerd Surface Mine	Active	$2,350,320	YES
Inman Admiral	S502401	INDEPENDENCE COAL COMPANY, INC.	Lexerd Surface Mine	Active	$375,380	YES
Inman Admiral	H021200	OMAR MINING COMPANY	Plant / Laurel Ck Haulroad	Active	$18,000	YES
Inman Admiral	H039600	OMAR MINING COMPANY	Chesterfield #11 - #13 Haulroad	Active	$10,000	YES
Inman Admiral	S503190	OMAR MINING COMPANY	Horse Hollow Surface Mine	Active	$271,600	YES
Inman Admiral	O400710	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Haulroad	Active	$10,000	YES
Inman Admiral	S400810	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Sewell HWM	Active	$52,800	YES
Inman Admiral	S401909	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Sewell Deep Mine No. 1	Active	$15,960	YES
Kepler	U301512	BROOKS RUN MINING COMPANY, LLC	Marianna Slope Mine	Active	35, 720	NO
Kepler	U301512	BROOKS RUN MINING COMPANY, LLC	Marianna Slope Mine	Active	$0	YES
Kepler	U401289	BROOKS RUN MINING COMPANY, LLC	Marianna Sewell (Alpine 3)	Active	$28,320	NO
Kepler	U401406	BROOKS RUN MINING COMPANY, LLC	Farnsworth Mine	Active	$10,400	YES
Kepler	E004500	KEPLER PROCESSING COMPANY, LLC	Kepler Prep Plant & Refuse & Impondment	Active	$553,280	YES
Kepler	O400603	KEPLER PROCESSING COMPANY, LLC	Big Branch Impoundment	Active	$513,360	YES
Kepler	O402496	KEPLER PROCESSING COMPANY, LLC	Big Branch Course Refuse Dump 2	Active	$201,600	YES
Kepler	O400696	PAYNTER BRANCH MINING, INC.	WVDEP Huff Mountain Haul Road	Active	$21,000	YES
Kepler	H043300	RIVERSIDE ENERGY COMPANY, LLC	Still Run Haulroad	Active	$13,000	YES
Kepler	H044500	RIVERSIDE ENERGY COMPANY, LLC	Sugar Run Haulroad	Active	$10,000	YES
Kepler	U400801	RIVERSIDE ENERGY COMPANY, LLC	Still Run 11	Active	$17,080	YES
Kepler	O000684	ROAD FORK DEVELOPMENT COMPANY, INC.		Active	$98,280	NO
Kepler	O000684	ROAD FORK DEVELOPMENT COMPANY, INC.		Active	$42,120	NO
Kepler	O000684	ROAD FORK DEVELOPMENT COMPANY, INC.		Active	$12,480	NO
Kepler	O000684	ROAD FORK DEVELOPMENT COMPANY, INC.		Active	$3,120	NO
Kepler	O000684	ROAD FORK DEVELOPMENT COMPANY, INC.	Marianna Plant	Active	$161,240	YES
Kepler	O400710	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Haulroad	Active	$10,000	NO
Kepler	S400810	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Sewell HWM	Active	$51,040	NO
Kepler	U400105	ROAD FORK DEVELOPMENT COMPANY, INC.	Guyandotte Slope Mine	Active	$122,000	YES
Kepler	U401909	ROAD FORK DEVELOPMENT COMPANY, INC.	Indian Creek Sewell Deep Mine No. 1	Active	$15,960	NO
Kingston	O301198	KINGSTON MINING, INC.	WVDEP Preparation Plant	Active	$79,200	YES
Kingston	O301993	KINGSTON MINING, INC.	WVDEP Refuse Area	Active	$757,740	YES
Kingston	U042800	KINGSTON MINING, INC.	WVDEP King Powellton No. 5/Belt Tunnel	Active	$299,880	YES
Kingston	U300496	KINGSTON MINING, INC.	Kingston Resources	Active	$12,200	NO
Kingston	U300496	KINGSTON MINING, INC.	WVDEP Kingston No. 1 Mine	Active	$58,560	YES
Kingston	U300512	KINGSTON MINING, INC.	Kingston No. 5 Mine - Glen Alum	Active	$18,360	NO
Kingston	U300597	KINGSTON MINING, INC.	WVDEP Kingston No. 3 Mine	Active	$32,760	YES
Kingston	U300601	KINGSTON MINING, INC.	WVDEP Kingston No. 2 Mine	Active	$22,800	YES
Liberty	O601887	JACKS BRANCH COAL COMPANY		Active	$10,000	YES
Liberty	O602489	JACKS BRANCH COAL COMPANY		Active	$10,000	YES
Litwar	P068700	LITWAR PROCESSING COMPANY, LLC	Litwar Prep Plant	Active	$120,960	YES
Litwar	R064300	LITWAR PROCESSING COMPANY, LLC	Litwar Refuse Facility	Active	$56,320	NO
Litwar	R064300	LITWAR PROCESSING COMPANY, LLC	Litwar Refuse	Active	$266,240	YES
Litwar	U400204	RIVERSIDE ENERGY COMPANY, LLC	War Branch 2	Active	$10,000	YES
Litwar	U401207	RIVERSIDE ENERGY COMPANY, LLC	Horse Creek Mine 1	Active	19, 520	YES
Litwar	U401508	RIVERSIDE ENERGY COMPANY, LLC	Rock Branch Mine 2	Active	$10,200	YES
Litwar	U401908	RIVERSIDE ENERGY COMPANY, LLC	Lower War Eagle Mine	Active	$48,240	YES
Mammoth	H059900	ALEX ENERGY, INC.	Princess Beverly Haulroad	Active	$4,000	YES
Mammoth	O601186	ALEX ENERGY, INC.	Carbon Haulroad	Active	$5,000	YES
Mammoth	O601186	ALEX ENERGY, INC.	Carbon Haulroad	Active	$2,000	YES
Mammoth	S300101	ALEX ENERGY, INC.	Republic 2	Active	$2,737,920	YES
Mammoth	S300599	ALEX ENERGY, INC.	Kayford #5	Active	$1,340,480	YES
Mammoth	S300697	ALEX ENERGY, INC.	Lick Knob 2	Active	$256,000	YES
Mammoth	S301011	ALEX ENERGY, INC.	Long Branch Surface Mine	Active	$396,000	YES
Mammoth	S301203	ALEX ENERGY, INC.	Republic 3	Active	$55,000	YES
Mammoth	S301308	ALEX ENERGY, INC.	Enduring Freedom	Active	$276,080	YES
Mammoth	S302195	ALEX ENERGY, INC.	Eagle Land Surface Mine	Active	$2,130,000	NO
Mammoth	S302195	ALEX ENERGY, INC.	Eagle Land # 1 Surface	Active	645, 000	YES
Mammoth	S302299	ALEX ENERGY, INC.	Skitter Creek 2	Active	$10,000	YES

2

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Mammoth	S302500	ALEX ENERGY, INC.	Republic 1	Active	$0	YES
Mammoth	S302794	ALEX ENERGY, INC.	Skitter Creek 1	Active	$1,891,200	YES
Mammoth	U300109	ALEX ENERGY, INC.	Empire Coalburg Deep Mine	Active	$57,960	YES
Mammoth	O007582	JACKS BRANCH COAL COMPANY	Mammoth Processing	Active	$649,440	YES
Mammoth	O300608	JACKS BRANCH COAL COMPANY	Jacks Branch Haul Road	Active	$130,000	YES
Mammoth	S012782	JACKS BRANCH COAL COMPANY	Dunn Hollow Refuse Facility	Active	$888,720	YES
Mammoth	S012782	JACKS BRANCH COAL COMPANY	Dunn Hollow Refuse Facility	Active	$173,880	YES
Mammoth	S012782	JACKS BRANCH COAL COMPANY	Dunn Hollow Refuse Facility	Active	$22,080	YES
Mammoth	U304291	JACKS BRANCH COAL COMPANY	Mine No. 130 Shadrick Portal	Active	$369,360	YES
Mammoth	H063200	KANAWHA ENERGY COMPANY	Harewood Strip Haul Road	Active	$44,000	YES
Mammoth	U300704	KANAWHA ENERGY COMPANY	Laurel Hollow Coalburg Tunnel Deep Mine	Active	$128,640	YES
Mammoth	U301002	KANAWHA ENERGY COMPANY	Slabcamp Stockton Deep Mine Slabcamp Stockton Deep Mine	Active	$195,800	YES
Mammoth	H059900	REPUBLIC ENERGY, INC.	Princess Beverly Haulroad	Active	$36,000	NO
Mammoth	O601186	REPUBLIC ENERGY, INC.	Carbon Haulroad	Active	$35,000	NO
Mammoth	S300101	REPUBLIC ENERGY, INC.	Republic 2	Active	$1,075,000	NO
Mammoth	S300101	REPUBLIC ENERGY, INC.	Republic 2	Active	$132,080	NO
Mammoth	S301308	REPUBLIC ENERGY, INC.	Enduring Freedom Surface Mine	Active	$148,800	NO
Mammoth	S301308	REPUBLIC ENERGY, INC.	Enduring Freedom Surface Mine	Active	$106,640	NO
Mammoth	S301308	REPUBLIC ENERGY, INC.	Enduring Freedom Surface Mine	Active	$104,160	NO
Mammoth	S301308	REPUBLIC ENERGY, INC.	Enduring Freedom Surface Mine	Active	$42,160	NO
Mammoth	S301492	REPUBLIC ENERGY, INC.	Kayford # 4	Active	$364,560	NO
Mammoth	S302195	REPUBLIC ENERGY, INC.	Eagle Land Surface Mine	Active	$1,395,000	NO
Mammoth	S302195	REPUBLIC ENERGY, INC.	Eagle Land Surface Mine	Active	$1,230,000	NO
Mammoth	S302299	REPUBLIC ENERGY, INC.	Skitter Creek 2	Active	$955,000	NO
Mammoth	S302500	REPUBLIC ENERGY, INC.	Republic 1	Active	$1,515,000	NO
Marfork	U003483	EAGLE ENERGY INC.		Active	$345,960	YES
Marfork	O300594	MARFORK COAL COMPANY, INC.	Low Gap Refuse	Active	$803,040	YES
Marfork	O301095	MARFORK COAL COMPANY, INC.	Brushy Fork Slurry Impoundment	Active	$2,967,000	YES
Marfork	O302493	MARFORK COAL COMPANY, INC.	Marfork Processing	Active	$404,000	YES
Marfork	U300104	MARFORK COAL COMPANY, INC.	Horse Creek Eagle Mine - Workman Creek Facilities	Active	$44,240	NO
Marfork	U300104	MARFORK COAL COMPANY, INC.	Horse Creek Eagle Mine	Active	$489,800	YES
Marfork	U300204	MARFORK COAL COMPANY, INC.	370 Packsville/Marfork Road	Active	$3,000	NO
Marfork	U300204	MARFORK COAL COMPANY, INC.	Horse Creek No. 2 Gas Mine	Active	$120,000	YES
Marfork	U300398	MARFORK COAL COMPANY, INC.		Active	$89,640	YES
Marfork	U300398	MARFORK COAL COMPANY, INC.	Panther Eagle Deep Mine	Active	$21,720	YES
Marfork	U300693	MARFORK COAL COMPANY, INC.	Brushy Eagle Mine	Active	$379,440	YES
Marfork	U300900	MARFORK COAL COMPANY, INC.	Coon Cedar Grove	Active	$73,200	YES
Marfork	U301209	MARFORK COAL COMPANY, INC.	Glen Alum Tunnel Mine	Active	$54,600	YES
Marfork	U301399	MARFORK COAL COMPANY, INC.	Slip Ridge Powellton	Active	$43,920	YES
Marfork	U302100	MARFORK COAL COMPANY, INC.	Slip Ridge Cedar Grove	Active	$186,440	NO
Marfork	U302100	MARFORK COAL COMPANY, INC.	Slip Ridge Cedar Grove	Active	$51,120	NO
Marfork	U302100	MARFORK COAL COMPANY, INC.	Slip Ridge Cedar Grove Deep Mine	Active	$31,600	NO
Marfork	U302100	MARFORK COAL COMPANY, INC.	Slip Ridge Ceder Grove	Active	$6,320	NO
Marfork	U302100	MARFORK COAL COMPANY, INC.	Slip Ridge Cedar Grove	Active	$208,000	YES
Marfork	H047800	PERFORMANCE COAL COMPANY	Montcoal Mountain Haulroad	Active	$32,000	NO
Marfork	O301791	PERFORMANCE COAL COMPANY	Ellis Creek Refuse	Active	292, 320	YES
Marfork	O303290	PERFORMANCE COAL COMPANY	Ellis Creek-Refuse Conveyor	Active	$22,000	NO
Marfork	O303290	PERFORMANCE COAL COMPANY	Ellis Creek-Refuse Conveyor	Active	$10,000	NO
Marfork	O303290	PERFORMANCE COAL COMPANY	Ellis Creek-Refuse Conveyor	Active	$1,000	YES
Marfork	H030900	PIONEER FUEL CORPORATION		Active	$65,000	YES
Marfork	O301489	PIONEER FUEL CORPORATION	WVDEP Pax Haulroad	Active	$39,000	YES
Marfork	O302103	PIONEER FUEL CORPORATION	WVDEP Pax Loadout	Active	$156,600	YES
Marfork	O302103	PIONEER FUEL CORPORATION	WVDEP Pax Loadout	Active	$43,200	YES
Marfork	S301003	PIONEER FUEL CORPORATION	WVDEP MT-5A	Active	$2,480,000	YES
Marfork	S301006	PIONEER FUEL CORPORATION	MT-5B Surface Mine	Active	$2,074,080	YES
Marfork	S301599	PIONEER FUEL CORPORATION	WVDEP Horse Creek Surface Mine	Active	$2,315,000	YES
Marfork	S301803	PIONEER FUEL CORPORATION	WVDEP Ewing Fork No. 2	Active	$2,060,160	YES
Marfork	S301803	PIONEER FUEL CORPORATION	WVDEP Ewing Fork No. 2	Active	$305,600	YES
Marfork	O012583	REPUBLIC ENERGY, INC.	Workman Creek Impoundment	Active	$9,780	NO
Marfork	O012583	REPUBLIC ENERGY, INC.	Rowland Prep Plant	Active	$744,360	YES
Marfork	S300208	REPUBLIC ENERGY, INC.	Collins Fork Remediation Project	Active	$659,680	YES
Marfork	S301712	REPUBLIC ENERGY, INC.	Middle Ridge Surface Mine	Active	$345,600	YES

3

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Nicholas	S300811	ALEX ENERGY, INC.	Peachorchard Surface Mine	Active	$460,000	YES
Nicholas	U301808	ALEX ENERGY, INC.	Sugarcamp Winifrede No. 3 Mine	Active	$70,800	YES
Superior	U505591	LYNN BRANCH COAL COMPANY, INC.	Lynn Branch Mine	Active	$34,200	NO
Twilight	S502808	INDEPENDENCE COAL COMPANY, INC.	Twilight South Surface Mine	Active	$10,000	YES
Twilight	U001383	PERFORMANCE COAL COMPANY	Lower Big Branch, River Fork Refuse Pile, No. 7 Mine, No. 7 Prep Pla	Active	$787,200	YES
Bandmill	U500308	ARACOMA COAL COMPANY, INC.	Upper Cedar Grove Deep Mine	Inactive	$70,680	YES
Bandmill	U501606	HIGHLAND MINING COMPANY	Middle Coalburg Deep Mine	Inactive	$10,000	YES
Bandmill	U500400	RUM CREEK COAL SALES, INC.	Rich Creek Mine #1	Inactive	$13,680	YES
Cucumber	U400101	BROOKS RUN MINING COMPANY, LLC	Cucumber Mine	Inactive	$16,520	YES
Elk Run	U300294	ELK RUN COAL COMPANY, INC.	White Bishop/Rockhourse Powellton Mine	Inactive	$15,600	NO
Elk Run	D002182	ELK RUN COAL COMPANY, INC.	Castle Mine	Inactive	$157,560	YES
Elk Run	D002182	ELK RUN COAL COMPANY, INC.	Castle Mine	Inactive	$48,280	YES
Elk Run	P500215	ELK RUN COAL COMPANY, INC.	White Knight Sylvester Prospect	Inactive	$1,000	YES
Elk Run	U500305	ELK RUN COAL COMPANY, INC.	Roundbottom Powellton Mine	Inactive	$107,920	YES
Elk Run	U502200	ELK RUN COAL COMPANY, INC.	White Knight	Inactive	$301,040	YES
Elk Run	U502207	ELK RUN COAL COMPANY, INC.	Hunter Peerless	Inactive	$120,080	YES
Elk Run	U502400	ELK RUN COAL COMPANY, INC.	Black King 1 Mine	Inactive	$136,320	YES
Elk Run	U600789	ELK RUN COAL COMPANY, INC.	Castle II Mine	Inactive	$10,000	YES
Elk Run	U300294	ELK RUN COAL COMPANY, INC.	White Bishop / Rock House Powellton	Inactive	$174,200	YES
Elk Run	U300894	ELK RUN COAL COMPANY, INC.	Laurel Eagle Mine	Inactive	$51,120	YES
Elk Run	U301894	ELK RUN COAL COMPANY, INC.	Laurel Alma Mine	Inactive	$119,280	YES
Erbacon	U200611	BROOKS RUN MINING COMPANY, LLC	Jackson Bridge Extension	Inactive	$35,040	YES
Erbacon	U201208	BROOKS RUN MINING COMPANY, LLC	Jackson Bridge DM	Inactive	$71,000	YES
Erbacon	P061200	BROOKS RUN MINING COMPANY, LLC	Erbacon Prep Plant	Inactive	780, 800	YES
Erbacon	S201002	BROOKS RUN MINING COMPANY, LLC	Seven Pines SM	Inactive	$5,695,120	YES
Erbacon	S201002	BROOKS RUN MINING COMPANY, LLC	Seven Pines SM	Inactive	$424,880	YES
Erbacon	S201002	BROOKS RUN MINING COMPANY, LLC	Seven Pines SM	Inactive	$274,740	YES
Goals	D006682	GOALS COAL COMPANY	Goals Plant	Inactive	$169,800	YES
Goals	O001885	GOALS COAL COMPANY		Inactive	$1,121,400	YES
Inman Admiral	S500408	ELK RUN COAL COMPANY, INC.	Area 3 Surface Mine	Inactive	$2,160,000	YES
Inman Admiral	S500408	ELK RUN COAL COMPANY, INC.	Area 3	Inactive	$100,000	YES
Kepler	U402199	RIVERSIDE ENERGY COMPANY, LLC	Gravefork	Inactive	$3,520	NO
Kepler	O000184	ROAD FORK DEVELOPMENT COMPANY, INC.		Inactive	$12,000	NO
Kepler	O004782	ROAD FORK DEVELOPMENT COMPANY, INC.		Inactive	$150,960	NO
Kepler	U400498	BROOKS RUN MINING COMPANY, LLC	Still Run 7	Inactive	$25,080	YES
Kepler	U402199	RIVERSIDE ENERGY COMPANY, LLC	Gravefork 1	Inactive	$299,200	YES
Kepler	U400297	RIVERSIDE ENERGY COMPANY, LLC	Joe Branch 1 & 2	Inactive	23, 320	YES
Kepler	U400806	RIVERSIDE ENERGY COMPANY, LLC	Tralee Mine 1	Inactive	$27,720	YES
Kepler	U400996	RIVERSIDE ENERGY COMPANY, LLC	Still Run Mine No. 3	Inactive	$25,440	YES
Kepler	U402595	RIVERSIDE ENERGY COMPANY, LLC	Jims Branch 2	Inactive	$23,600	YES
Kepler	U400208	ROAD FORK DEVELOPMENT COMPANY, INC.	Kepler Sewell Mine No. 1	Inactive	$18,040	YES
Kingston	U301996	KINGSTON MINING, INC.	Big Eagle Deep Mine	Inactive	$394,287	YES
Kingston	U302990	KINGSTON MINING, INC.	WVDEP Westerly No. 2 Mine	Inactive	$186,057	YES
Liberty	O505788	INDEPENDENCE COAL COMPANY, INC.	Jake Gore Slurry Impoundment	Inactive	$779,640	NO
Liberty	O505788	INDEPENDENCE COAL COMPANY, INC.	Jake Gore Slurry Impoundment	Inactive	$469,920	NO
Liberty	O505788	INDEPENDENCE COAL COMPANY, INC.	Jake Gore Slurry Impoundment	Inactive	$10,680	NO
Liberty	S500102	INDEPENDENCE COAL COMPANY, INC.		Inactive	$1,605,000	NO
Liberty	S500102	INDEPENDENCE COAL COMPANY, INC.	Glory	Inactive	$1,065,000	NO
Liberty	S500102	INDEPENDENCE COAL COMPANY, INC.	Glory	Inactive	$105,000	NO
Liberty	S503195	INDEPENDENCE COAL COMPANY, INC.	West Cazy	Inactive	$3,674,000	NO
Liberty	U500594	INDEPENDENCE COAL COMPANY, INC.	Allegiance Deep Mine	Inactive	$88,320	NO
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	Spirit Deep Mine	Inactive	$63,480	NO
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	Spirit Deep Mine	Inactive	$5,520	NO
Liberty	O505788	INDEPENDENCE COAL COMPANY, INC.	Jake Gore Slurry Impoundment	Inactive	$267,000	YES
Liberty	S500102	INDEPENDENCE COAL COMPANY, INC.	Glory	Inactive	$2,340,000	YES
Liberty	S503195	INDEPENDENCE COAL COMPANY, INC.	West Cazy	Inactive	$675,000	YES
Liberty	U005783	INDEPENDENCE COAL COMPANY, INC.	Liberty Preparation Facility	Inactive	$474,320	YES
Liberty	S500102	INDEPENDENCE COAL COMPANY, INC.	Glory Surface Mine	Inactive	$493,320	YES
Litwar	U401198	RIVERSIDE ENERGY COMPANY, LLC	Rock Branch Mine No. 1	Inactive	$37,600	YES
Mammoth	S301496	ALEX ENERGY, INC.	Lick Knob # 1	Inactive	$339,480	YES
Mammoth	S302605	KANAWHA ENERGY COMPANY	Fourmile North Surface Mine	Inactive	$306,080	YES
Mammoth	U301807	KANAWHA ENERGY COMPANY	Jarrett Branch Powellton Mine	Inactive	$44,880	YES

4

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Mammoth	U301807	KANAWHA ENERGY COMPANY	Jarrett Branch Powellton Mine	Inactive	$11,400	YES
Mammoth	S302605	KANAWHA ENERGY COMPANY	Fourmile North Surface Mine	Inactive	$904,640	YES
Mammoth	S300296	KANAWHA ENERGY COMPANY	Fourmile Fork Surface Mine	Inactive	$3,210,480	YES
Mammoth	S302805	REPUBLIC ENERGY, INC.	Eagle No. 2	Inactive	$90,000	YES
Marfork	U302489	CLEAR FORK COAL COMPANY	Mine No. 6	Inactive	$181,440	NO
Marfork	U306087	PERFORMANCE COAL COMPANY	Hazy Creek No. 2 Gas	Inactive	$44,840	NO
Marfork	P302314	MARFORK COAL COMPANY, INC.	Ellis Creek Cedar Grove	Inactive	$5,000	YES
Marfork	S301004	MARFORK COAL COMPANY, INC.	Bee Tree Surface Mine	Inactive	$1,005,000	YES
Marfork	U301708	MARFORK COAL COMPANY, INC.	Beckley Seam Deep Mine	Inactive	$88,320	YES
Marfork	U500393	MARFORK COAL COMPANY, INC.	White Queen Mine	Inactive	$442,000	YES
Nicholas	U302307	ALEX ENERGY, INC.	Mine 22	Inactive	$47,920	YES
Nicholas	S302193	PEERLESS EAGLE COAL COMPANY	Lilly Fork Surface Mine	Inactive	$5,788,600	YES
Rockspring	S501306	ARACOMA COAL COMPANY, INC.	West Fork Surface Mine No. 1	Inactive	$1,425,000	YES
Rockspring	O505189	ARACOMA COAL COMPANY, INC.	Dingess Haulroad	Inactive	$40,000	YES
Rockspring	U502791	ARACOMA COAL COMPANY, INC.	Mine No. 6	Inactive	$17,640	YES
Rockspring	U500512	ROCKSPRING DEVELOPMENT, INC.	14 Mile Airshaft	Inactive	$21,240	YES
Rockspring	U502895	ROCKSPRING DEVELOPMENT, INC.	Ben Haley Portal	Inactive	$25,960	YES
Bandmill	S500911	HIGHLAND MINING COMPANY	Chilton Rider HWM Surface Mine	Not Started	$115,200	YES
Bens Creek – Black Bear	S503392	COBRA NATURAL RESOURCES, LLC	Sharkey Branch Surface Mine No. 1	Not Started	$244,240	YES
Bens Creek – Black Bear	U503397	COBRA NATURAL RESOURCES, LLC	Coon Knob Upper Cedar Grove Deep Mine	Not Started	$23,400	YES
Erbacon	P201615	BROOKS RUN MINING COMPANY, LLC	Grant Prospect Permit	Not Started	$3,500	NO
Inman Admiral	O501402	ELK RUN COAL COMPANY, INC.	Indian Creek Haulroad	Not Started	$17,000	YES
Inman Admiral	U600787	ELK RUN COAL COMPANY, INC.	Spirit 2 and 3 Deep Mines	Not Started	$52,920	YES
Inman Admiral	S502387	OMAR MINING COMPANY	Omar Surface Mine	Not Started	$37,800	YES
Kepler	U400704	BROOKS RUN MINING COMPANY, LLC	Five Forks	Not Started	$17,080	YES
Kepler	U401006	BROOKS RUN MINING COMPANY, LLC	Boreman 1 Mine	Not Started	$20,520	YES
Kepler	O401010	BROOKS RUN MINING COMPANY, LLC	Barkers Creek Haulroad	Not Started	$37,000	YES
Kepler	S400106	PAYNTER BRANCH MINING, INC.	Paynter Branch Mine	Not Started	$1,524,000	YES
Kepler	S400106	PAYNTER BRANCH MINING, INC.	Paynter Branch South	Not Started	444, 000	YES
Kepler	SMA401609	RIVERSIDE ENERGY COMPANY, LLC	Westigan No. 2 Mine	Not Started	$18,880	YES
Kepler	U300313	RIVERSIDE ENERGY COMPANY, LLC	Firecreek Mine No. 1	Not Started	$23,320	YES
Kepler	U401697	RIVERSIDE ENERGY COMPANY, LLC	Still Run 6	Not Started	$15,960	YES
Kingston	U300413	KINGSTON MINING, INC.	Kingston No. 9 Mine	Not Started	$0	YES
Kingston	O301103	KINGSTON MINING, INC.	WVDEP Kingston Haulroad	Not Started	$51,000	YES
Liberty	U501407	INDEPENDENCE COAL COMPANY, INC.	Midway Deep Mine	Not Started	$42,600	YES
Liberty	U500496	OMAR MINING COMPANY	Pin Oak Mine	Not Started	$10,000	YES
Litwar	U301112	RIVERSIDE ENERGY COMPANY, LLC	Riffe Branch Mine No. 1	Not Started	$16,520	YES
Litwar	O300612	RIVERSIDE ENERGY COMPANY, LLC	Horse Creek Haul Road	Not Started	$20,000	YES
Mammoth	U300808	KANAWHA ENERGY COMPANY	Eagle No. 2 Deep Mine	Not Started	$58,520	YES
Marfork	U401206	PIONEER FUEL CORPORATION	WVDEP Little Eagle Deep Mine	Not Started	$21,240	YES
Nicholas	S301107	ALEX ENERGY, INC.	Federal Surface Mine	Not Started	$654,000	YES
Nicholas	S301107	ALEX ENERGY, INC.		Not Started	585, 680	YES
Rawl	U502795	RAWL SALES & PROCESSING COMPANY	Stockton #3A	Not Started	$48,800	NO
Rawl	U502695	RAWL SALES & PROCESSING COMPANY	Stockton #3	Not Started	$48,800	NO
Rawl	U503998	SPARTAN MINING COMPANY	Jade #3	Not Started	$19,320	NO
Rockspring	U502107	ARACOMA COAL COMPANY, INC.	Mine No. 9	Not Started	$27,360	YES
Rockspring	U505192	ARACOMA COAL COMPANY, INC.	Messenger Branch Mine No. 1	Not Started	$65,880	YES
Rockspring	O500209	ROCKSPRING DEVELOPMENT, INC.	Camp Creek Complex	Not Started	$788,040	YES
Twilight	U501498	ELK RUN COAL COMPANY, INC.	Black Knight III Mine	Not Started	$108,560	YES
Bandmill	H071200	BANDMILL COAL CORPORATION	Taplin Haulroad	Reclaim-Only	$40,000	NO
Bandmill	H071200	BANDMILL COAL CORPORATION	Taplin Haulroad	Reclaim-Only	$10,000	NO
Bandmill	S501596	BANDMILL COAL CORPORATION	Wade #3 Surface Mine	Reclaim-Only	$54,800	NO
Bandmill	S502393	BANDMILL COAL CORPORATION	Tower Mountain Surface Mine	Reclaim-Only	$683,298	NO
Bandmill	S000580	HIGHLAND MINING COMPANY	Whitman Creek Surface	Reclaim-Only	$664,320	NO
Bandmill	S000580	HIGHLAND MINING COMPANY	Whitman Creek Surface	Reclaim-Only	325, 600	NO
Bandmill	S500194	HIGHLAND MINING COMPANY	Highland #1 Surface Mine	Reclaim-Only	$2,527,600	NO
Bandmill	S500201	HIGHLAND MINING COMPANY	Georges Creek Surface Mine	Reclaim-Only	$1,183,360	NO
Bandmill	S501796	HIGHLAND MINING COMPANY	North Surface Mine #1	Reclaim-Only	$1,492,264	NO
Bandmill	S503096	HIGHLAND MINING COMPANY	Freeze Fork Surface Mine	Reclaim-Only	$3,606,400	NO
Bandmill	S503096	HIGHLAND MINING COMPANY	Freeze Fork Surface Mine	Reclaim-Only	$160,000	NO
Bandmill	S505389	HIGHLAND MINING COMPANY	Whitman #2 Surface	Reclaim-Only	$1,937,208	NO
Bandmill	S505489	HIGHLAND MINING COMPANY	Whitman #3 Surface	Reclaim-Only	336, 864	NO
Bandmill	WV1016938	HIGHLAND MINING COMPANY	Freeze Fork Surface Mine	Reclaim-Only	$984,000	NO
Bandmill	S504189	HIGHLAND MINING COMPANY	North Surface Mine	Reclaim-Only	$585,120	NO

5

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Bandmill	O3785	TRACE CREEK COAL COMPANY	Holden 29 Refuse Facility	Reclaim-Only	$336,600	NO
Bandmill	O3785	TRACE CREEK COAL COMPANY	Holden 29 Refuse Facility	Reclaim-Only	$126,720	NO
Bandmill	O504286	TRACE CREEK COAL COMPANY	Old Elm Haulroad	Reclaim-Only	$14,000	NO
Bandmill	O504691	TRACE CREEK COAL COMPANY	Holden 29 Materials Handling	Reclaim-Only	$30,000	NO
Bandmill	O5382	TRACE CREEK COAL COMPANY	Laurel Fork Haulroad	Reclaim-Only	$1,000	NO
Bandmill	O5382	TRACE CREEK COAL COMPANY	Laurel Fork Haulroad	Reclaim-Only	$26,000	NO
Bandmill	O5382	TRACE CREEK COAL COMPANY	Laurel Fork Haulroad	Reclaim-Only	$1,000	NO
Bandmill	S504186	TRACE CREEK COAL COMPANY	Old Elm Surface	Reclaim-Only	$1,324,320	NO
Bandmill	S506288	TRACE CREEK COAL COMPANY	Mutual #1 Surface	Reclaim-Only	$1,631,840	NO
Bandmill	S505389	ALEX ENERGY, INC.	Whitman #2 Surface	Reclaim-Only	$913,000	YES
Bandmill	D001982	ARACOMA COAL COMPANY, INC.	8-C Mine	Reclaim-Only	$16,200	YES
Bandmill	U500500	ARACOMA COAL COMPANY, INC.	Bee Hollow Deep Mine	Reclaim-Only	$10,000	YES
Bandmill	H071200	BANDMILL COAL CORPORATION	Taplin Haulroad	Reclaim-Only	$1,000	YES
Bandmill	O005082	BANDMILL COAL CORPORATION	Earling Plant	Reclaim-Only	$25,000	YES
Bandmill	S502100	BANDMILL COAL CORPORATION	Right Hand Fork Surface Mine	Reclaim-Only	$1,210,000	YES
Bandmill	S502100	BANDMILL COAL CORPORATION	Right Hand Fork Surface Mine	Reclaim-Only	$105,000	YES
Bandmill	S501596	BANDMILL COAL CORPORATION	Wade #3 Surface Mine	Reclaim-Only	$1,513,200	YES
Bandmill	U021383	BANDMILL COAL CORPORATION	Wade Eagle Deep Mine	Reclaim-Only	$40,873	YES
Bandmill	O501104	HIGHLAND MINING COMPANY	North Haulroad	Reclaim-Only	$51,000	YES
Bandmill	P501114	HIGHLAND MINING COMPANY	Prospect Permit	Reclaim-Only	$6,500	YES
Bandmill	S000580	HIGHLAND MINING COMPANY	Whitman Creek Surface	Reclaim-Only	$855,080	YES
Bandmill	S500194	HIGHLAND MINING COMPANY	Highland #1 Surface Mine	Reclaim-Only	$1,037,400	YES
Bandmill	S500201	HIGHLAND MINING COMPANY	Georges Creek Surface Mine	Reclaim-Only	$1,128,640	YES
Bandmill	S501796	HIGHLAND MINING COMPANY	North Surface Mine #1	Reclaim-Only	$4,120	YES
Bandmill	S503096	HIGHLAND MINING COMPANY	Freeze Fork Surface Mine	Reclaim-Only	$1,513,600	YES
Bandmill	S503408	HIGHLAND MINING COMPANY	Sandy Gap Surface Mine	Reclaim-Only	$535,680	YES
Bandmill	S504189	HIGHLAND MINING COMPANY	North Surface Mine No. 2	Reclaim-Only	$380,512	YES
Bandmill	S508486	HIGHLAND MINING COMPANY	South Copperas Surface Mine	Reclaim-Only	$1,148,752	YES
Bandmill	U009283	RUM CREEK COAL SALES, INC.	Shively Deep Mine	Reclaim-Only	$10,000	YES
Bandmill	S500104	RUM CREEK COAL SALES, INC.	Anna Branch #2 Surface Mine	Reclaim-Only	$121,250	YES
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	Mountaineer Deep Mine No. 1	Reclaim-Only	$548,120	YES
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	Mountaineer Deep Mine No. 1	Reclaim-Only	$285,248	YES
Bens Creek – Black Bear	U503897	COBRA NATURAL RESOURCES, LLC	Mountaineer Alma A Deep Mine No. 1	Reclaim-Only	$723,640	YES
Bens Creek – Black Bear	O002685	COBRA NATURAL RESOURCES, LLC	Ben Creek Load Out	Reclaim-Only	$77,000	YES
Bens Creek – Black Bear	O500788	COBRA NATURAL RESOURCES, LLC	Mate Creek Load Out	Reclaim-Only	$30,000	YES
Bens Creek – Black Bear	O502386	COBRA NATURAL RESOURCES, LLC	Ben Creek Slurry Impoundment	Reclaim-Only	$1,852,780	YES
Bens Creek – Black Bear	O504191	COBRA NATURAL RESOURCES, LLC	Material Handling Facility	Reclaim-Only	$22,000	YES
Bens Creek – Black Bear	O505088	COBRA NATURAL RESOURCES, LLC	Black Bear Prep Plant	Reclaim-Only	$128,000	YES
Bens Creek – Black Bear	S401395	COBRA NATURAL RESOURCES, LLC	Low Gap Surface Mine No. 2	Reclaim-Only	$617,694	YES
Bens Creek – Black Bear	S504988	COBRA NATURAL RESOURCES, LLC	Ben Creek Surface Mine No. 1	Reclaim-Only	$316,800	YES
Bens Creek – Black Bear	U500498	COBRA NATURAL RESOURCES, LLC	Ridge Alma C Deep Mine	Reclaim-Only	$11,440	YES
Bens Creek – Black Bear	U500590	COBRA NATURAL RESOURCES, LLC	Hernshaw B-1 Deep	Reclaim-Only	$27,720	YES
Bens Creek – Black Bear	U503592	COBRA NATURAL RESOURCES, LLC	Sharkey Branch Lower Cedar Grove No. 2	Reclaim-Only	$28,224	YES
Bens Creek – Black Bear	U503792	COBRA NATURAL RESOURCES, LLC	Mountaineer Mine Sharkey Portal	Reclaim-Only	$22,176	YES
Bens Creek – Black Bear	U504491	COBRA NATURAL RESOURCES, LLC	Hernshaw C-1 Deep Mine	Reclaim-Only	$18,422	YES
Bens Creek – Black Bear	S400400	PREMIUM ENERGY, LLC	Surface Mine No. 3	Reclaim-Only	$4,555,000	YES
Bens Creek – Black Bear	S501307	PREMIUM ENERGY, LLC	Horsepen Highwall Miner No. 1	Reclaim-Only	$55,000	YES
Bens Creek– Black Bear	S502099	PREMIUM ENERGY, LLC	Surface Mine No. 2	Reclaim-Only	6,945, 000	YES
Bens Creek – Black Bear	S501608	PREMIUM ENERGY, LLC	Koon Knob Surface Mine No. 1	Reclaim-Only	$1,100,000	YES
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	Raw Mine No. 1	Reclaim-Only	$5,200	NO
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	Cucumber Mine (Raw)	Reclaim-Only	$223,600	YES
Cucumber	U007584	RIVERSIDE ENERGY COMPANY, LLC	Wesley-Postar Mine & Road & Siding	Reclaim-Only	$574,600	YES
Cucumber	U402387	RIVERSIDE ENERGY COMPANY, LLC	Apache Mine	Reclaim-Only	$88,400	YES
Delbarton	P502112	DELBARTON MINING COMPANY	Dingess Camp Branch Prospect	Reclaim-Only	$8,500	YES
Elk Run	O506086	EAGLE ENERGY INC.	Brown’s Branch Slurry Impoundment	Reclaim-Only	503, 200	YES
Elk Run	O004383	EAGLE ENERGY INC.		Reclaim-Only	$334,400	YES
Elk Run	Prospect	ELK RUN COAL COMPANY, INC.	Nod Point Prospect No. 2	Reclaim-Only	$1,500	YES
Elk Run	U066300	ELK RUN COAL COMPANY, INC.	Queen / Black Queen Mine	Reclaim-Only	$1,032,906	YES
Elk Run	P502213	PERFORMANCE COAL COMPANY	Eagle Water Study	Reclaim-Only	$3,000	YES
Elk Run	P300114	PERFORMANCE COAL COMPANY	Eagle Water Study	Reclaim-Only	$500	YES
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	Poplar Ridge Mine	Reclaim-Only	$18,200	NO
Erbacon	H052900	BROOKS RUN MINING COMPANY, LLC	#3B & #5B Haulroad	Reclaim-Only	$19,000	YES
Erbacon	H056200	BROOKS RUN MINING COMPANY, LLC	#8A Haulroad	Reclaim-Only	$27,000	YES

6

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Erbacon	U062000	BROOKS RUN MINING COMPANY, LLC	Mine #4	Reclaim-Only	$311,509	YES
Erbacon	O200301	BROOKS RUN MINING COMPANY, LLC	Birch River Haulroad	Reclaim-Only	$42,000	YES
Erbacon	O200787	BROOKS RUN MINING COMPANY, LLC	Thomas Mountain Haulroad	Reclaim-Only	$10,000	YES
Erbacon	S102690	BROOKS RUN MINING COMPANY, LLC	Surface 7	Reclaim-Only	$257,280	YES
Erbacon	S200205	BROOKS RUN MINING COMPANY, LLC	Brandy Station	Reclaim-Only	$370,880	YES
Erbacon	U200401	BROOKS RUN MINING COMPANY, LLC	Mercer Deep Mine	Reclaim-Only	$15,400	YES
Erbacon	U200493	BROOKS RUN MINING COMPANY, LLC	9A Deep Mine	Reclaim-Only	$38,760	YES
Erbacon	U200593	BROOKS RUN MINING COMPANY, LLC	9B Deep Mine	Reclaim-Only	$25,080	YES
Erbacon	U200609	BROOKS RUN MINING COMPANY, LLC	Sumter Deep Mine	Reclaim-Only	$171,120	YES
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	Popler Ridge Mine	Reclaim-Only	$2,600	NO
Erbacon	P052600	BROOKS RUN MINING COMPANY, LLC	Wolf Creek Prep Plant	Reclaim-Only	$39,000	YES
Erbacon	P201414	BROOKS RUN MINING COMPANY, LLC	Sumter Prospect 2	Reclaim-Only	$2,500	YES
Erbacon	P202014	BROOKS RUN MINING COMPANY, LLC	Mine No. 4	Reclaim-Only	$1,500	YES
Erbacon	R062000	BROOKS RUN MINING COMPANY, LLC	Refuse Area #1B	Reclaim-Only	$142,480	YES
Erbacon	S007185	BROOKS RUN MINING COMPANY, LLC	Brks. Ck. Surface Mine	Reclaim-Only	$150,000	YES
Erbacon	U051600	BROOKS RUN MINING COMPANY, LLC	#4A Deep Mine	Reclaim-Only	$45,600	YES
Erbacon	U102691	BROOKS RUN MINING COMPANY, LLC	Mine 5 - Deep Mine	Reclaim-Only	$77,720	YES
Erbacon	U200900	BROOKS RUN MINING COMPANY, LLC	Southridge Area Deep 1 UK	Reclaim-Only	$87,000	YES
Erbacon	U201000	BROOKS RUN MINING COMPANY, LLC	Southridge Area Deep 2 LK	Reclaim-Only	$65,000	YES
Erbacon	U201005	BROOKS RUN MINING COMPANY, LLC	Saylor A	Reclaim-Only	$16,520	YES
Erbacon	U201105	BROOKS RUN MINING COMPANY, LLC	Saylor B	Reclaim-Only	$11,800	YES
Erbacon	U201400	BROOKS RUN MINING COMPANY, LLC	10A Mine	Reclaim-Only	$75,640	YES
Erbacon	U201689	BROOKS RUN MINING COMPANY, LLC	Mine 16 - DM	Reclaim-Only	$53,680	YES
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	Poplar Ridge	Reclaim-Only	$83,200	YES
Erbacon	UO35900	BROOKS RUN MINING COMPANY, LLC	Mine #1	Reclaim-Only	$19,000	YES
Erbacon	D000782	BROOKS RUN MINING COMPANY, LLC	Mine 11 & 12 - DM	Reclaim-Only	$16,536	YES
Erbacon	D011082	BROOKS RUN MINING COMPANY, LLC	Thomas Mtn. DM	Reclaim-Only	$10,000	YES
Erbacon	I048200	BROOKS RUN MINING COMPANY, LLC	Lick Creek Loadout	Reclaim-Only	$10,000	YES
Erbacon	P203507	BROOKS RUN MINING COMPANY, LLC	Jackson Bridge	Reclaim-Only	$500	YES
Erbacon	S200310	BROOKS RUN MINING COMPANY, LLC	Antietam Mine	Reclaim-Only	$0	YES
Erbacon	S200487	BROOKS RUN MINING COMPANY, LLC	Little Birch 1 SM	Reclaim-Only	$108,000	YES
Erbacon	U051200	BROOKS RUN MINING COMPANY, LLC	3A Deep	Reclaim-Only	$10,000	YES
Erbacon	U201498	BROOKS RUN MINING COMPANY, LLC	Thomas Mt. UK Mine	Reclaim-Only	$35,880	YES
Erbacon	U307186	BROOKS RUN MINING COMPANY, LLC	FP 2 Deep Mine	Reclaim-Only	$10,000	YES
Erbacon	D004781	BROOKS RUN MINING COMPANY, LLC	Mine 14 - DM	Reclaim-Only	$10,000	YES
Erbacon	H047100	BROOKS RUN MINING COMPANY, LLC	Wolf Creek Haulroad	Reclaim-Only	$170,000	YES
Erbacon	U101991	BROOKS RUN MINING COMPANY, LLC	7A Deep Mine	Reclaim-Only	$22,000	YES
Erbacon	U200105	BROOKS RUN MINING COMPANY, LLC	Cove Mountain	Reclaim-Only	$217,080	YES
Erbacon	D011382	KINGWOOD MINING COMPANY, LLC	Birds Creek Mine	Reclaim-Only	$17,920	YES
Erbacon	R067300	KINGWOOD MINING COMPANY, LLC	Albright Refuse (Valley Point)	Reclaim-Only	$2,355,840	YES
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	K Mine & Prep Plant	Reclaim-Only	$926,640	YES
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	K Mine & Prep Plant	Reclaim-Only	$15,520	YES
Erbacon	O100898	KINGWOOD MINING COMPANY, LLC	Whitetail Refuse	Reclaim-Only	$744,640	YES
Erbacon	U100893	KINGWOOD MINING COMPANY, LLC	Plum Mine	Reclaim-Only	$88,920	YES
Goals	S301299	ALEX ENERGY, INC.	Edwight Surface Mine	Reclaim-Only	$1,938,960	NO
Goals	S301299	ALEX ENERGY, INC.	Edwight Surface Mine	Reclaim-Only	$1,755,000	NO
Goals	S301299	ALEX ENERGY, INC.	Edwight Surface Mine	Reclaim-Only	$31,040	NO
Goals	U301799	INDEPENDENCE COAL COMPANY, INC.	Tunnel Mine	Reclaim-Only	$31,360	NO
Goals	S301299	ALEX ENERGY, INC.	Edwight Surface Mine	Reclaim-Only	$6,680,000	YES
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	Shumate Powellton Surface Mine	Reclaim-Only	$119,560	YES
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	Shumate Powellton Surface Mine	Reclaim-Only	$75,440	YES
Goals	U301406	MARFORK COAL COMPANY, INC.	Parker Peerless	Reclaim-Only	$67,640	YES
Green Valley	O001083	GREEN VALLEY COAL COMPANY	Blue Branch Refuse	Reclaim-Only	$151,980	NO
Green Valley	O001083	GREEN VALLEY COAL COMPANY	Blue Branch Refuse	Reclaim-Only	$85,000	NO
Green Valley	P064200	GREEN VALLEY COAL COMPANY	No. 4 Plant (Panther)	Reclaim-Only	$15,000	NO
Green Valley	U005985	GREEN VALLEY COAL COMPANY	White Buck #2	Reclaim-Only	$19,080	NO
Green Valley	O015583	GREEN VALLEY COAL COMPANY	Quinwood Plant	Reclaim-Only	$49,200	NO
Green Valley	U014882	GREEN VALLEY COAL COMPANY	Grassy #1	Reclaim-Only	$11,400	NO
Green Valley	R067100	GREEN VALLEY COAL COMPANY	Airport Refuse	Reclaim-Only	$10,000	NO
Green Valley	U306686	GREEN VALLEY COAL COMPANY	No. 3 Panther Creek	Reclaim-Only	$25,800	NO
Green Valley	H035600	GREEN VALLEY COAL COMPANY	White Buck #2 Road	Reclaim-Only	$13,000	YES
Green Valley	O001083	GREEN VALLEY COAL COMPANY	Blue Branch Refuse	Reclaim-Only	$542,270	YES
Green Valley	O001083	GREEN VALLEY COAL COMPANY	Blue Branch Refuse	Reclaim-Only	$309,920	YES
Green Valley	O001083	GREEN VALLEY COAL COMPANY	Blue Branch Refuse	Reclaim-Only	$226,480	YES

7

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Green Valley	O008683	GREEN VALLEY COAL COMPANY	Leslie Refuse	Reclaim-Only	$113,000	YES
Green Valley	O008683	GREEN VALLEY COAL COMPANY	Leslie Refuse	Reclaim-Only	$92,360	YES
Green Valley	R069000	GREEN VALLEY COAL COMPANY	Adkins Lick Refuse	Reclaim-Only	$257,180	YES
Green Valley	R070700	GREEN VALLEY COAL COMPANY	No. 1 Refuse A	Reclaim-Only	$111,000	YES
Green Valley	R070700	GREEN VALLEY COAL COMPANY	No. 1 Refuse A	Reclaim-Only	$5,000	YES
Green Valley	U005985	GREEN VALLEY COAL COMPANY	White Buck #2	Reclaim-Only	$180,921	YES
Green Valley	U300409	GREEN VALLEY COAL COMPANY	Sewell Mine No. 1	Reclaim-Only	$78,120	YES
Green Valley	U302912	GREEN VALLEY COAL COMPANY	Potato Hole Knob Deep Mine	Reclaim-Only	$77,720	YES
Green Valley	O015583	GREEN VALLEY COAL COMPANY	Quinwood Plant	Reclaim-Only	$265,600	YES
Green Valley	O015583	GREEN VALLEY COAL COMPANY	Quinwood Plant	Reclaim-Only	$54,080	YES
Green Valley	U014882	GREEN VALLEY COAL COMPANY	Grassy #1	Reclaim-Only	$145,920	YES
Green Valley	U014882	GREEN VALLEY COAL COMPANY	Grassy #1	Reclaim-Only	$106,020	YES
Green Valley	U014882	GREEN VALLEY COAL COMPANY	Grassy #1	Reclaim-Only	$72,960	YES
Green Valley	U301407	GREEN VALLEY COAL COMPANY	Hominy Creek	Reclaim-Only	$51,920	YES
Inman Admiral	D010182	BLACK CASTLE MINING COMPANY	Randolph Deep Mine	Reclaim-Only	$183,960	YES
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	White Castle	Reclaim-Only	$1,477,840	YES
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	White Castle	Reclaim-Only	$32,760	YES
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	White Castle	Reclaim-Only	$18,200	YES
Inman Admiral	S601189	ELK RUN COAL COMPANY, INC.	Black Castle No. 3	Reclaim-Only	$783,520	YES
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	Black Castle No. 2 (George’s Branch)	Reclaim-Only	$1,742,000	YES
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	Black Castle No. 2 (George’s Branch)	Reclaim-Only	$18,000	YES
Inman Admiral	S501400	INDEPENDENCE COAL COMPANY, INC.	Ramo Surface Mine	Reclaim-Only	$14,000	YES
Inman Admiral	O509588	OMAR MINING COMPANY	Ridgetop Haulroad	Reclaim-Only	$88,000	YES
Inman Admiral	S007076	OMAR MINING COMPANY	Chesterfield Surface Mine	Reclaim-Only	$60,750	YES
Inman Admiral	U040300	OMAR MINING COMPANY	Chesterfield No. 12 Deep Mine	Reclaim-Only	$10,000	YES
Kepler	R063000	DUCHESS COAL COMPANY	Four Pole Refuse	Reclaim-Only	$50,000	NO
Kepler	D006982	BIG BEAR MINING COMPANY	Big Bear No. 5 Mine	Reclaim-Only	$10,000	YES
Kepler	O010783	BIG BEAR MINING COMPANY	Gabions	Reclaim-Only	183, 700	YES
Kepler	O017483	BIG BEAR MINING COMPANY	Prep Plant/Refuse	Reclaim-Only	$274,560	YES
Kepler	U058900	BIG BEAR MINING COMPANY	Eagle #5 Mine	Reclaim-Only	$17,100	YES
Kepler	O005983	HERNDON PROCESSING COMPANY, LLC	Keystone 2 Refuse Disposal	Reclaim-Only	$668,800	YES
Kepler	O007882	HERNDON PROCESSING COMPANY, LLC	Keystone No. 2 Prep Plant	Reclaim-Only	$31,280	YES
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WVDEP Paynter Branch North Surface Mine	Reclaim-Only	$2,435,000	YES
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WVDEP Paynter Branch North Surface Mine	Reclaim-Only	$147,800	YES
Kepler	S400896	PAYNTER BRANCH MINING, INC.	WVDEP Paynter Branch Surface Mine No. 1	Reclaim-Only	$1,694,880	YES
Kepler	S401298	PAYNTER BRANCH MINING, INC.	WVDEP AZ Litz Surface Mine	Reclaim-Only	$1,315,000	YES
Kepler	U503496	PIONEER MINING, INC.	WVDEP Muddy Bridge Deep Mine No. 1	Reclaim-Only	$957,472	YES
Kepler	U503596	PIONEER MINING, INC.	WVDEP Muddy Bridge Deep Mine No. 2	Reclaim-Only	$664,942	YES
Kepler	NPDES WV 1012207	RIVERSIDE ENERGY COMPANY, LLC	Stonehouse Treatment Facilty	Reclaim-Only	$10,000	YES
Kepler	U047100	RIVERSIDE ENERGY COMPANY, LLC	Still Run #9 Mine	Reclaim-Only	$11,400	YES
Kepler	U402195	RIVERSIDE ENERGY COMPANY, LLC	Jims Branch 1	Reclaim-Only	$13,200	YES
Kepler	U400196	RIVERSIDE ENERGY COMPANY, LLC	Jims Branch 3A	Reclaim-Only	$11,760	YES
Kepler	U400295	RIVERSIDE ENERGY COMPANY, LLC	Still Run 1	Reclaim-Only	$21,960	YES
Kepler	U400595	RIVERSIDE ENERGY COMPANY, LLC	Sugar Run 1	Reclaim-Only	$10,000	YES
Kepler	U400695	RIVERSIDE ENERGY COMPANY, LLC	Sugar Run 2	Reclaim-Only	$10,000	YES
Kepler	U400697	RIVERSIDE ENERGY COMPANY, LLC	Still Run 4	Reclaim-Only	$19,800	YES
Kepler	U400901	RIVERSIDE ENERGY COMPANY, LLC	Still Run 12	Reclaim-Only	$10,000	YES
Kepler	U401100	RIVERSIDE ENERGY COMPANY, LLC	Still Run 10	Reclaim-Only	$10,000	YES
Kepler	U401300	RIVERSIDE ENERGY COMPANY, LLC	Copperhead Mine	Reclaim-Only	$21,560	YES
Kepler	U401497	RIVERSIDE ENERGY COMPANY, LLC	Still Run 5	Reclaim-Only	$43,920	YES
Kepler	U401200	RIVERSIDE ENERGY COMPANY, LLC	Adkins Branch 1 (Alpine)	Reclaim-Only	$35,040	YES
Kingston	P300115	KINGSTON MINING, INC.	Kingston Mining -White Oak Prospect	Reclaim-Only	$3,000	NO
Kingston		KINGSTON MINING, INC.	Kingston Mountain Prospect	Reclaim-Only	$4,000	NO
Kingston	P301012	KINGSTON RESOURCES, INC.	Fifteeen Mile Prospect Mine	Reclaim-Only	$2,000	YES
Kingston	P301413	KINGSTON RESOURCES, INC.	Fifteeen Mile II Prospect Mine	Reclaim-Only	$500	YES
Kingston	Prospect No. 9	KINGSTON RESOURCES, INC.	Weirwood	Reclaim-Only	$500	YES
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	Red Cedar	Reclaim-Only	$1,292,560	NO
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	Jacks Branch Buffalo Deep Mine	Reclaim-Only	$390,000	NO
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	Jacks Branch Buffalo Deep Mine	Reclaim-Only	$30,000	NO
Liberty	U501887	INDEPENDENCE COAL COMPANY, INC.	Harley Deep Mine	Reclaim-Only	$390,000	NO
Liberty	O501992	OMAR MINING COMPANY	Chesterfield Preparation Facility	Reclaim-Only	$1,069,600	NO

8

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Liberty	U002685	INDEPENDENCE COAL COMPANY, INC.	Davidson Deep Mine	Reclaim-Only	$45,560	NO
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	Cook Deep Mine	Reclaim-Only	$13,000	NO
Liberty	O501106	INDEPENDENCE COAL COMPANY, INC.	Bull Creek Haulroad	Reclaim-Only	$45,000	YES
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	Red Cedar	Reclaim-Only	$2,972,440	YES
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	Red Cedar	Reclaim-Only	$35,000	YES
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	Jacks Branch Buffalo Deep Mine	Reclaim-Only	$12,000	YES
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	Jacks Branch Buffalo Deep Mine	Reclaim-Only	$9,000	YES
Liberty	U500594	INDEPENDENCE COAL COMPANY, INC.	Allegiance Deep Mine	Reclaim-Only	$27,600	YES
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	Spirit Deep Mine	Reclaim-Only	$113,160	YES
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	Spirit Deep Mine	Reclaim-Only	$11,040	YES
Liberty	U501398	INDEPENDENCE COAL COMPANY, INC.	Justice/Revolution Deep Mine	Reclaim-Only	$465,400	YES
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	Silver Maple No. 1 Deep Mine	Reclaim-Only	$39,000	YES
Liberty	U502191	OMAR MINING COMPANY	White Oak Deep Mine	Reclaim-Only	$111,000	YES
Liberty	U501892	OMAR MINING COMPANY	Scotch Pine No. 1 Deep Mine	Reclaim-Only	$44,840	YES
Litwar	P402708	BROOKS RUN MINING COMPANY, LLC	Oozley Branch	Reclaim-Only	$1,000	YES
Litwar	O011783	LITWAR PROCESSING COMPANY, LLC	Lick Branch Impoundment	Reclaim-Only	$297,560	YES
Litwar	O007583	LITWAR PROCESSING COMPANY, LLC	VC Red Ash Tipple	Reclaim-Only	$10,000	YES
Litwar	P300514	RIVERSIDE ENERGY COMPANY, LLC	Lower War Eagle Prospect No. 2	Reclaim-Only	$500	YES
Litwar	U400102	RIVERSIDE ENERGY COMPANY, LLC	Bens Creek 1 Mine	Reclaim-Only	$12,320	YES
Litwar	O014483	RIVERSIDE ENERGY COMPANY, LLC	#5 Refuse	Reclaim-Only	$133,200	YES
Litwar	O014883	RIVERSIDE ENERGY COMPANY, LLC	Alpine Prep Plant	Reclaim-Only	$34,000	YES
Mammoth	P302013	ALEX ENERGY, INC.	White Oak Prospect	Reclaim-Only	$500	YES
Mammoth	P303212	ALEX ENERGY, INC.	Republic 3 Eagle Prospect Mine	Reclaim-Only	$500	YES
Mammoth	P304412	ALEX ENERGY, INC.	Eagle Land Prospect	Reclaim-Only	$1,000	YES
Mammoth	S004577	JACKS BRANCH COAL COMPANY	Legacy Fault Island	Reclaim-Only	$1,581,200	YES
Mammoth	S007085	JACKS BRANCH COAL COMPANY	Dunn Contour	Reclaim-Only	$49,000	YES
Mammoth	S008379	JACKS BRANCH COAL COMPANY	Legacy Area 5	Reclaim-Only	$1,436,480	YES
Mammoth	S301491	JACKS BRANCH COAL COMPANY	Hughes Creek Surface Mine	Reclaim-Only	$591,360	YES
Mammoth	S303790	JACKS BRANCH COAL COMPANY	Hughes Fork Surface Mine	Reclaim-Only	$793,280	YES
Mammoth	S600886	JACKS BRANCH COAL COMPANY	Dunn - Staten Surface	Reclaim-Only	$580,800	YES
Mammoth	U005584	JACKS BRANCH COAL COMPANY	Mine 105 & 115 #2 Gas Deep Mine	Reclaim-Only	$29,440	YES
Mammoth	U300990	JACKS BRANCH COAL COMPANY	Custer Hollow Coalburg	Reclaim-Only	$19,080	YES
Mammoth	U302200	JACKS BRANCH COAL COMPANY	Custer Hollow Lower Winifrede Mine	Reclaim-Only	$33,800	YES
Mammoth	U601889	JACKS BRANCH COAL COMPANY	Mine #165 Coalburg Deep Mine	Reclaim-Only	$72,800	YES
Mammoth	S000684	JACKS BRANCH COAL COMPANY	Riffle-Bullpush Surface	Reclaim-Only	$1,008,928	YES
Mammoth	S007885	JACKS BRANCH COAL COMPANY	Custer Hollow Surface Mine	Reclaim-Only	$252,760	YES
Mammoth	S008883	JACKS BRANCH COAL COMPANY	Dunn Surface No. 1 Mine	Reclaim-Only	$1,112,832	YES
Mammoth	Z000481	JACKS BRANCH COAL COMPANY	Graveyard Surface No. 1 Mine	Reclaim-Only	$1,010,240	YES
Mammoth	U045400	JACKS BRANCH COAL COMPANY	Stockton #130 Mine	Reclaim-Only	$155,800	YES
Mammoth	U301500	JACKS BRANCH COAL COMPANY	Shadrick Mine No. 160 5 Blk Deep	Reclaim-Only	$40,200	YES
Mammoth	E010300	KANAWHA ENERGY COMPANY	Mine No. 14	Reclaim-Only	$31,000	YES
Mammoth	E011000	KANAWHA ENERGY COMPANY	Mine No. 15	Reclaim-Only	$357,627	YES
Mammoth	O304391	KANAWHA ENERGY COMPANY	Big Creek #2 Haul Road	Reclaim-Only	$295,000	YES
Mammoth	P071300	KANAWHA ENERGY COMPANY	No. 10 Prep Plant	Reclaim-Only	$87,120	YES
Mammoth	P303611	KANAWHA ENERGY COMPANY	Kelleys Creek Winifrede Prospect	Reclaim-Only	$2,000	YES
Mammoth	R064900	KANAWHA ENERGY COMPANY	Jackson Hollow Refuse	Reclaim-Only	$372,400	YES
Mammoth	S300691	KANAWHA ENERGY COMPANY	Kanawha Services No. 1 Surface	Reclaim-Only	$2,259,600	YES
Mammoth	S304589	KANAWHA ENERGY COMPANY	Big Creek Number 2	Reclaim-Only	$3,094,240	YES
Mammoth	S600988	KANAWHA ENERGY COMPANY	Alloy #1 Surface Mine (Boomer)	Reclaim-Only	$988,000	YES
Mammoth	S602389	KANAWHA ENERGY COMPANY	Boomer Mountaintop Surface Mine	Reclaim-Only	$457,000	YES
Mammoth	U300904	KANAWHA ENERGY COMPANY	Eagle No. 1 Deep Mine	Reclaim-Only	$50,000	YES
Mammoth	U301290	KANAWHA ENERGY COMPANY	Alloy Plant and Refuse Area	Reclaim-Only	$548,946	YES
Mammoth	P300205	KANAWHA ENERGY COMPANY	No. 3 Prospect	Reclaim-Only	1, 500	YES
Mammoth	P301111	KANAWHA ENERGY COMPANY	Prospect Scrabble Creek - Big Creek Pro	Reclaim-Only	$4,000	YES
Mammoth	P303310	KANAWHA ENERGY COMPANY	Boomer Branch Prospect	Reclaim-Only	$4,000	YES
Mammoth	P303511	KANAWHA ENERGY COMPANY	Big Creek - Scrabble Prospect	Reclaim-Only	$2,000	YES
Mammoth	S303390	KANAWHA ENERGY COMPANY	Scrabble Creek #1	Reclaim-Only	$112,476	YES
Mammoth	O301907	KANAWHA ENERGY COMPANY	Jarrett Branch Haul Road	Reclaim-Only	$10,000	YES
Mammoth	U300504	KANAWHA ENERGY COMPANY	Fourmile Coalburg Deep Mine	Reclaim-Only	$81,000	YES
Mammoth	U300896	KANAWHA ENERGY COMPANY	Upper Winifrede Deep Mine	Reclaim-Only	86, 640	YES
Mammoth	U302099	KANAWHA ENERGY COMPANY	Mammoth #2 Gas Deep	Reclaim-Only	$208,320	YES
Marfork		BOONE EAST DEVELOPMENT CO.		Reclaim-Only	$0	NO
Marfork	P300515	MARFORK COAL COMPANY, INC.	Slip Ridge - Birch Prospect	Reclaim-Only	$6,500	NO

9

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Marfork	U304292	PERFORMANCE COAL COMPANY	Upper Big Branch South / Montcoal Eagle Mine	Reclaim-Only	$57,960	NO
Marfork	U304292	PERFORMANCE COAL COMPANY	Upper Big Branch South / Montcoal Eagle Mine	Reclaim-Only	$118,680	NO
Marfork	U304292	PERFORMANCE COAL COMPANY	Upper Big Branch South / Montcoal Eagle Mine	Reclaim-Only	$16,560	NO
Marfork	D004081	CLEAR FORK COAL COMPANY	Mine No. 14	Reclaim-Only	$60,060	YES
Marfork	S014278	CLEAR FORK COAL COMPANY		Reclaim-Only	$65,400	YES
Marfork	U008383	CLEAR FORK COAL COMPANY	Mine No. 9 & 11	Reclaim-Only	$15,600	YES
Marfork	U013000	CLEAR FORK COAL COMPANY	Mine No. 11	Reclaim-Only	$96,560	YES
Marfork	P500213	ELK RUN COAL COMPANY, INC.	Rockhouse Powellton Prospect	Reclaim-Only	$2,000	YES
Marfork	P300415	KINGSTON MINING, INC.	Toney Fork Prospect	Reclaim-Only	$4,500	YES
Marfork	P301513	MARFORK COAL COMPANY, INC.	White Queen Low Gap Hollow Prospect	Reclaim-Only	$1,000	YES
Marfork	Pending	MARFORK COAL COMPANY, INC.	Long Ridge Prospect No. 2	Reclaim-Only	$4,500	YES
Marfork	U301394	MARFORK COAL COMPANY, INC.	Lower Cedar Grove Mine	Reclaim-Only	$207,400	YES
Marfork	P301011	MARFORK COAL COMPANY, INC.	Eagle Mine Prospect	Reclaim-Only	$4,500	YES
Marfork	S300809	MARFORK COAL COMPANY, INC.	Slip Ridge HWM Surface	Reclaim-Only	$31,648	YES
Marfork	E003800	PERFORMANCE COAL COMPANY	Irene Portal No. 7 Mine	Reclaim-Only	$98,280	YES
Marfork	U304292	PERFORMANCE COAL COMPANY	Upper Big Branch South / Montcoal Eagle Mine	Reclaim-Only	$22,080	YES
Marfork	S011977	PIONEER FUEL CORPORATION		Reclaim-Only	$605,000	YES
Marfork	S400596	PIONEER FUEL CORPORATION	WVDEP Simmons Fork Surface Mine No. 1	Reclaim-Only	$2,765,280	YES
Marfork	S401595	PIONEER FUEL CORPORATION	WVDEP Winifrede No. 2	Reclaim-Only	$2,319,440	YES
Marfork	O400708	PIONEER FUEL CORPORATION	Little Eagle Breaker Rock	Reclaim-Only	$115,000	YES
Martin County	E001700	GREYEAGLE COAL COMPANY	Greyeagle Mine No. 1	Reclaim-Only	$964,440	YES
Martin County	O013983	GREYEAGLE COAL COMPANY	Left Fork Slurry Impoundment	Reclaim-Only	$6,181,722	YES
Nicholas	S005185	ALEX ENERGY, INC.	Right Fork Surface Mine	Reclaim-Only	$2,417,680	NO
Nicholas	S300199	ALEX ENERGY, INC.		Reclaim-Only	$1,591,760	NO
Nicholas	S300598	ALEX ENERGY, INC.	Robinson North Surface Mine	Reclaim-Only	$710,000	NO
Nicholas	S300598	ALEX ENERGY, INC.	Robinson North Surface Mine	Reclaim-Only	$513,360	NO
Nicholas	S300702	ALEX ENERGY, INC.	Right Fork Surface Mine	Reclaim-Only	$10,000	NO
Nicholas	S300706	ALEX ENERGY, INC.	Hatchet Surface Mine	Reclaim-Only	$140,400	NO
Nicholas	S301391	ALEX ENERGY, INC.	Area “A” West (Wildcat Surface)	Reclaim-Only	$2,455,200	NO
Nicholas	S301405	ALEX ENERGY, INC.	PGM Surface Mine No. 1	Reclaim-Only	$1,724,480	NO
Nicholas	U301497	ALEX ENERGY, INC.	Sugar Camp Winifrede Deep Mine	Reclaim-Only	$24,120	NO
Nicholas	U301497	ALEX ENERGY, INC.	Sugar Camp Winifrede Deep Mine	Reclaim-Only	$6,480	NO
Nicholas	S006385	ALEX ENERGY, INC.	Twenty Mile Creek Mine No. 901 Old Tate Surface Mine	Reclaim-Only	$212,400	NO
Nicholas	U302494	POWER MOUNTAIN COAL COMPANY	Winifrede X-1 Deep	Reclaim-Only	$21,600	NO
Nicholas	S300598	ALEX ENERGY, INC.		Reclaim-Only	$8,480,000	YES
Nicholas	S300598	ALEX ENERGY, INC.	Robinson North Surface Mine	Reclaim-Only	$2,040,000	YES
Nicholas	S300702	ALEX ENERGY, INC.	Right Fork Surface Mine	Reclaim-Only	$1,513,520	YES
Nicholas	S300706	ALEX ENERGY, INC.	Hatchet Surface Mine	Reclaim-Only	$3,600	YES
Nicholas	S300907	ALEX ENERGY, INC.	Lonestar Surface Mine	Reclaim-Only	$1,310,000	YES
Nicholas	S301391	ALEX ENERGY, INC.	Area “A” West (Wildcat Surface)	Reclaim-Only	$158,400	YES
Nicholas	S301405	ALEX ENERGY, INC.	PGM Surface Mine No. 1	Reclaim-Only	$467,840	YES
Nicholas	S302003	ALEX ENERGY, INC.	Tate Run Surface Mine	Reclaim-Only	$1,292,040	YES
Nicholas	U301497	ALEX ENERGY, INC.	Sugar Camp Winifrede Deep Mine	Reclaim-Only	$106,920	YES
Nicholas	S301192	ALEX ENERGY, INC.	Area “X”	Reclaim-Only	$222,404	YES
Nicholas	S301806	ALEX ENERGY, INC.	Spruce Run	Reclaim-Only	$773,280	YES
Nicholas	H015500	PEERLESS EAGLE COAL COMPANY	DR-21 Majestic Haul Road	Reclaim-Only	$10,000	YES
Nicholas	O002184	PEERLESS EAGLE COAL COMPANY	Old Glory Imp #1 @ Rock Camp Branch	Reclaim-Only	$301,000	YES
Nicholas	O004183	PEERLESS EAGLE COAL COMPANY	Rock Camp Br Refuse / Old Glory Prep	Reclaim-Only	$103,200	YES
Nicholas	O300293	PEERLESS EAGLE COAL COMPANY	Hutchinson Branch Haul Road	Reclaim-Only	$48,000	YES
Nicholas	O300589	PEERLESS EAGLE COAL COMPANY	Enoch Branch Haul Road	Reclaim-Only	$10,000	YES
Nicholas	O301286	PEERLESS EAGLE COAL COMPANY	Rock Camp Refuse	Reclaim-Only	$322,000	YES
Nicholas	O302093	PEERLESS EAGLE COAL COMPANY	Spirit Ridge Surface / #19 Deep / Haulroads	Reclaim-Only	$23,000	YES
Nicholas	S300590	PEERLESS EAGLE COAL COMPANY	Spirit Ridge Surface Mine	Reclaim-Only	$858,600	YES
Nicholas	U300489	PEERLESS EAGLE COAL COMPANY	Mine #15	Reclaim-Only	$57,960	YES
Nicholas	U302194	PEERLESS EAGLE COAL COMPANY	Lilly Fork Surface Mine / #21 Deep Mine	Reclaim-Only	$30,240	YES
Nicholas	O010983	PEERLESS EAGLE COAL COMPANY	Elm Refuse Area	Reclaim-Only	$10,000	YES
Nicholas	S008776	PEERLESS EAGLE COAL COMPANY	Majestic Surface Mine & Deep Mine #7	Reclaim-Only	$10,000	YES

10

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Nicholas	U026900	PEERLESS EAGLE COAL COMPANY	Deep Mine # 3 and Haul Road	Reclaim-Only	$10,000	YES
Nicholas	U045800	PEERLESS EAGLE COAL COMPANY	Deep Mine # 4	Reclaim-Only	$10,000	YES
Nicholas	U065700	PEERLESS EAGLE COAL COMPANY	Deep Mine # 6	Reclaim-Only	$10,000	YES
Nicholas	U067600	PEERLESS EAGLE COAL COMPANY	Majestic Surface Mine B & Deep Mine # 7A	Reclaim-Only	$10,000	YES
Nicholas	O300895	POWER MOUNTAIN COAL COMPANY	S1-A Refuse @ Jerry Fork Refuse	Reclaim-Only	$489,600	YES
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	Matewan Energy	Reclaim-Only	$10,000	NO
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	Sprouse Impoundment	Reclaim-Only	$911,240	NO
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	Sprouse Impoundment	Reclaim-Only	$14,388	NO
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	Crystal Fuels Alma Deep Mine	Reclaim-Only	$260,210	NO
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	Jade	Reclaim-Only	$27,440	NO
Rawl	D003181	RAWL SALES & PROCESSING COMPANY	Rocky @ Lick Creek	Reclaim-Only	$10,000	NO
Rawl	O507892	RAWL SALES & PROCESSING COMPANY	Sprigg Bridge	Reclaim-Only	$10,000	NO
Rawl	U066700	RAWL SALES & PROCESSING COMPANY	Shine	Reclaim-Only	$10,000	NO
Rawl	U507192	RAWL SALES & PROCESSING COMPANY	Top Gun Mine	Reclaim-Only	$65,320	NO
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	Matewan Energy	Reclaim-Only	$366,829	YES
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	Sprouse Impoundment	Reclaim-Only	$7,412	YES
Rawl	O504989	RAWL SALES & PROCESSING COMPANY	Cumberland Village	Reclaim-Only	$66,000	YES
Rawl	P057200	RAWL SALES & PROCESSING COMPANY	Sprouse Plant	Reclaim-Only	$684,200	YES
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	Crystal Fuels Alma Deep Mine	Reclaim-Only	$879,744	YES
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	Jade	Reclaim-Only	$212,985	YES
Rockspring	Prospect	LAUREL CREEK CO., INC.	Prospect	Reclaim-Only	$4,500	NO
Rockspring	U500601	ARACOMA COAL COMPANY, INC.	5-Block Deep Mine	Reclaim-Only	$91,120	YES
Rockspring	U507292	ARACOMA COAL COMPANY, INC.	West Fork No. 3 Deep Mine	Reclaim-Only	$456,000	YES
Rockspring	S504689	ARACOMA COAL COMPANY, INC.	Dingess Surface Mine	Reclaim-Only	$812,160	YES
Rockspring	O501090	ARACOMA COAL COMPANY, INC.	Prep Plant & Refuse Area	Reclaim-Only	$1,077,120	YES
Rockspring	U507692	ARACOMA COAL COMPANY, INC.	Seaboard Mine	Reclaim-Only	$26,560	YES
Rockspring	U500304	ARACOMA COAL COMPANY, INC.	Mine #5	Reclaim-Only	$66,000	YES
Rockspring	U501091	ARACOMA COAL COMPANY, INC.	Mine No. 2	Reclaim-Only	$11,280	YES
Rockspring	U502006	ARACOMA COAL COMPANY, INC.	Mine #8	Reclaim-Only	$31,200	YES
Rockspring	O505491	ROCKSPRING DEVELOPMENT, INC.	Stephens Fork Haulroad	Reclaim-Only	$28,000	YES
Rockspring	U002584	ROCKSPRING DEVELOPMENT, INC.	Camp Creek Complex	Reclaim-Only	$2,946,000	YES
Rockspring	P501014	ROCKSPRING DEVELOPMENT, INC.	Camp Creek Complex	Reclaim-Only	$500	YES
Rockspring	Pending	ROCKSPRING DEVELOPMENT, INC.	Camp Creek Prospect II	Reclaim-Only	$1,000	YES
Rockspring	O503290	ROCKSPRING DEVELOPMENT, INC.	Guyan Loadout / Baber Loadout	Reclaim-Only	$10,000	YES
Superior	S501798	HIGHLAND MINING COMPANY	Superior Surface Mine	Reclaim-Only	$5,858,800	NO
Superior	S501798	HIGHLAND MINING COMPANY	Superior Bottom Road	Reclaim-Only	$47,340	NO
Superior	S501798	HIGHLAND MINING COMPANY	Mitigation & Compensation Agreement	Reclaim-Only	$8,566	NO
Superior	U502398	SPARTAN MINING COMPANY	Diamond Energy Mine	Reclaim-Only	$6,840	NO
Superior	U506688	SPARTAN MINING COMPANY	No. 38 Mine	Reclaim-Only	$20,160	NO
Superior	U506688	SPARTAN MINING COMPANY	No. 38 Mine	Reclaim-Only	12, 600	NO
Superior	U501100	SPARTAN MINING COMPANY	Diamond Energy Complex	Reclaim-Only	$22,080	NO
Superior	U502194	SPARTAN MINING COMPANY	Cow Creek Deep Mine	Reclaim-Only	$26,400	NO
Superior	O004484	STIRRAT COAL COMPANY	Stirrat Prep Plant & Refuse Facility	Reclaim-Only	$725,400	NO
Superior	O004484	STIRRAT COAL COMPANY	Stirrat Prep Plant & Refuse Facility	Reclaim-Only	$18,600	NO
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC.	Superior Surface Mine	Reclaim-Only	$292,400	YES
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC.	Superior Surface Mine	Reclaim-Only	$22,000	YES
Superior	U502398	SPARTAN MINING COMPANY	Diamond Energy Mine	Reclaim-Only	$52,440	YES
Superior	U506688	SPARTAN MINING COMPANY	No. 38 Mine	Reclaim-Only	$22,680	YES
Superior	U501100	SPARTAN MINING COMPANY	Diamond Energy Complex	Reclaim-Only	$85,560	YES
Superior	U502194	SPARTAN MINING COMPANY	Cow Creek Deep Mine	Reclaim-Only	$36,960	YES
Superior	U502194	SPARTAN MINING COMPANY	Cow Creek Deep Mine	Reclaim-Only	$31,680	YES
Superior	O004484	STIRRAT COAL COMPANY	Stirrat Prep Plant & Refuse Facility	Reclaim-Only	$505,920	YES
Superior	U501087	STIRRAT COAL COMPANY	Mine No. 28	Reclaim-Only	$10,000	YES
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.		Reclaim-Only	$3,685,000	NO
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	Crescent No. 2 Surface Mine	Reclaim-Only	$1,350,000	YES
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	Crescent No. 2 Surface Mine	Reclaim-Only	$1,020,000	NO
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	Crescent No. 2 Surface Mine	Reclaim-Only	$95,000	NO
Twilight	S502408	INDEPENDENCE COAL COMPANY, INC.	Twilight III-A Surface Mine	Reclaim-Only	$619,200	YES
Twilight	U301695	PERFORMANCE COAL COMPANY	Feats Coal North Mine, Upper Big Branch	Reclaim-Only	$64,240	YES
Twilight	U501295	INDEPENDENCE COAL COMPANY, INC.	Twilight Chilton R Mine	Reclaim-Only	$11,658	NO
Twilight	O501496	ELK RUN COAL COMPANY, INC.	Blue Pennant / Twilight Haulroad	Reclaim-Only	$100,000	YES
Twilight	O507891	ELK RUN COAL COMPANY, INC.	Blue Pennant Coal Transfer	Reclaim-Only	$44,000	YES

11

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE NAME	SITE STATUS	BOND AMOUNT	SELF BONDED?
Twilight	U501198	ELK RUN COAL COMPANY, INC.	Black Knight II Mine	Reclaim-Only	$245,760	YES
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.	Upper Big Branch Surface Mine	Reclaim-Only	$1,100,000	YES
Twilight	S500398	INDEPENDENCE COAL COMPANY, INC.	Twilight II Surface Mine	Reclaim-Only	$5,290,000	YES
Twilight	S502396	INDEPENDENCE COAL COMPANY, INC.	Twilight MTR Surface Mine	Reclaim-Only	$12,445,000	YES
Twilight	U502196	INDEPENDENCE COAL COMPANY, INC.	Twilight Upper Cedar Grove	Reclaim-Only	$46,800	YES
Twin Star	S401197	TWIN STAR MINING, INC. - WV	Bull Creek Surface Mine No. 1	Reclaim-Only	$763,040	YES
Unassigned	P500612	INDEPENDENCE COAL COMPANY, INC.	Blue Pennant Prospect	Reclaim-Only	$5,000	YES
White Flame	S501501	WHITE FLAME ENERGY, INC.	Surface Mine No. 10	Reclaim-Only	$5,800,000	YES
White Flame	S502097	WHITE FLAME ENERGY, INC.	Surface Mine No. 9	Reclaim-Only	$774,360	YES

12

Exhibit 2
[Reclamation Funding Agreement]

RECLAMATION FUNDING AGREEMENT
THIS AGREEMENT (as it may be amended or modified from time to time, this “Reclamation Funding Agreement”) is made and entered into as of July 12, 2016, by and among: Alpha Natural Resources, Inc. (“ANR”), on behalf of itself and its debtor-affiliates (collectively with ANR, the “Debtors” or, when used in reference to such Debtors on or after the Effective Date (as defined herein), the “Reorganized Debtors”); Contura Energy, Inc. (the “Purchaser”); the Illinois Department of Natural Resources; the Kentucky Energy and Environment Cabinet, Department for Natural Resources; the United States Department of the Interior, Office of Surface Mining, Reclamation and Enforcement, in its capacity as the regulatory authority over surface mining operations in the State of Tennessee (“OSMRE”); the Virginia Department of Mines, Minerals and Energy; and the West Virginia Department of Environmental Protection (collectively, the “Regulatory Authorities” and, together with the Debtors and the Purchaser, the “Parties”).
WHEREAS, on August 3, 2015 (the “Petition Date”), the Debtors each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”), which cases are being jointly administered under case number 15-33896 (KRH) (collectively, the “Chapter 11 Cases”);
WHEREAS, on May 25, 2016, the Debtors filed the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession in the Chapter 11 Cases (as it may be modified, supplemented or amended, the “Plan”), the solicitation version of which is attached as Exhibit A to the Notice of Filing of Solicitation Versions of (A) Second Amended Joint Plan of Reorganization and (B) Related Second Amended Disclosure Statement (Docket No. 2594);
WHEREAS, the Regulatory Authorities have issued certain permits (collectively, the “Permits”) to the Debtors in connection with the Debtors’ operation and reclamation of certain mines and facilities within their respective states or commonwealths (collectively, the “States”);
WHEREAS, the Debtors entered into a transaction (the “Sale Transaction”) pursuant to that certain Asset Purchase Agreement (including all schedules and exhibits associated therewith), with the Purchaser and attached as Exhibit I.A.250 to the Plan to be entered into on or prior to the Effective Date providing for (a) the sale of certain of the Debtors’ assets to the Purchaser, (b) the assumption of certain of the Debtors’ liabilities by the Purchaser (c) the transfer of certain of the Permits (collectively, the “Transferred Permits”) to the Purchaser and (d) certain transactions necessary to effectuate the foregoing;
WHEREAS, the Debtors intend that the Reorganized Debtors will retain substantially all of the Debtors’ assets that are not sold pursuant to the Sale Transaction (collectively, the “Retained Assets”);
WHEREAS, a primary purpose of the Reorganized Debtors will be to hold and satisfy their obligations under the Permits associated with the Retained Assets (collectively, the “Retained Permits”) and to complete all reclamation requirements of the Permits associated with the Retained Assets including the management of reclamation activities at certain sites with only reclamation activities to be completed (collectively, the “Reclaim-Only Sites”);
WHEREAS, attached hereto as Exhibit 1 is a schedule identifying each of the Retained Permits associated with a Reclaim-Only Site by State;
WHEREAS, contemporaneously herewith the Debtors and the Purchaser together have entered into separate settlement agreements (collectively, the “State Settlement Agreements”) with each of the Regulatory Authorities to define the terms and framework for accomplishing mine land reclamation and associated environmental restoration and water treatment (including long term water treatment) in their respective States in accordance with the Surface Mining Control and Reclamation Act of 1977, as amended, 30 U.S.C. §§ 1201, et seq. (“SMCRA”), its state analogues and other applicable mining and environmental related statutes and regulations (collectively with SMCRA, the “Mining Laws”) on Mining Complexes operated under Permits previously issued to ANR and its subsidiaries;
WHEREAS, contemporaneously herewith the Debtors, the Purchaser and Citicorp North America, Inc. (the “First Lien Agent”) have entered into that certain Stipulation Regarding Water Treatment Obligations (the “Water Treatment Stipulation”) with the Environmental Protection Agency (“EPA”) to define the framework and funding for the fulfillment of the Reorganized Debtors’ and the Purchaser’s obligations under the EPA Consent Decree (as defined in the Water Treatment Stipulation) and the Reorganized Debtors’ other water treatment obligations;
WHEREAS, the Parties desire to enter into this Reclamation Funding Agreement to provide certain funding for the reclamation, mitigation and water treatment (including long-term water treatment) and management work to be done on the Reclaim-Only Sites; and
WHEREAS, the terms of this Reclamation Funding Agreement are incorporated into the Plan, and the Parties intend that this Reclamation Funding Agreement and the related State Settlement Agreements shall be subject to approval by the Bankruptcy Court in connection with confirmation of the Plan;
NOW THEREFORE, in consideration of the foregoing, the execution by each of the Regulatory Authorities of their respective State Settlement Agreements and of the mutual covenants hereinafter set forth, the Parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed them in the Plan. In addition to the terms defined above, the following terms have the following meanings herein:
(a)    “Effective Date” means the date upon which the Plan shall become effective in accordance with its terms.
(b)    “Free Cash Flow” means cash generated by the Reorganized Debtors in an amount equal to earnings before taxes, multiplied by an amount equal to one minus the tax rate applicable to the Reorganized Debtors, plus an add-back of all depreciation and amortization expenses, plus or minus, as

2

applicable, any decrease or increase to the Reorganized Debtors’ net working capital, minus capital expenditures, measured for any Quarterly Period.
(c)    “Funding Threshold Amount” means the funded amount of a State’s Restricted Cash Reclamation Account that is equal to 125% of the remaining Total Cost of Reclamation in that State.
(d)    “Fully Reclaim,” “Fully Reclaimed” or “Full Reclamation” means, as to any or all Retained Permits, the completion of reclamation, as provided for by the applicable Mining Laws.
(e)    “Restricted Cash Reclamation Accounts” means a separate interest bearing segregated deposit account for each of the Regulatory Authorities established pursuant to the applicable State Settlement Agreement in which account such Regulatory Authority shall hold a first priority security interest, perfected by “control” under the applicable Uniform Commercial Code.
(f)    “Total Cost of Reclamation” means the estimate of the total cost of reclamation, mitigation, the calculated net present value of the cost of water treatment for the period of time specified by the Regulatory Authority’s standards for long-term water treatment and management associated with the Reorganized Debtors’ mining operations. For the avoidance of doubt, the Reorganized Debtors’ proposed Total Cost of Reclamation for Retained Permits in each State shall be reviewed by each applicable Regulatory Authority for completeness and reasonableness of approach.
2.    Funding of the Restricted Cash Reclamation Accounts by the Purchaser.
(a)    Periodic Payments. In accordance with the allocations determined pursuant to Section 5 hereof, the Purchaser shall pay the aggregate amount of $50,000,000 into the various Restricted Cash Reclamation Accounts as follows:
(i)    $8,000,000 immediately upon the Effective Date;
(ii)    $10,000,000 on the anniversary of the Effective Date in each of 2017, 2018, and 2019; and
(iii)    $12,000,000 on the anniversary of the Effective Date in 2020.
(b)    Contingent Payment Obligation. In addition to the amounts paid pursuant to Section 2(a) hereof, and in accordance with the allocations set forth in Section 5 hereof, the Purchaser shall pay up to an aggregate amount of $50,000,000 (the “Contingent Payment Obligation Cap”) into the various Restricted Cash Reclamation Accounts as a contingent payment obligation from 2021 through 2025 (the “Contingent Payment Obligation”).

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(i)    The Purchaser shall make Contingent Payment Obligation contributions into the Restricted Cash Reclamation Accounts up to the Contingent Payment Obligation Cap only in the following circumstances:
(1)    If and to the extent that the Reorganized Debtors do not contribute $50,000,000 of Free Cash Flow into the Restricted Cash Reclamation Accounts through December 31, 2020 as set forth in Section 4(b) hereof; and
(2)    If the Reorganized Debtors make any Reorganized ANR Contingent Revenue Payment (as such term is defined in the Plan) that reduces the amount of Free Cash Flow that the Reorganized Debtors otherwise would have contributed to the Restricted Cash Reclamation Accounts had they not made such Reorganized ANR Contingent Revenue Payment, then a Contingent Payment Obligation will be payable in the amount of the difference between (A) the amount of Free Cash Flow that the Reorganized Debtors would have contributed to the Restricted Cash Reclamation Accounts had they not made such Reorganized ANR Contingent Revenue Payment and (B) the amount of Free Cash Flow actually contributed.
(ii)    For the avoidance of doubt, the Purchaser’s obligations under Section 2(b)(i) hereof shall be cumulative up to the amount of the Contingent Payment Obligation Cap.
(iii)    The Purchaser shall make any Contingent Payment Obligation contributions up to the Contingent Payment Obligation Cap according to the following schedule, solely to the extent due and payable as of the applicable payment date in accordance with Section 2(b)(i) hereof:
(1)    $10,000,000 on the anniversary of the Effective Date in each of 2021, 2022, 2023 and 2024; and
(2)    The difference between any Contingent Payment Obligation contributions made and the Contingent Payment Obligation Cap on the anniversary of the Effective Date in 2025.
(c)    Parent Guaranty. The Purchaser’s obligations under this Section 2 shall be guaranteed by its parent, if any.
3.    Limitations on Certain Transactions by the Purchaser. The Purchaser agrees that, for five years after the Effective Date, it will not sell all or substantially all of its assets unless either:

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(a)    the purchaser(s) of such assets agree(s) to assume the liabilities of the Purchaser under this Reclamation Funding Agreement; or
(b)    such liabilities are otherwise satisfied or funded.
4.    Funding of the Restricted Cash Reclamation Accounts by the Reorganized Debtors.
(a)    Periodic Payments.
(i)    In accordance with the allocations determined in accordance with Section 5 hereof, the Reorganized Debtors shall pay and deposit the aggregate amount of $109,000,000 into the various Restricted Cash Reclamation Accounts through 2025.
(ii)    Such payments shall be made in the following aggregate amounts: $5,000,000 in 2016, $10,000,000 in each of 2017 and 2018 and $12,000,000 in each year from 2019 through 2025.
(iii)    All such payments shall be made in equal monthly installments in the year in which they are due. The Reorganized Debtors shall make the first payment on or before August 31, 2016 and the remaining payments on or before the last day of each subsequent month through December 2025.
(b)    Excess Cash Flow Payments.
(i)    In addition to the amounts to be paid pursuant to Section 4(a) above, and in accordance with the allocations determined pursuant to Section 5 hereof, the Reorganized Debtors shall pay and deposit 50% of the Free Cash Flow that they generate into the Restricted Cash Reclamation Accounts. Such payments are over and above the amounts required to be paid in Section 4(a) above.
(ii)    Such payments of Free Cash Flow shall be made with respect to each State until either: (1) all Reclaim-Only sites have been Fully Reclaimed and any long-term water treatment or water management obligations in such State are fully funded and have been covered by a method approved by the regulator for the applicable State (such as a long-term water treatment trust); or (2) the Funding Threshold Amount has been reached with respect to each State, it being understood that once the Funding Threshold Amount for a State has been reached, (A) the Free Cash Flow contribution obligation to the Restricted Cash Reclamation Account for the applicable State shall be reduced to an amount necessary to maintain such Funding Threshold Amount, until such time as all Reclaim-Only Sites have been Fully Reclaimed and (B) the remaining portion of the Free Cash Flow contribution shall be deposited into the Restricted Cash Reclamation Accounts of the remaining States in accordance with the allocations determined pursuant to Section 5 hereof, as adjusted.

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(iii)    The Free Cash Flow contributions required under this Section shall be paid within 30 days after each calendar quarter end, subject to reconciliation on an annual basis.
(c)    Surety Collateral Returns.
(i)    Any collateral returned or received by the Reorganized Debtors from or with respect to any surety bond issuer that has issued bonds in only one State will be paid into the Restricted Cash Reclamation Account of that State or otherwise dealt with in accordance with any applicable agreement among the Reorganized Debtors and such State.
(ii)    To the extent any collateral returned or received by the Reorganized Debtors from or with respect to any surety bond issuer whose bonds relate to permits in multiple States, such collateral shall be contributed to the Restricted Cash Reclamation Accounts for the applicable States: (1) in proportion to the dollar amounts of the bonds versus the amount of the collateral until the amount for any such State exceeds its Funding Threshold Amount; and (2) then to the other States in accordance with the allocations set forth in Section 5 hereof, as adjusted.
(d)    In the event of a merger or sale of all or substantially all of the assets of the Reorganized Debtors, then all of the Reorganized Debtors’ obligations under Sections 4(a) above and 6(c) below shall either (i) be accelerated and paid in full on a net present value basis into the applicable Restricted Cash Reclamation Accounts or (ii) be assumed by the purchaser or surviving entity, before or at the closing of such transaction; provided, however, that the Restructuring Transactions, including, without limitation, the NewCo Asset Sale, shall not be deemed to be mergers or sales within the meaning of this Section 4(d). For the avoidance of doubt, nothing in this Section 4(d) shall:
(i)    limit or interfere with any Regulatory Authority’s exercise of discretion with respect to approving any permit transfer or other required regulatory approval; or
(ii)    alter or affect the obligations of the Reorganized Debtors or any of their successors or assigns, as the case may be, to perform or complete reclamation, mitigation and water treatment of all of its or their respective permitted sites in accordance with any applicable law, consent decree or other agreement.
5.    Allocation of Periodic Contributions.
(a)    Periodic contributions required under Sections 2 and 4 (collectively, the “Periodic Contributions”) shall be allocated to the applicable States as set forth in this Section 5.
(b)    For the years 2016 through 2018, the Periodic Contributions shall be allocated among the various Restricted Cash Reclamation Accounts based upon the

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Debtors’ current relative asset retirement obligations in each State, as follows: 83% for West Virginia; 11.25% for Kentucky; 4% for Virginia; 1% for Illinois; and 0.75% for Tennessee.
(c)    Within 90 days of the Effective Date, the Reorganized Debtors shall begin an evaluation of all of their Permits and shall develop a Total Cost of Reclamation for each State. Such evaluation may be the same as any asset retirement obligation analysis previously undertaken by the Debtors. A preliminary Total Cost of Reclamation for each State shall be developed by July 1, 2017 and provided to each of the States at that time for their review and comment. A final Total Cost of Reclamation shall be provided to each of the States for their review and comment by July 1, 2018.
(d)    The allocation of Periodic Contributions to the Restricted Cash Reclamation Accounts shall be reassessed and adjusted bi-annually beginning on January 1, 2019 based upon the Total Cost of Reclamation in each of the States as of July 1, 2018, and the Periodic Contributions required under Sections 2 and 4 shall be made to the various Restricted Cash Reclamation Accounts in accordance with such adjusted allocations.
(e)    In the event that the Regulatory Authorities are unable to agree on adjusted allocations based upon the Total Cost of Reclamation, the allocations in Section 5(b) above shall continue to apply.
(f)    With respect to Tennessee, once the Reclamation Trust (as defined in the State Settlement Agreement for Tennessee) is established, any funds in Tennessee’s Restricted Cash Reclamation Account, as well as future periodic contributions to such account, shall be paid into the Reclamation Trust.

6.	Funding of the Reorganized Debtors’ Water Treatment Obligations Pursuant to the Water Treatment Stipulation
(a)    Pursuant to the Water Treatment Stipulation, the Reorganized Debtors will provide EPA and the Regulatory Authorities for the States in which their water treatment occurs (i) an annual summary of the expenditures on their water treatment for the previous year, (ii) an explanation of any material deviance (greater than 20%) in such expenditures from the prior year and (iii) a certification of a senior executive officer that an amount sufficient to cover the water treatment costs expected to occur in the following year has been included in the budget for that year. In addition, the Reorganized Debtors will provide EPA with copies of any budgets delivered to the Regulatory Authorities in accordance with the terms of the State Settlement Agreements.
(b)    The First Lien Lender Contribution
(i)    Pursuant to the Water Treatment Stipulation, on the Effective Date, the Reorganized Debtors, with the consent of the First Lien Lenders, shall pay from the First Lien Lenders’ collateral an additional $5 million to support the

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Reorganized Debtors’ compliance with their water treatment obligations (the “First Lien Lender Contribution”).
(ii)    The First Lien Lender Contribution will be allocated equally among the States to be used for water treatment and other approved projects to improve water quality.
(iii)    On or prior to the Effective Date, the Reorganized Debtors shall create either of the following accounts (in either case, a “Water Treatment Restricted Cash Account”) with respect to each State to receive such State’s share of the First Lien Lender Contribution: (1) a segregated subaccount within the each State’s Restricted Cash Reclamation Account (as defined in the applicable State Settlement Agreement); or (2) a separate segregated restricted cash account. With respect to Tennessee, once the Water Treatment Trust (as defined in the State Settlement Agreement for Tennessee) is established, any funds in Tennessee’s Water Treatment Restricted Cash Account, as well as future periodic contributions to such account, shall be placed into the Tennessee Water Treatment Trust until the trust is fully funded as determined by OSMRE.
(c)    The Reorganized Debtor Contribution
(i)    Pursuant to the Water Treatment Stipulation, the Reorganized Debtors shall contribute $15 million into the Water Treatment Restricted Cash Accounts from 2017 through 2023 (the “Reorganized Debtor Contribution”) to fund compliance with their water treatment obligations, including their obligations under the EPA Consent Decree.
(ii)    The Reorganized Debtor Contribution shall be paid in the following annual total amounts in equal quarterly installments on the first day of each calendar quarter beginning on July 1, 2017:

YEAR	PAYMENT DATES	AGGREGATE ANNUAL PAYMENT AMOUNT
2017	July 1, October 1	$1,000,000
2018	January 1, April 1, July 1, October 1	$1,500,000
2019	January 1, April 1, July 1, October 1	$2,500,000
2020	January 1, April 1, July 1, October 1	$2,500,000
2021	January 1, April 1, July 1, October 1	$2,500,000
2022	January 1, April 1, July 1, October 1	$2,500,000
2023	January 1, April 1, July 1, October 1	$2,500,000
Total		$15,000,000

(iii)    The Reorganized Debtor Contribution for 2017 shall be divided equally among the States. Thereafter, (x) the Reorganized Debtors shall provide

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20% of the Aggregate Annual Payment Amount to the Tennessee Water Treatment Trust (as defined in the Water Treatment Stipulation) until such requirement is terminated pursuant to subparagraph (iv) below and (y) the remainder of the annual Reorganized Debtor Contribution shall be divided among the other States according to the percentage of actual expenditures on water treatment in each State; provided that, each State shall receive a minimum of at least $25,000 each year. The Reorganized Debtors will track their spending on water treatment in each State and submit a report to the applicable Regulatory Authority and EPA by September 30 of each year detailing such expenditures for the period from July 1 to June 30 of the previous year.
(iv)    Once the Tennessee Water Treatment Trust has been fully funded in accordance with its terms, subsequent Reorganized Debtor Contribution amounts shall be allocated among the other States in accordance with Section 6(c)(iii)(y) hereof.
(d)    The Reorganized Debtors will cooperate and work in good faith with each Regulatory Authority to develop the minimum balance (the “Minimum Balance”) that will be maintained in the Water Treatment Restricted Cash Account for that State. The Minimum Balance may be adjusted by agreement between the Reorganized Debtors and the applicable Regulatory Authority on an annual basis; provided that, nothing herein requires the Reorganized Debtors to designate more than $1,000,000 as the aggregate amount of Minimum Balances among the Water Treatment Restricted Cash Accounts in 2016. The Reorganized Debtors shall provide EPA with a copy of the written agreement that establishes the Minimum Balance for each State.
(e)    Funds in the Water Treatment Restricted Cash Accounts that are in excess of the Minimum Balance established for that account may be utilized to pay for water treatment expenses, water treatment system installations and reclamation activities that benefit water quality. The use of funds for water treatment expenses, including, without limitation, funds expended on chemicals, utilities, pond cleaning and maintenance of structures and systems, shall be included in the Semi-Annual Budget (as defined in the State Settlement Agreements) provided to the Regulatory Authority and EPA but shall not require the prior approval of the applicable Regulatory Agency or EPA. Any use of funds to install water treatment systems or to conduct reclamation activities that will benefit water quality shall be subject to the budgeting and approval provisions of the State Settlement Agreements. EPA and the applicable Regulatory Authority shall have the right to audit all expenditures from the Water Treatment Restricted Cash Accounts.
(f)    For the avoidance of doubt, the funding to be provided to the Water Treatment Restricted Cash Accounts pursuant to the Water Treatment Stipulation or to the Restricted Cash Reclamation Accounts pursuant to this Reclamation Funding Agreement shall be used solely to fund the Reorganized Debtors’ obligations thereunder and shall not be used to assist or subsidize the Purchaser’s compliance.
7.    Conditions to Effectiveness. The following shall be conditions to the effectiveness of this Reclamation Funding Agreement:

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(a)    The Debtors and the Purchaser shall have executed a State Settlement Agreement with the applicable Regulatory Authority with respect to each State;
(b)    This Reclamation Funding Agreement, the Water Treatment Stipulation and the State Settlement Agreements shall have been approved by the Bankruptcy Court pursuant to the order confirming the Plan;
(c)    The Plan, as it may be amended consistent with the terms of this Reclamation Funding Agreement and the State Settlement Agreements, shall be confirmed on or before July 15, 2016;
(d)    The Effective Date shall occur on or before July 31, 2016;
(e)    There shall be no material adverse changes to the terms of the settlements by and among the Debtors, the First-Lien Lenders, the Second-Lien Lenders and the Unsecured Creditors Committee as filed with the Bankruptcy Court prior to May 25, 2016;
(f)    There shall be no material adverse changes to the terms of the solicitation version of the Plan filed on June 2, 2016; and
(g)    There shall be no material adverse changes to the business plan and projections of the Purchaser or the Reorganized Debtors filed with the Bankruptcy Court prior to May 25, 2016 or the business or operations of the Purchaser or the Reorganized Debtors, taken as a whole.
8.    Reclamation Funding Agreement and the Plan. In the event of a conflict between the terms of this Reclamation Funding Agreement and the Plan, this Reclamation Funding Agreement shall control.
9.    Covenants, Cooperation and Good Faith Efforts. The Parties agree to cooperate and work in good faith with each other to obtain a consensus as to the Total Cost of Reclamation and the allocation of Periodic Contributions as set forth in Section 5 hereof.
10.    Successors and Assigns. The provisions of this Reclamation Funding Agreement shall be binding on the Parties and their successors and assigns, including any trustee appointed under the Bankruptcy Code, and shall inure to the benefit of the Parties and their successors and assigns.
11.    Entire Agreement. This Reclamation Funding Agreement, together with the State Settlement Agreements with respect to each State, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and there are no representations, understandings, or agreements relative hereto which are not fully expressed herein.
12.    Authority and Validity. Each non-governmental Party otherwise represents, warrants and acknowledges represents, warrants and acknowledges, as of the Effective Date and, in the case of the Debtors, subject to approval by the Bankruptcy Court, that: (a) it has all the

10

requisite authority (i) to execute and deliver this Reclamation Funding Agreement, and the other documents and instruments contemplated hereby, to which it is contemplated to be a party, (ii) to perform its obligations under this Reclamation Funding Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and (iii) to consummate the transactions contemplated herein and therein; (b) the execution, delivery and performance by it of this Reclamation Funding Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action, and no other action or proceeding is necessary to authorize and approve this Reclamation Funding Agreement or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein; (c) this Reclamation Funding Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this Reclamation Funding Agreement; and (d) the execution, delivery and performance by it (when such performance is due) of this Reclamation Funding Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party. With respect to the Regulatory Authorities, the undersigned represents and warrants that he/she has authority to enter into this Reclamation Funding Agreement.
13.    No Reliance. Each Party represents and warrants that in entering into this Reclamation Funding Agreement it is relying on its own judgment, belief and knowledge and, as applicable, on that of any attorney it has retained to represent it in this matter. In entering into this Reclamation Funding Agreement, no Party is relying on any representation or statement made by any other Party or any person representing such other Party.
14.    Modification or Amendment. This Reclamation Funding Agreement may be modified or amended only by written agreement executed by each of the Parties.
15.    Further Assurances. From and after the Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Reclamation Funding Agreement, and to consummate the transactions contemplated hereby and thereby.
16.    Construction. This Reclamation Funding Agreement has been drafted through a cooperative effort of all Parties, and none of the Parties shall be considered the drafter of this Reclamation Funding Agreement so as to give rise to any presumption of convention regarding construction of this document. All terms of this Reclamation Funding Agreement were negotiated at arms’-length, and this Reclamation Funding Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other.

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17.    Headings. Titles and headings in this Reclamation Funding Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Reclamation Funding Agreement.
18.    Execution in Counterpart. This Reclamation Funding Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties to this Reclamation Funding Agreement may be transmitted by facsimile or by electronic mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.
19.    Severability. If any provision of this Reclamation Funding Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.
(Remainder of Page Intentionally Blank; Signatures to Follow)

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IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES
/s/ Mark M. Manno
By: Mark M. Manno Its: EVP, General Counsel, CPO & Secretary	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By: Its:	By: Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By: Its:	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT
/s/ John DeGroote
By: John DeGroote Its: President and Secretary	By: Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By: Its:	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By: Its:	By: Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY
/s/ Kristin A. Boggs
By: Kristin A. Boggs Its: General Counsel	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By: Its:	By: Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By: Its:	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES
/s/ James Hafliger
By: James Hafliger Its: Office of Mines and Minerals Director

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By: Its:	By: Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By: Its:	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT
/s/ Joseph G. Pizarchik
By: Its:	By: Joseph G. Pizarchik Its: Director

WEST VIRGINIA DEPARTMENT OF ENVIRONMENT AL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By: Its:	By: Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By: Its:	By: Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By: Its:	By: Its:

VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY
/s/ John Warren
By: Its:	By: John Warren Its: Director

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By: Its:

Exhibit 1
[Schedule of Retained Permits]

RETAINED PERMITS FOR RECLAIM-ONLY SITE STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	S501596	BANDMILL COAL CORPORATION	WV
Bandmill	S502393	BANDMILL COAL CORPORATION	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S500194	HIGHLAND MINING COMPANY	WV
Bandmill	S500201	HIGHLAND MINING COMPANY	WV
Bandmill	S501796	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV
Bandmill	S505389	HIGHLAND MINING COMPANY	WV
Bandmill	S505489	HIGHLAND MINING COMPANY	WV
Bandmill	WV1016938	HIGHLAND MINING COMPANY	WV
Bandmill	S504189	HIGHLAND MINING COMPANY	WV
Bandmill	O3785	TRACE CREEK COAL COMPANY	WV
Bandmill	O3785	TRACE CREEK COAL COMPANY	WV
Bandmill	O504286	TRACE CREEK COAL COMPANY	WV
Band mill	O504691	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	S504186	TRACE CREEK COAL COMPANY	WV
Bandmill	S506288	TRACE CREEK COAL COMPANY	WV
Bandmill	S505389	ALEX ENERGY, INC.	WV
Bandmill	D001982	ARACOMA COAL COMPANY, INC.	WV
Bandmill	U500500	ARACOMA COAL COMPANY, INC.	WV
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	O005082	BANDMILL COAL CORPORATION	WV
Bandmill	S502100	BANDMILL COAL CORPORATION	WV
Bandmill	S502100	BANDMILL COAL CORPORATION	WV
Bandmill	S501596	BANDMILL COAL CORPORATION	WV
Bandmill	U021383	BANDMILL COAL CORPORATION	WV
Bandmill	O501104	HIGHLAND MINING COMPANY	WV
Bandmill	P501114	HIGHLAND MINING COMPANY	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S500194	HIGHLAND MINING COMPANY	WV
Bandmill	S500201	HIGHLAND MINING COMPANY	WV
Bandmill	S501796	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV
Bandmill	S503408	HIGHLAND MINING COMPANY	WV
Bandmill	S504189	HIGHLAND MINING COMPANY	WV
Bandmill	S508486	HIGHLAND MINING COMPANY	WV
Bandmill	U009283	RUM CREEK COAL SALES, INC.	WV
Bandmill	S500104	RUM CREEK COAL SALES, INC.	WV
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	WV

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503897	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O002685	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O500788	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O502386	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O504191	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O505088	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S401395	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S504988	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U500498	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U500590	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503592	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503792	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U504491	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S400400	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S501307	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S502099	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S501608	PREMIUM ENERGY, LLC	WV
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	WV
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	WV
Cucumber	U007584	RIVERSIDE ENERGY COMPANY, LLC	WV
Cucumber	U402387	RIVERSIDE ENERGY COMPANY, LLC	WV
Delbarton	P502112	DELBARTON MINING COMPANY	WV
Elk Run	O506086	EAGLE ENERGY INC.	WV
Elk Run	O004383	EAGLE ENERGY INC.	WV
Elk Run	Prospect	ELK RUN COAL COMPANY, INC.	WV
Elk Run	U066300	ELK RUN COAL COMPANY, INC.	WV
Elk Run	P502213	PERFORMANCE COAL COMPANY	WV
Elk Run	P300114	PERFORMANCE COAL COMPANY	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H052900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H056200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U062000	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	O200301	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	O200787	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S102690	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S200205	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200401	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200493	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200593	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200609	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P052600	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P201414	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P202014	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	R062000	BROOKS RUN MINING COMPANY, LLC	WV

2

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Erbacon	S007185	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U051600	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U102691	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201000	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201005	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201105	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201400	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201689	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	UO35900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D000782	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D011082	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	I048200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P203507	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S200310	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S200487	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U051200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201498	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U307186	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D004781	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H047100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U101991	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200105	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D011382	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	R067300	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	O100898	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100893	KINGWOOD MINING COMPANY, LLC	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	U301799	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	U301406	MARFORK COAL COMPANY, INC.	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	P064200	GREEN VALLEY COAL COMPANY	WV
Green Valley	U005985	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	R067100	GREEN VALLEY COAL COMPANY	WV
Green Valley	U306686	GREEN VALLEY COAL COMPANY	WV

3

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Green Valley	H035600	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O008683	GREEN VALLEY COAL COMPANY	WV
Green Valley	O008683	GREEN VALLEY COAL COMPANY	WV
Green Valley	R069000	GREEN VALLEY COAL COMPANY	WV
Green Valley	R070700	GREEN VALLEY COAL COMPANY	WV
Green Valley	R070700	GREEN VALLEY COAL COMPANY	WV
Green Valley	U005985	GREEN VALLEY COAL COMPANY	WV
Green Valley	U300409	GREEN VALLEY COAL COMPANY	WV
Green Valley	U302912	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U301407	GREEN VALLEY COAL COMPANY	WV
Inman Admiral	D010182	BLACK CASTLE MINING COMPANY	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S601189	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S501400	INDEPENDENCE COAL COMPANY, INC.	WV
Inman Admiral	O509588	OMAR MINING COMPANY	WV
Inman Admiral	S007076	OMAR MINING COMPANY	WV
Inman Admiral	U040300	OMAR MINING COMPANY	WV
Kepler	R063000	DUCHESS COAL COMPANY	WV
Kepler	D006982	BIG BEAR MINING COMPANY	WV
Kepler	O010783	BIG BEAR MINING COMPANY	WV
Kepler	O017483	BIG BEAR MINING COMPANY	WV
Kepler	U058900	BIG BEAR MINING COMPANY	WV
Kepler	O005983	HERNDON PROCESSING COMPANY, LLC	WV
Kepler	O007882	HERNDON PROCESSING COMPANY, LLC	WV
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WV
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WV
Kepler	S400896	PAYNTER BRANCH MINING, INC.	WV
Kepler	S401298	PAYNTER BRANCH MINING, INC.	WV
Kepler	U503496	PIONEER MINING, INC.	WV
Kepler	U503596	PIONEER MINING, INC.	WV
Kepler	NPDES WV 1012207	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U047100	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U402195	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400196	RIVERSIDE ENERGY COMPANY, LLC	WV

4

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Kepler	U400295	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400595	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400695	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400697	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400901	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401100	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401300	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401497	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401200	RIVERSIDE ENERGY COMPANY, LLC	WV
Kingston	P300115	KINGSTON MINING, INC.	WV
Kingston		KINGSTON MINING, INC.	WV
Kingston	P301012	KINGSTON RESOURCES, INC.	WV
Kingston	P301413	KINGSTON RESOURCES, INC.	WV
Kingston	Prospect No. 9	KINGSTON RESOURCES, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501887	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	O501992	OMAR MINING COMPANY	WV
Liberty	U002685	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	O501106	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500594	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501398	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U502191	OMAR MINING COMPANY	WV
Liberty	U501892	OMAR MINING COMPANY	WV
Litwar	P402708	BROOKS RUN MINING COMPANY, LLC	WV
Litwar	O011783	LITWAR PROCESSING COMPANY, LLC	WV
Litwar	O007583	LITWAR PROCESSING COMPANY, LLC	WV
Litwar	P300514	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	U400102	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	O014483	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	O014883	RIVERSIDE ENERGY COMPANY, LLC	WV
Mammoth	P302013	ALEX ENERGY, INC.	WV
Mammoth	P303212	ALEX ENERGY, INC.	WV
Mammoth	P304412	ALEX ENERGY, INC.	WV
Mammoth	S004577	JACKS BRANCH COAL COMPANY	WV
Mammoth	S007085	JACKS BRANCH COAL COMPANY	WV
Mammoth	S008379	JACKS BRANCH COAL COMPANY	WV

5

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Mammoth	S301491	JACKS BRANCH COAL COMPANY	WV
Mammoth	S303790	JACKS BRANCH COAL COMPANY	WV
Mammoth	S600886	JACKS BRANCH COAL COMPANY	WV
Mammoth	U005584	JACKS BRANCH COAL COMPANY	WV
Mammoth	U300990	JACKS BRANCH COAL COMPANY	WV
Mammoth	U302200	JACKS BRANCH COAL COMPANY	WV
Mammoth	U601889	JACKS BRANCH COAL COMPANY	WV
Mammoth	S000684	JACKS BRANCH COAL COMPANY	WV
Mammoth	S007885	JACKS BRANCH COAL COMPANY	WV
Mammoth	S008883	JACKS BRANCH COAL COMPANY	WV
Mammoth	Z000481	JACKS BRANCH COAL COMPANY	WV
Mammoth	U045400	JACKS BRANCH COAL COMPANY	WV
Mammoth	U301500	JACKS BRANCH COAL COMPANY	WV
Mammoth	E010300	KANAWHA ENERGY COMPANY	WV
Mammoth	E011000	KANAWHA ENERGY COMPANY	WV
Mammoth	O304391	KANAWHA ENERGY COMPANY	WV
Mammoth	P071300	KANAWHA ENERGY COMPANY	WV
Mammoth	P303611	KANAWHA ENERGY COMPANY	WV
Mammoth	R064900	KANAWHA ENERGY COMPANY	WV
Mammoth	S300691	KANAWHA ENERGY COMPANY	WV
Mammoth	S304589	KANAWHA ENERGY COMPANY	WV
Mammoth	S600988	KANAWHA ENERGY COMPANY	WV
Mammoth	S602389	KANAWHA ENERGY COMPANY	WV
Mammoth	U300904	KANAWHA ENERGY COMPANY	WV
Mammoth	U301290	KANAWHA ENERGY COMPANY	WV
Mammoth	P300205	KANAWHA ENERGY COMPANY	WV
Mammoth	P301111	KANAWHA ENERGY COMPANY	WV
Mammoth	P303310	KANAWHA ENERGY COMPANY	WV
Mammoth	P303511	KANAWHA ENERGY COMPANY	WV
Mammoth	S303390	KANAWHA ENERGY COMPANY	WV
Mammoth	O301907	KANAWHA ENERGY COMPANY	WV
Mammoth	U300504	KANAWHA ENERGY COMPANY	WV
Mammoth	U300896	KANAWHA ENERGY COMPANY	WV
Mammoth	U302099	KANAWHA ENERGY COMPANY	WV
Marfork		BOONE EAST DEVELOPMENT CO.	WV
Marfork	P300515	MARFORK COAL COMPANY, INC.	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	D004081	CLEAR FORK COAL COMPANY	WV
Marfork	S014278	CLEAR FORK COAL COMPANY	WV
Marfork	U008383	CLEAR FORK COAL COMPANY	WV
Marfork	U013000	CLEAR FORK COAL COMPANY	WV
Marfork	P500213	ELK RUN COAL COMPANY, INC.	WV
Marfork	P300415	KINGSTON MINING, INC.	WV
Marfork	P301513	MARFORK COAL COMPANY, INC.	WV

6

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Marfork	Pending	MARFORK COAL COMPANY, INC.	WV
Marfork	U301394	MARFORK COAL COMPANY, INC.	WV
Marfork	P301011	MARFORK COAL COMPANY, INC.	WV
Marfork	S300809	MARFORK COAL COMPANY, INC.	WV
Marfork	E003800	PERFORMANCE COAL COMPANY	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	S011977	PIONEER FUEL CORPORATION	WV
Marfork	S400596	PIONEER FUEL CORPORATION	WV
Marfork	S401595	PIONEER FUEL CORPORATION	WV
Marfork	O400708	PIONEER FUEL CORPORATION	WV
Martin County	E001700	GREYEAGLE COAL COMPANY	WV
Martin County	O013983	GREYEAGLE COAL COMPANY	WV
Nicholas	S005185	ALEX ENERGY, INC.	WV
Nicholas	S300199	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300702	ALEX ENERGY, INC.	WV
Nicholas	S300706	ALEX ENERGY, INC.	WV
Nicholas	S301391	ALEX ENERGY, INC.	WV
Nicholas	S301405	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	S006385	ALEX ENERGY, INC.	WV
Nicholas	U302494	POWER MOUNTAIN COAL COMPANY	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300702	ALEX ENERGY, INC.	WV
Nicholas	S300706	ALEX ENERGY, INC.	WV
Nicholas	S300907	ALEX ENERGY, INC.	WV
Nicholas	S301391	ALEX ENERGY, INC.	WV
Nicholas	S301405	ALEX ENERGY, INC.	WV
Nicholas	S302003	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	S301192	ALEX ENERGY, INC.	WV
Nicholas	S301806	ALEX ENERGY, INC.	WV
Nicholas	H015500	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O002184	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O004183	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300293	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300589	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O301286	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O302093	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	S300590	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U300489	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U302194	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O010983	PEERLESS EAGLE COAL COMPANY	WV

7

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Nicholas	S008776	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U026900	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U045800	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U065700	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U067600	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300895	POWER MOUNTAIN COAL COMPANY	WV
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	WV
Rawl	D003181	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O507892	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U066700	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U507192	RAWL SALES & PROCESSING COMPANY	WV
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O504989	RAWL SALES & PROCESSING COMPANY	WV
Rawl	P057200	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	WV
Rockspring	Prospect	LAUREL CREEK CO., INC.	WV
Rockspring	U500601	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U507292	ARACOMA COAL COMPANY, INC.	WV
Rockspring	S504689	ARACOMA COAL COMPANY, INC.	WV
Rockspring	O501090	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U507692	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U500304	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U501091	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U502006	ARACOMA COAL COMPANY, INC.	WV
Rockspring	O505491	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	U002584	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	P501014	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	Pending	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	O503290	ROCKSPRING DEVELOPMENT, INC.	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	U502398	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U501100	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC	WV

8

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC	WV
Superior	U502398	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U501100	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	U501087	STIRRAT COAL COMPANY	WV
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502408	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	U301695	PERFORMANCE COAL COMPANY	WV
Twilight	U501295	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	O501496	ELK RUN COAL COMPANY, INC.	WV
Twilight	O507891	ELK RUN COAL COMPANY, INC.	WV
Twilight	U501198	ELK RUN COAL COMPANY, INC.	WV
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S500398	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502396	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	U502196	INDEPENDENCE COAL COMPANY, INC.	WV
Twin Star	S401197	TWIN STAR MINING, INC. - WV	WV
Unassigned	P500612	INDEPENDENCE COAL COMPANY, INC.	WV
White Flame	S501501	WHITE FLAME ENERGY, INC.	WV
White Flame	S502097	WHITE FLAME ENERGY, INC.	WV
Wabash	39	WABASH MINE HOLDING COMPANY	IL
Wabash	276	WABASH MINE HOLDING COMPANY	IL
Wabash	290	WABASH MINE HOLDING COMPANY	IL
Wabash	158	WABASH MINE HOLDING COMPANY	IL
Wabash	Prospect	WABASH MINE HOLDING COMPANY	IL
Wabash	298	WABASH MINE HOLDING COMPANY	IL
Coalgood	8480322	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8480324	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8480325	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8485533	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487037	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487038	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487039	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8488083	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8488084	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8489031	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8489032	HARLAN RECLAMATION SERVICES LLC	KY
Martin County	6805012	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8800014	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8800062	MARTIN COUNTY COAL CORPORATION	KY

9

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Martin County	8800207	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805179	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805182	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805188	PETER CAVE MINING COMPANY	KY
Martin County	8805189	PETER CAVE MINING COMPANY	KY
Martin County	8805190	PETER CAVE MINING COMPANY	KY
Martin County	8807000	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8807002	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808008	PETER CAVE MINING COMPANY	KY
Martin County	8808015	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808016	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808017	PETER CAVE MINING COMPANY	KY
Roxana	8675269	ENTERPRISE MINING COMPANY, LLC	KY
Sidney	2985329	ISLAND CREEK COAL COMPANY	KY
Sidney	2985332	ISLAND CREEK COAL COMPANY	KY
Sidney	8365601	BELFRY COAL CORPORATION	KY
Sidney	8585079	BELFRY COAL CORPORATION	KY
Sidney	8980573	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984146	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984399	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984400	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984424	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984430	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8985167	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985736	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985742	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985977	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985986	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987025	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987094	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8988168	LONG FORK COAL COMPANY	KY
Sidney	8988170	SIDNEY COAL COMPANY, INC.	KY
Sidney	8989156	SIDNEY COAL COMPANY, INC.	KY
Sidney	8989159	LONG FORK COAL COMPANY	KY
Coalgood	8485532	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8485535	HARLAN RECLAMATION SERVICES LLC	KY
Marnti County	8805187	MARTIN COUNTY COAL CORPORATION	KY
Roxana	8675272	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675279	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675280	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675282	ENTERPRISE MINING COMPANY, LLC	KY
Sidney	8984029	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984194	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984431	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8984433	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8984434	ROAD FORK DEVELOPMENT COMPANY,	KY

10

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Sidney	8984435	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8984436	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8984496	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985739	SIDNEY COAL COMPANY, INC.	KY
Martin County	8805175	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805186	MARTIN COUNTY COAL CORPORATION	KY
Sidney	8980835	SIDNEY COAL COMPANY, INC.	KY
Sidney	8980932	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984095	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987082	SIDNEY COAL COMPANY, INC.	KY
Coalgood	8485536	HARLAN RECLAMATION SERVICES LLC	KY
Martin County	8800215	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805147	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805180	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8807001	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808010	MARTIN COUNTY COAL CORPORATION	KY
Rawl	8984439	NEW RIDGE MINING COMPANY	KY
Roxana	8675268	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675278	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675283	ENTERPRISE MINING COMPANY, LLC	KY
Sidney	4985319	ISLAND CREEK COAL COMPANY	KY
Sidney	6985333	ISLAND CREEK COAL COMPANY	KY
Sidney	8980639	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8980914	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8980915	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8980947	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984223	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984418	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984432	ROAD FORK DEVELOPMENT COMPANY,	KY
Sidney	8984437	LONG FORK COAL COMPANY	KY
Sidney	8985579	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985646	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985647	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985649	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985735	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985745	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985746	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985751	SIDNEY COAL COMPANY, INC.	KY
Sidney	8989160	NEW RIDGE MINING COMPANY	KY
Twin Star	1101960	TWIN STAR MINING, INC.	VA
Twin Star	1101961	TWIN STAR MINING, INC.	VA
Twin Star	1101966	TWIN STAR MINING, INC.	VA
Twin Star	1101967	TWIN STAR MINING, INC.	VA
Twin Star	1101968	TWIN STAR MINING, INC.	VA
Twin Star	1101981	TWIN STAR MINING, INC.	VA
Twin Star	1201969	TWIN STAR MINING, INC.	VA

11

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Twin Star	1201970	TWIN STAR MINING, INC.	VA
Twin Star	1201973	TWIN STAR MINING, INC.	VA
Twin Star	1301956	TWIN STAR MINING, INC.	VA
Twin Star	1301962	TWIN STAR MINING, INC.	VA
Twin Star	1801971	TWIN STAR MINING, INC.	VA
TCC	2475	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2904	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2885	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2664	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2957	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2982	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2725	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2710	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2882297	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82144	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2282293	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82201	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82077	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2883130	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2283116	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82191	TENNESSEE CONSOLIDATED COAL CO.	TN

12

Exhibit 3
[Self-Bond Corporate Guarantee]

SELF-BOND CORPORATE GUARANTEE
WITNESSETH
SB-4    Revised 3/98
Self-Bond No. DMR2010-01-01
WHEREAS,   Alpha Natural Resources, Inc   (hereinafter referred to as Guarantor) owns or controls   Alpha Natural Resources, Inc.   (hereinafter referred to as Operator
WHEREAS, Guarantor satisfies the financial requirements and criteria set by the Code of West Virginia, Chapter 22, Article 3, and the rules and regulations promulgated thereunder;
WHEREAS, Operator has requested and desires to place with the State of West Virginia Department of Environmental Protection (hereinafter referred to as WVDEP) its self-bond to secure reclamation obligations;
WHEREAS, Guarantor desires to guarantee the funds pledged under Operator’s self-bond;
WHEREAS, Guarantor has the fall authority under the laws of the State of Delaware, under which it is incorporated, its articles of incorporation and by-laws to enter into this guarantee;
WHEREAS, Guarantor has full approval from its Board of Directors to enter into this guarantee;
WHEREAS, it is in the best interests of Guarantor, in the legitimate furtherance of its purposes and business, to enter into this guarantee;
WHEREAS, the Director of the WVDEP, pursuant to Chapter 22, Article 3, and the rules and regulations promulgated thereunder, has the legal authority to administer the bonding requirements for mine operations in the State of West Virginia.

I.
NOW, for value received, and in consideration of the approval and execution of Self-Bond No.     DMR2010-01-01    , Guarantor, a corporation created and existing under the laws of the State of West Virginia, their successors and assigns, jointly and severally, do hereby covenant, guarantee, promise and agree to make prompt payment upon demand of the full amount, or portions thereof, of the self-bond of Operator, on the terms and conditions described herein, said payment of monies to be used for the reclamation of all lands affected under permits in accordance with the provisions and requirements of the rules and regulations and any amendments thereto, with applicable federal laws and regulations, and the Self-Bond” No. DMR2010-01-01 terms and conditions of the permits. This guarantee covers any and all demands, liabilities, charges, and expenses of whatsoever kind or nature, which WVDEP may at any time sustain or incur by reason of or in consequence of having accepted the self-bond of Operator, including all litigation costs and all administrative costs reasonably incurred by WVDEP in any successful effort to enforce obligations and requirements of the Operator with respect to the operation or activity that is bonded.

II.
This Corporate Guarantee is a continuing guarantee and is to be in full force and effect until all of the terms of Operator’s self-bond have been satisfactorily performed or otherwise discharged to the satisfaction of WVDEP.

III.	Guarantor hereby fully consents to the following, any of which shall not affect nor change or discharge the obligations of this guarantee:

A.
Any renewals, revisions, modifications to the terms of the self-bond, including increases or decreases in the dollar amount of the bond, or the lands to which it applies, in accordance with the requirements of Chapter 22, Article 3, and the rules and regulations promulgated thereunder.

B.	Any extension of time for performance of the whole or any part of the conditions of the self-bond.

C.	Any changes, revisions, modifications or renewals to the terms of the permits, including the mining and reclamation plans contained therein.

IV.	Guarantor expressly waives the following:

A.	Notice of the acceptance of this Corporate Guarantee by WVDEP.

B.	Notice of renewals, revisions, modifications to the self-bond.

C.	Notice of changes, revisions, modifications or renewals of the terms of the permits of the Operator.

D.	Notice of any extensions of time for performance of the whole or any part of the condition of the self-bond.
Self-Bond No.   DMR2010-0l-01

E.	Notice of bond forfeiture proceedings, notice of any demand for payment of self-bond; or any dishonor thereof.

F.	All other notices to which Guarantor might otherwise be entitled in connection with this Corporate Guarantee or the obligation hereby guaranteed.

G.	The institution of any civil actions or the exhaustion of legal remedies against the Operator as a condition to enforcement of this Corporate Guarantee.

H.	It is understood that any notice provided by the United States of America to the Guarantor shall not constitute a release or modification of the above waivers.

V.	This Corporate Guarantee is subject to the following conditions, to-wit:

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A.	Any demand for funds shall be accompanied by a signed statement that the WVDEP has forfeited, in whole or in part, the self-bond, and one copy of the order of forfeiture is attached.

B.	This Corporate Guarantee shall be limited in amount as follows:

(1)	Reclamation costs: the indebtedness reflected by the approved self bond existing at the time of bond forfeiture by WVDEP.

(2)
Litigation and administrative costs: the actual amount of such costs reasonably incurred in any successful effort to enforce requirements and obligations of the Operator and/or the obligations of the Guarantor under this agreement. Litigation and administrative costs shall not be limited by the indebtedness reflected by the approved self-bond.

C.
If the Operator fails to complete the reclamation as required by Chapter 22, Article 3 and any amendments thereto, and the terms and conditions of the permit, the Guarantor shall be required to complete the approved reclamation plan for the lands in default or to pay to WVDEP the amount in full necessary to complete the approved reclamation plan, not to exceed the bond amount, within ·ten (10) business days after receipt of WVDEP

Self-Bond No.   DMR2010-01-01
demand for payment. Guarantor hereby agrees that demands for payment may be based and are payable on projections of costs or their actual accrual and that liability for payment shall not be contingent on the costs having been presently sustained. If permitted under State Law, the Indemnity Agreement when under forfeiture shall operate as a judgment against those parties liable under the Indemnity Agreement.

D.
This Corporate Guarantee may be canceled only upon notice of said cancellation being sent to the Operator and WVDEP at least ninety (90) days in advance of the proposed cancellation date and then only upon acceptance of the cancellation by WVDEP. The cancellation shall be accepted by WVDEP if the Operator obtains a suitable replacement bond before the proposed cancellation date or if the lands for which the selfbond, or portion thereof, was accepted have not and will not be disturbed under the terms of the permit, or the self-bond has been released in accordance with the provisions of Chapter 22, Article 3 and the rules and regulations promulgated thereunder.

VI.	This Corporate Guarantee shall be and continue effective notwithstanding any present or future legal disability of the Operator.

VII.
There are no conditions or limitations to this Corporate Guarantee except those contained herein at the date hereof, and thereafter no alteration, change or modification hereof shall be binding or effective unless executed in writing, signed by the guarantor, and approved by WVDEP.

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VIII.	Guarantor agrees to pay all costs and expenses incurred by WVDEP which are expended in any successful action instituted to enforce the terms of this guarantee.

IX.	This guarantee shall be good and effective notwithstanding any change or changes in the business name of the operator.

X.	No changes, revisions, modifications or renewals to the self-bond of the Operator or the terms of permits shall act as a release of the Guarantor from this Corporate Guarantee.
Self-Bond No.  DMR2010-01-01

XI.
All notices required to, or which may be given shall be effective when received by the addressees at the addresses specified below. Personal delivery shall have the same effect as notice given by mail. Notices given by mail shall be sent certified.

GUARANTOR

Name	Address
LEGAL DEPARTMENT	ALPHA NATURAL RESOURCES, INC.
201 RESTING TREE DRIVE, PO BOX 16429
BRISTOL, VA 24209

FOR GUARANTOR:

Name	Address
LEGAL DEPARTMENT	ALPHA NATURAL RESOURCES, INC.
201 RESTING TREE DRIVE, PO BOX 16429
BRISTOL, VA 24209

XII.
In case of the insolvency, bankruptcy or dissolution of the Operator, all funds represented by the self-bond shall immediately become due and payable and this Corporate Guarantee may thereupon be enforced.

XIII.	This Corporate Guarantee is one of payment and not of collection.

XIV.	The failure of any person or persons to sign this Corporate Guarantee shall not release or affect the liability of Guarantor.

4

XV.	This Corporate Guarantee is a binding contract and shall be construed under and subject to the laws of the United States of America.

5

Self-Bond No.  DMR2010-01-01

XVI.	SIGNATURES OF GUARANTOR:
Guarantor Name   ALPHA NATURAL RESOURCES , INC.

By:	/s/ Virginia Graves	By:	/s/ Frank Wood
	Name: Virginia Graves		Name: Frank Wood

Title:		Title:
	Executive VP, General Counsel and Secretary		Executive VP and Chief Financial Officer

State of       VIRGINIA

County of       WASHINGTON

By:
Name:

By:
Name:

Title:
Executive VP and Chief Financial Officer

This foregoing instrument was acknowledged by me,   /s/ Vaughn R. Groves and Frank J. Wood    this   13th   day of    December       , 2012

Witness my hand and official seal	/s/ Teresa J. Darnell
Notary Public
My Commission Expires    03-31-13
[NOTARY SEAL
TERESA J. DARNELL
Notary Public
Commonwealth of Virginia
173874
My Commission Expires Mar 31, 2013]

6

XVII.	CORPORATE ACKNOWLEDGEMENTS Attached and incorporated herein as Exhibit A.

REVIEW BY WV ATTORNEY GENERAL
APPROVED as to form and execution:
APPROVED:  /s/  Darrell V. McGraw, Jr., Attorney General

By:	/s/ Dawn E. Warfield	Date:	12/17/2012
Authorized Representative

7

Exhibit 4
[Security Agreement]
This SECURITY AGREEMENT, dated as of July [ ], 2016 (this “Agreement”), is made by ANR, Inc. and its direct and indirect subsidiaries listed on the signature pages hereof (collectively, the “Grantors”), each with an address at One Alpha Place, Bristol, Virginia 24209, in favor of WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION (the “Secured Party”), with an address at 601 57th Street SE, Charleston, West Virginia 25304.
RECITALS
Pursuant to that certain Permitting and Reclamation Plan Settlement Agreement for the State of West Virginia (the “Settlement Agreement”) dated as of July [ ], 2016 by and among Alpha Natural Resources, Inc. (“Alpha”), Contura Energy, Inc. (the “Purchaser”), and Secured Party, Alpha agreed, among other things, that the Grantors would enter into this Agreement to grant to the Secured Party a security interest in their right, title and interest in and to the Collateral (defined below).
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the Grantors hereby agree as follows:
SECTION 1. DEFINITIONS; INTERPRETATION.
1.1    General Definitions. In this Agreement, the following terms shall have the following meanings:
“Collateral” shall have the meaning assigned in Section 2.1. “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at an time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
“Control” shall mean: (a) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (b) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (c) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (d) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (e) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (f) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the

Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.
“Event of Default” shall have the meaning set forth in the Settlement Agreement.
“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
“Intercreditor Agreement” means any intercreditor or subordination agreement executed by Secured Party and any lender or other creditor (or agent for one or more lenders or creditors) of any Grantor, pursuant to which the security interests granted in the Collateral to Secured Party hereunder are subordinated in favor of security interests granted in the Collateral in favor of such lender(s) or other creditor(s).
“Permitted Exclusions” shall mean (a) liens for taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, any Grantor or any subsidiary thereof (each a “Subsidiary”) shall have set aside on its books adequate reserves in accordance with generally accepted accounting principles from time to time in effect in the United States of America (“GAAP”); (b) landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like liens arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, any Grantor or any Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP; (c) zoning restrictions, easements, trackage rights, leases, licenses, special assessments, rights-of- way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of any Grantor or any Subsidiary; (d) liens granted by any Grantor and/or its Subsidiaries under or in connection with any Permitted Financing; (e) liens granted by any Grantor and/or its Subsidiaries under or in connection with any State Settlement; and (f) local, county, state and federal laws, ordinances or governmental regulations including environmental laws and regulations, local building and fire codes, and zoning conservation or other land use regulations now or hereafter in effect relating to any property owned, leased or licensed by any Grantor and/or its Subsidiaries.
“Permitted Financing” shall mean (a) the exit letter of credit facility entered into by the Grantors pursuant to the Plan (as defined in the Settlement Agreement) and (b) any other financing arrangement entered into by the Grantors and/or its Subsidiaries with the prior written consent of the Secured Party.

2

“Reclamation Funding Agreement” shall mean the Reclamation Funding Agreement dated July , 2016 by and among Alpha, Secured Party, the Purchaser and various federal and state regulatory agencies parties thereto.
“Restricted Cash Accounts” shall have the meaning set forth in the Settlement Agreement.
“Secured Obligations” shall have the meaning set forth in Section 2.2 hereof.
State Settlements” shall mean any settlements, as approved by the Bankruptcy Court in connection with confirmation of the Plan, among the Grantors, the Purchaser and any state or federal environmental regulatory agencies related to ongoing regulatory compliance obligations.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of West Virginia; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of West Virginia, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
1.2    Definitions; Interpretation.
(a)    In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Fixtures, General Intangibles, Goods, Instrument, Inventory, investment property, Letter of Credit Right, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.
(b)    All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Settlement Agreement. The incorporation by reference of terms defined in the Settlement Agreement shall survive any termination of the Settlement Agreement.
(c)    Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used

3

with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement or other document as from time to time amended, supplemented or otherwise modified (subject to restrictions on such amendments, supplements or modifications set forth in the Settlement Agreement). If any conflict or inconsistency exists between this Agreement and the Settlement Agreement, the Settlement Agreement shall govern.
SECTION 2. GRANT OF SECURITY.
2.1    Grant of Security. Subject to the Permitted Exclusions, each Grantor hereby grants to Secured Party a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following property of such Grantor, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
(a)    funds in the Restricted Cash Accounts;
(b)    As-Extracted Collateral and Inventory located at mines operated by any of the Grantors in the State of West Virginia;
(c)    the Reclamation Funding Agreement, including, without limitation, any right to receive any payment(s) thereunder;
(d)    to the extent not otherwise included above, all Collateral Records and Supporting Obligations in each case relating to any of the foregoing; and
(e)    to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
2.2    Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all of the Grantors’ obligations under this Security Agreement, the Reclamation Funding Agreement and the Settlement Agreement, now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations, the “Secured Obligations”).
2.3    Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) the Grantors shall remain liable for all obligations with respect to the Collateral and nothing contained herein is intended or shall be a delegation of duties to Secured Party, and (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantors from any of their duties or obligations under the contracts and agreements included in the Collateral.

4

SECTION 3. REPRESENTATIONS AND WARRANTIES.
Each Grantor hereby represents and warrants that:
3.1    Grantor Information & Status. As of the Effective Date, Schedule 3.1 sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) the type of organization of such Grantor, (3) the jurisdiction of organization of such Grantor, (4) its organizational identification number, if any, and (5) the jurisdiction and complete address where the chief executive office or its sole place of business is located;
3.2    Collateral Identification. All information supplied by such Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.
3.3    Ownership of Collateral and Absence of Other Liens. Other than with respect to the Permitted Exclusions and any financing statements filed in favor of the Secured Party, no financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral has been authorized by such Grantor to be filed in any filing or recording office, except for financing statements filed in connection with Liens set forth on Schedule 3.3 hereto.
3.4    Status of Security Interest.
(a)    Upon the filing of financing statements naming such Grantor as “debtor” and the Secured Party as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 3.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Secured Party in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid and perfected Lien subject to any Permitted Exclusions with respect to Collateral. Each agreement purporting to give the Secured Party Control over any Collateral is effective to establish the Secured Party’s Control of the Collateral subject thereto;
(b)    Except for authorizations and approvals that have been received, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or (ii) the execution, delivery or performance of this Agreement by such Grantor; and
(c)    The granting of the security interests in the Collateral to the Secured Party hereunder does not violate any term, provision, or clause in any material lease, license, contract, property right or agreement to which such Grantor is a party.
SECTION 4. COVENANTS AND AGREEMENTS.
Each Grantor hereby covenants and agrees that:
4.1    Grantor Information & Status.

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(a)    Without limiting any prohibitions or restrictions on mergers or other transactions as set forth in the Settlement Agreement or the Reclamation Funding Agreement, it shall not change its name, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Secured Party in writing of any such change promptly (and in any event within 45 days after such change or such longer period as the Secured Party may reasonably agree), identifying such new proposed name, corporate structure, chief executive office, jurisdiction of organization and providing such other information in connection therewith as the Secured Party may reasonably request and (b) taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Secured Party’s security interest in the Collateral granted or intended to be granted and agreed to hereby.
4.2    Ownership of Collateral and Absence of Other Liens.
(a)    Except for the security interest created by this Agreement and the Permitted Exclusions, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral (other than statutory liens that arise in the ordinary course of its business), and it shall, at the Secured Party’s reasonable request, use its commercially reasonable efforts to defend the Collateral against all persons at any time claiming any material interest therein, other than Liens permitted hereunder; and
(b)    Upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Secured Party in writing of any event that would reasonably be likely to have a material adverse effect on (i) the value of the Collateral, (ii) the ability of any such Grantor or the Secured Party to dispose of any material portion of the Collateral, or (iii) the rights and remedies of the Secured Party in relation thereto, including, without limitation, the levy of any legal process against any material portion of the Collateral.
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES.
5.1    Further Assurances.
(a)    Each Grantor agrees that from time to time, at its reasonable expense, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Secured Party may reasonably request, in order to perfect and maintain the validity, effectiveness and priority of any security interest granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
(b)    Each Grantor hereby authorizes the Secured Party to file a Record or Records, including, without limitation, financing or continuation statements, and amendments to any of the foregoing, in any jurisdictions and with any filing offices as the Secured Party may determine, in its reasonably discretion, are reasonably necessary or advisable to perfect or otherwise protect the security interest granted to the Secured Party herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the

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Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party.
SECTION 6. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.
6.1    Power of Attorney. Each Grantor hereby irrevocably appoints the Secured Party (such appointment being coupled with an interest) as Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party’s reasonable discretion to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, in each case, only at such time or times during which an Event of Default has occurred and is continuing, including, without limitation, the following:
(a)    upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b)    upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;
(c)    upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and
(d)    to prepare and file any UCC financing statements against such Grantor as debtor.
6.2    No Duty on the Part of Secured Party. The powers conferred on the Secured Party under Section 6.1 are solely to protect the interests of Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.
SECTION 7. REMEDIES.
7.1    Generally.
(a)    If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for in the Settlement Agreement, the Reclamation Funding Agreement, and any document relating thereto, herein or otherwise available to it at law or in equity, subject to the terms of any Intercreditor Agreement, all the rights and remedies of the Secured Party on default under the UCC to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
(i)    deliver a “notice of termination” or “notice of exclusive control” to the depositary institution at which each of the Restricted Cash Accounts is maintained and

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which is subject to a deposit account control agreement among one or more of the Grantors, the Secured Party and such depositary institutions;
(ii)    require Grantors to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Secured Party as soon as reasonably practicable, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties;
(iii)    enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
(iv)    prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems reasonably appropriate; and
(v)    without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable.
(b)    For the avoidance of doubt, the occurrence of an “Event of Default” as such term is defined in the Settlement Agreement shall permit the Secured Party to exercise all rights, powers, and remedies vested in it.
(c)    The Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantors, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If the proceeds of any sale or disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Secured Party to

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collect such deficiency. Each Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Secured Party hereunder.
(d)    The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
(e)    The Secured Party shall have no obligation to marshal any of the Collateral.
7.2    Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Secured Party against, the Secured Obligations in the following order of priority:
FIRST, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Grantors, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder or under the Settlement Agreement, all in accordance with the terms hereof or thereof;
SECOND, to the payment of, to the extent such expenses are reimbursable in accordance with the terms of the relevant agreements, all reasonable out-of-pocket expenses (including legal fees) incurred by the Secured Party in connection with the enforcement and protection of its rights under this Agreement, the Settlement Agreement or the Reclamation Funding Agreement or otherwise by reason of the occurrence of an Event of Default thereunder, in each case, with interest at the rates specified in any applicable agreement, order, statute or rule in respect of overdue payments;

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THIRD, to the payment or performance of all other Secured Obligations due and payable to the Secured Party; and
LAST, the balance, if any, after all of the Secured Obligations have been paid in full in cash, to the Grantors or as otherwise required by applicable law.
SECTION 8. STANDARD OF CARE; SECURED PARTY MAY PERFORM.
The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or otherwise. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable out of pocket expenses of the Secured Party incurred in connection therewith shall be payable by the Grantors.
SECTION 9. REINSTATEMENT.
This Agreement shall remain in full force and effect and continue to be effective should any Insolvency or Liquidation Proceeding be commenced by or against any or all of the Grantors, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
SECTION 10. MISCELLANEOUS
10.1    Notices. Unless otherwise specifically provided herein, all notices, consents, requests, demands and other communications required or permitted hereunder:
(a)    shall be in writing
(b)    shall be sent by messenger, certified or registered U.S. mail, a reliable express delivery service, facsimile or email (with a copy sent by one of the foregoing means), charges prepaid as applicable, to the appropriate address(es) or number(s) set forth below; and

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(c)    shall be deemed to have been given on the date of receipt by the addressee (or, if the date of receipt is not a Business Day, on the first Business Day after the date of receipt), as evidenced by (i) a receipt executed by the addressee (or a responsible person in his or her office) or a notice to the effect that such addressee refused to accept such communication, if sent by messenger, U.S. mail or express delivery service, or (ii) a receipt generated by the sender’s facsimile or email system showing that such communication was sent to the appropriate number or email address on a specified date, if sent by facsimile or email.
All such communications shall be sent to the following addresses or numbers, or to such other addresses or numbers as any party may inform the others by giving five Business Days prior notice:
If to the Grantors:
ANR, Inc.
One Alpha Place
Bristol, Virginia 24209
Attn: General Counsel
Facsimile No.:
Email:
If to the Secured Party:
West Virginia Department of Environmental Protection
601 57th Street, Southeast
Charleston, West Virginia 25304
Attention: General Counsel
Facsimile No.: (304) 926-0446
Email: Kristin.A.Boggs@wv.gov
10.2    No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder or under the Settlement Agreement, the Reclamation Funding Agreement, or any document relating thereto shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.
10.3    All rights and remedies existing under this Agreement, the Settlement Agreement, the Reclamation Funding Agreement, and any document relating thereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.
10.4    If any provision of this Agreement, the Settlement Agreement, the Reclamation Funding Agreement, or any document relating thereto is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement, the Settlement Agreement, the Reclamation Funding Agreement, and any document relating thereto shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid

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provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.5    All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.
10.6    This Agreement shall be binding upon and inure to the benefit of the Secured Party and the Grantors and their respective successors and assigns.
10.7    The Grantors shall not, without the prior written consent of the Secured Party, assign any right, duty or obligation hereunder.
10.8    This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
10.9    This Agreement may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic submission of a .pdf copy of an executed counterpart shall be effective as delivery of an original executed counterpart of this Agreement.
10.10    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WEST VIRGINIA, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW.
10.11    CONSENT TO JURISDICTION AND VENUE. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE COMMENCED IN THE STATE OR FEDERAL COURTS LOCATED IN KANAWHA COUNTY, WEST VIRGINIA, AND EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS FOR SUCH PURPOSE.
10.12    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER HAVING AN ADEQUATE OPPORTUNITY FOR CONSULTATION WITH ITS OWN INDEPENDENT COUNSEL, WAIVES (A) ITS/HIS/HER RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR OBLIGATIONS ARISING OUT OF OR RELATED TO (i) THIS AGREEMENT, (ii) THE TRANSACTIONS CONTEMPLATED HEREBY, OR (iii) ANY COURSE OF DEALING,

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COURSE OF CONDUCT, STATEMENT (VERBAL OR WRITTEN) OR ACTION OF THE PARTIES IN CONNECTION WITH THE RELATIONSHIP BETWEEN THE PARTIES HERETO AND (B) ITS/HIS/HER RIGHT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

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10.13    Relationship to Intercreditor Agreement. Notwithstanding anything herein or in the Settlement Agreement to the contrary, the lien and security interest granted in the Collateral pursuant to this Agreement and the exercise of any right or remedy by the Secured Party hereunder are subject to the terms and provisions of any Intercreditor Agreement. In the event of any conflict between the terms of any Intercreditor Agreement, on one hand, and this Agreement or the Settlement Agreement, on the other hand, the terms of such Intercreditor Agreement shall govern and control. Any provision of this Agreement or Settlement Agreement to the contrary notwithstanding, no Grantor shall be required to act or refrain from acting in a manner that is inconsistent with the terms and provisions of such Intercreditor Agreement.
[Signatures to Follow]

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IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ANR, Inc. as Grantor
By:
Name:
Title:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION, as Secured Party
By:
Name: Kristin A. Boggs
Title: General Counsel

[OTHER GRANTORS]
By:
Name:
Title:

Schedule 3.1
Grantor Information
Legal name: [ANR, Inc.]
Type of organization: Corporation
Whether or not the Pledgor is a Registered Organization: Yes
Jurisdiction of organization: Delaware
Location: One Alpha Plaza, Bristol, VA 24209
Organizational identification number (if any):
Federal Employer Identification Number (if any):
[SAME RE OTHER GRANTORS]

Schedule 3.3
Other Financing Statements

Debtor	Secured Party	Jurisdiction	Original Filing Date	Original Filing Number

Schedule 3.4
Recording Offices

Name of Grantor	Filing Jurisdiction
[ANR, Inc.]	[Raleigh County]	, West Virginia
[SAME RE OTHER GRANTORS]	West Virginia Secretary of State

Exhibit 5
[Consent Order]

Division of Mining and Reclamation 601 57th Street, Southeast Charleston, West Virginia 25304 Phone: (304) 926-0440 Fax: (304) 926-0446	Earl Ray Tomblin, Governor Randy C. Huffman, Cabinet Secretary www.dep.wv.gov

CONSENT ORDER
The following findings are made and this Consent Order is issued pursuant to the authority vested in the Secretary of the Department of Environmental Protection (the “Department”) pursuant to W. Va. Code § 22-1-6(d)(3) and delegated to the Director of the Division of Mining and Reclamation (the “Director”) pursuant to W. Va. Code § 22-1-6(b).
FINDINGS OF FACT
In support of this Consent Order, the Director makes the following Findings of Fact:

A.
Under the West Virginia Surface Coal Mining and Reclamation Act, W. Va. Code § 22-3-1, et seq. (the “Act”), no person may engage in surface mining operations unless such person has first obtained a permit from the Director. W. Va. Code § 22-3-8(a).

B.
In accordance with the Act, after the Director approves a surface mining permit, but before he or she issues such permit, the operator must furnish a penal bond, payable to the State of West Virginia, which bond secures the operator’s obligations to comply with the requirements of the Act and the operator’s surface mining permit(s). W. Va. Code § 22-3-11(a).

C.	The Act prescribes various forms of penal bonds with various requirements for their acceptance by the Director, including, without limitation:

1.	Surety bonds in accordance with the West Virginia Surface Mining Reclamation Rule (the “Rule”), W. Va. Code R. § 38-2-11.3.a (“Surety Bonds”);

2.	Various forms of cash bonds in accordance with W. Va. Code R. § 38-2-11.3.b.1.A. - 11.3.b.1.D. (“Cash Bonds”);

3.	Collateral bonds on real property in accordance with W. Va. Code R. § 38-2-11.3.b.1.E. (“Collateral Bonds”);

4.	Letters of credit in accordance with W. Va. Code R. § 38-2-11.3.b.1.G. (“Letters of Credit”); and

SUBJECT TO REVIEW AND APPROVAL
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5.	Escrow bonds in accordance with W. Va. Code R. § 38-2-11.3.c. (“Escrow Bonds”).
The various forms of penal bonds described in W. Va. Code R. § 38-2-11.3., other than self-bonds as described in W. Va. Code R. § 38-2-11.3.d. (“Self-Bonds”), are hereinafter referred to as “Penal Bonds”.

D.
The Act authorizes the Director to accept a Self-Bond, if the applicant demonstrates to the satisfaction of the Director, among other things, a history of financial solvency and continuous operation sufficient for authorization to self-insure. W. Va. Code § 22-3-11(d).

E.
The Alpha Natural Resources, Inc. (“ANR”) subsidiaries listed in Exhibit 1 (collectively, the “ANR Subsidiaries” and, collectively with ANR, “Alpha”) attached hereto and incorporated by reference herein currently hold mining permits (collectively, the “Permits”) issued by the Director for coal mines and related facilities in West Virginia that are covered, in part, by Self-Bonds. To ensure that the ANR Subsidiaries qualified for the issuance of Self-Bonds, ANR guaranteed the payment and performance of the Self-Bonds issued by the ANR Subsidiaries pursuant to the Self-Bond Corporate Guarantee dated December 13, 2012 (the “Guarantee”), a copy of which is attached hereto as Exhibit 2.

F.
On August 3, 2015, ANR and certain of its direct and indirect subsidiaries (collectively, the “Debtors”), including all of the ANR Subsidiaries, commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”), which cases are being jointly administered under case number 15-33896 (KRH) (the “Chapter 11 Cases”).

G.	On the date of the commencement of the Chapter 11 Cases, the ANR Subsidiaries held Self-Bonds in the approximate amount of $244 million.

H.	Exhibit 1 hereto also identifies and sets forth the amount of Alpha’s current Self-Bonds (collectively, the “Alpha Self-Bonds”) by permit and further categorizes such permits as follows:

1.	By permits upon which coal is currently being mined and expected to be mined in the future (“Active Permits”);

2.	By permits upon which coal is not currently being mined due to market considerations but may be mined in the future (“Inactive Permits”);

3.	By permits upon which only reclamation activities are continuing (“Reclaim-Only Permits”); and

4.	By permits upon which permitted mining has not been started but may be started in the future (“Not Started Permits”).

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I.	By a letter dated August 5, 2015, ANR advised the Director that it may no longer satisfy one or more of the criteria for self-bonding under the Act and the Rule.

J.	By a letter dated September 1, 2015, the Director advised Alpha that, within 90 days, Alpha must post an alternate form of bond in total amount equal to the aggregate amount of the Alpha Self-Bonds.

K.
On December 7, 2015, Alpha and the Director entered into a consent order providing for Alpha’s satisfaction of its statutory reclamation bonding requirements in the State of West Virginia (the “State”) during the pendency of the Chapter 11 Cases (the “Initial Consent Order”). The Initial Consent Order contemplated that the Alpha Self-Bonds would be replaced with other acceptable alternative forms of bond upon emergence from chapter 11.

L.
During the continuing pendency of the Chapter 11 Cases, the Debtors and the Director entered into the Permitting and Reclamation Plan Settlement Agreement for the State of West Virginia dated July ___, 2016 (the “Settlement Agreement”) that, among other things, resolved issues relating to the replacement of the Alpha Self-Bonds.

M.
Attached as Exhibit 3 to the Settlement Agreement is a form of security agreement (the “Security Agreement”) that, pursuant to the Settlement Agreement, the Debtors or the Reorganized Debtors are required to deliver to the Department on the Effective Date (as defined in the Plan) (hereinafter referred to as the “Effective Date”).

N.
By an order dated July ___, 2016, the Bankruptcy Court approved the Settlement Agreement and confirmed the Debtors’ joint plan of reorganization (the “Plan”), and, on the Effective Date, the Debtors will emerge from chapter 11. ANR and Alpha, as they shall exist following the Effective Date, are referred to herein as “Reorganized ANR” and “Reorganized Alpha,” respectively.

O.
Upon emergence, Reorganized Alpha shall retain certain coal mining assets, including certain assets in the State, that were not sold pursuant to the Sale Transaction (as defined in the Settlement Agreement) and will hold the permits associated with those assets.

P.	In accordance with the Settlement Agreement, this Consent Order embodies certain terms of the Settlement Agreement.

Q.	This Consent Order supersedes and replaces the Initial Consent Order in its entirety.
ORDER FOR COMPLIANCE
NOW, THEREFORE, in accordance with the authority cited above, it is hereby agreed by the parties and ORDERED by the Director:

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SUBJECT TO REVIEW AND APPROVAL
BY PERSONS WITH AUTHORITY

1.    Satisfaction of Reclamation Bonding Requirements. Alpha and Reorganized Alpha may satisfy their respective statutory reclamation bonding requirements as provided herein.
2.    Continuation of Existing Bonding.
a.    All of Alpha’s existing reclamation bonds, including all existing Penal Bonds and the remaining Alpha Self-Bonds, shall remain in place, pending the posting of replacement Penal Bonds in accordance with this Consent Order.
b.    Except to the extent replaced by Penal Bonds in accordance with the terms and provisions of this Consent Decree, Alpha, on behalf of itself and Reorganized Alpha, reaffirms all of their remaining Self-Bonds existing on the Effective Date and shall, as reasonably requested by the Director on and after the Effective Date, submit revised applications for any remaining Self-Bonds.
c.    ANR, on behalf of itself and Reorganized ANR, reaffirms the Guarantee, and the Reorganized Debtors shall, as reasonably requested by the Director, provide new guaranties, of all Self-Bonds remaining in existence on and after the Effective Date.
d.    The Plan provides that Alpha Natural Resources Holdings, Inc. and ANR, Inc. will be established pursuant to the Plan and shall replace Reorganized ANR as the holding companies for the equity interests of the Reorganized Debtors from and after the Effective Date. On and as of the Effective Date, ANR, Inc. shall, in connection with the Restructuring Transactions, assume the obligations of Reorganized ANR under the Guarantee, and both Alpha Natural Resources Holdings, Inc. and ANR, Inc. shall, on the Effective Date, execute guaranties, substantially in the form of the Guarantee, of all Self-Bonds remaining in existence on and after the Effective Date.
e.    All remaining Self-Bonds and guaranties shall be secured by: (1) the Pool Bond (as defined below); (2) the funds in the Restricted Cash Accounts (as defined in the Settlement Agreement); and (3) all other Collateral (as defined in the Security Agreement).
3.    Bonding of Active and Inactive Permits
a.    Active Permits. Reorganized Alpha shall have in place and posted with the Director Surety Bonds, Cash Bonds, or Letters of Credit with respect to all Active Permits within 30 days after the Effective Date.
b.    Inactive Permits. Within 180 days of the Effective Date, Reorganized Alpha shall have in place and posted with the Department Surety Bonds or other acceptable forms of Penal Bonds for all of Inactive Permits.
c.    Not Started Permits. All Not Started Permits shall be deemed to be Inactive Permits for purposes of this Consent Decree and shall be either (1) bonded with Surety Bonds or other acceptable forms of Penal Bonds within 30 days of the Effective

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Date or (2) deemed terminated and relinquished on and as of the 31st day after the Effective Date.
d.    Additional Cash Bond. In the event that Reorganized Alpha fails to bond all Active and Inactive Permits within the timeframes provided above and the Interim Contribution (as defined in the Settlement Agreement) is paid to the Director pursuant to the Settlement Agreement, the Director shall hold the Interim Contribution as a Cash Bond applicable to any or all Self-Bonds on any or all Active and Inactive Permits.
4.    Bonding of Reclaim-Only Sites.
a.    From and after the Effective Date, Reorganized Alpha may continue to maintain Self-Bonds only with respect to Reclaim-Only Permits.
b.    Reorganized Alpha shall reduce the Self-Bonded obligations existing with respect to Reclaim-Only Permits as of the Effective Date according to the following schedule:
i.    25% of the initial amount of the Self-Bonded obligations on such Reclaim-Only Permits by December 31, 2020;
ii.    50% of the initial amount of the Self-Bonded obligations on such Reclaim-Only Permits by December 31, 2023; and
iii.    100% of the initial amount of the Self-Bonded obligations on such Reclaim-Only Permits by the tenth anniversary of the Effective Date, by which time all remaining permits on the Reclaim-Only Permits shall be fully bonded with Penal Bonds in the amount determined in accordance with then-existing applicable State law and rules.
c.    The calculation of the required reduction in Self-Bonds shall not take into account any existing Penal Bonds or the amount of the Pool Bond (as defined below) until the aggregate amount of Self-Bonds is less than $39,000,000, and the Pool Bond has been converted to acceptable site-specific Penal Bonds.
d.    In the event that Reorganized Alpha decides to commence or recommence mining operations on any Reclaim-Only Permit, it may do so only upon posting and approval of Surety Bonds or other acceptable forms of Penal Bonds and compliance with all other applicable laws, rules and orders with respect to such Reclaim-Only Permit.
5.    Posting of the Pool Bond.
a.    On or before the Effective Date, Reorganized Alpha shall post an additional $24,000,000 in financial assurance in the form of a Cash Bond or Letter of Credit with the West Virginia State Treasurer’s Office for any and all sites located in the State that will be covered by a Self-Bond on and after the Effective Date.

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b.    The Cash Bond or Letter of Credit issued pursuant to Paragraph 5(a) hereof shall be in addition to the existing $15,000,000 Letter of Credit posted pursuant to the Initial Consent Order, which Letter of Credit shall remain in full force and effect or be substituted by a replacement Letter of Credit or Cash Bond on terms in accordance with applicable West Virginia law and acceptable to the Director, it being agreed that the terms of the existing Letter of Credit are acceptable. The existing Letter of Credit or the replacement thereof shall serve as additional financial assurance for any and all sites located in the State that will be covered by a Self-Bond on and after the Effective Date.
c.    The Cash Bond or Letter of Credit issued pursuant to Paragraph 5(a) hereof and the existing Letter of Credit and any replacement Letter of Credit or Cash Bond described in Paragraph 5(b) hereof are referred to herein as the “Pool Bond.”
d.    Until Reorganized Alpha has replaced all Self-Bonds with Penal Bonds that satisfy applicable law, the Pool Bond will remain in place and may be drawn down and applied by the Director in whole or in part upon the revocation of any of the issued and outstanding Self-Bonded permits and declaration of forfeiture and demand for payment of the associated Self-Bond(s).
e.    The Pool Bond shall be returned by the Director to Reorganized Alpha when all Self-Bonded mining sites have been covered by acceptable Penal Bonds in accordance with West Virginia law or have been fully reclaimed as defined in W. Va. Code R. § 38-2-2.37, whichever comes first.
6.    Additional Cash Bond. In the event that the Director terminates Reorganized Alpha’s right to use funds in the Restricted Cash Accounts pursuant to Section 9(c)(ii) of the Settlement Agreement, the funds then contained in the Restricted Cash Accounts shall be deemed to constitute a Cash Bond with respect to Reorganized Alpha’s performance of their obligations to reclaim and manage and treat water at their Reclaim-Only Sites.
OTHER PROVISIONS
7.    Except as specifically set forth herein, nothing in this Consent Order shall in any way limit or impair the rights of the Director to enforce all applicable environmental and reclamation laws and regulations, and neither Reorganized Alpha nor the Director waives or releases any legal or factual argument, claim, doctrine or defense applicable to any dispute related thereto, including without limitation any argument, claim, doctrine or defense under applicable bankruptcy laws.
8.    Except as specifically provided above, compliance with the terms and conditions of this Consent Order shall not in any way be construed as relieving Reorganized Alpha of the obligation to comply with any applicable law, permit, order or any other requirement otherwise applicable. Violations of the terms and conditions of this Consent Order may subject Reorganized Alpha to additional penalties and injunctive relief in accordance with applicable law.

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9.    This Consent Order shall terminate only upon the termination of the Settlement Agreement pursuant to its terms. The termination of the Settlement Agreement or this Consent Order shall have no effect on the obligations of Reorganized Alpha under this Consent Order, or Reorganized Alpha’s obligations to comply with all applicable state and federal laws.
10.    Reorganized Alpha waives its right to appeal this Consent Order under W. Va. Code § 22-3-17(e). Reorganized Alpha agrees to take all actions required by the terms and conditions of this Consent Order. However, Reorganized Alpha does not admit to any factual or legal determinations made by the Director and reserves all rights and defenses available regarding liability or responsibility in any proceeding other than proceedings, administrative or civil, to enforce this Consent Order.
11.    Except as expressly set forth herein, the Director reserves the right to take further action if compliance with the terms and conditions of this Consent Order does not adequately address the violations, if any, noted herein or for any other matter and further reserves all rights and defenses that he may have pursuant to any legal authority, as well as the right to raise, as a basis for supporting such legal authority or defenses, facts other than those contained in the Findings of Fact herein.
12.    If any event occurs that delays Reorganized Alpha’s ability to comply with the requirements of this Consent Order, Reorganized Alpha shall have the burden of proving that such delay was caused by circumstances beyond its reasonable control and that could not have been overcome by due diligence (i.e., force majeure). Force majeure shall not include delays caused or contributed to by the lack of sufficient funding unless such lack of funding is due (a) limitations imposed on Reorganized Alpha by the Bankruptcy Code or order of the Bankruptcy Court or (b) to the actions of an entity not within the control of Reorganized Alpha. Within three working days after Reorganized Alpha becomes aware of such a delay, it shall notify the Director and, within ten working days of such initial notification, Reorganized Alpha shall submit (a) a detailed written explanation of the anticipated length and cause of the delay, (b) the means taken and/or to be taken to prevent or minimize the delay and (c) a timetable by which Reorganized Alpha intends to implement such measures. If the Director agrees that the delay has been or will be caused by circumstances beyond the reasonable control of Reorganized Alpha (i.e., force majeure), the time for performance hereunder shall be extended for a period of time equal to the delay resulting from such circumstances. A force majeure extension granted by the Director shall be considered a binding extension of the relevant requirements under this Consent Order. The Director’s determination shall be final and not subject to appeal.
13.    The provisions of this Consent Order are severable. In the event that a court or board of competent jurisdiction declares any provision hereof to be invalid or unenforceable, all other provisions of this Consent Order shall remain in full force and effect; provided that, if such declaration results from a challenge or proceeding brought by a third party then either the Director or Reorganized Alpha may choose to terminate this Consent Order in its entirety.
14.    This Consent Order is binding on Reorganized Alpha as of the Effective Date, regardless of either or both of the dates written below.

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Alpha Natural Resources, Inc., on behalf of itself, the ANR Subsidiaries, the Reorganized Debtors, Alpha Natural Resources Holdings, Inc., and ANR, Inc.	Department of Environmental Protection
By: DRAFT	By: DRAFT

Name and Title ALPHA NATURAL RESOURCES, INC. One Alpha Place Bristol, Virginia 24209	Harold D. Ward, Acting Director DIVISION OF MINING AND RECLAMATION 601 57th Street, Southeast 24209 Charleston, West Virginia 25304
Date:	Date:

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